EXHIBIT 10.1









                          STOCK PURCHASE AGREEMENT

                              BY AND BETWEEN

                           TRITON ENERGY LIMITED

                                   AND

                              HM4 TRITON, L.P.







                     8% CONVERTIBLE PREFERENCE SHARES
                     (PAR VALUE $.01 PER SHARE)





                          AUGUST  31,  1998

                              TABLE  OF  CONTENTS


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------



Section 1.1    Definitions                                                             1
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Section 1.2    References and Titles                                                  10
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                                   ARTICLE II

                      PURCHASE OF 8% PREFERENCE SHARES
                      --------------------------------

Section 2.1    Purchase of Shares                                                     11
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                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        --------------------------------

Section 3.1    Representations and Warranties of the Company                          11
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Section 3.2    Representations and Warranties of Purchaser                            29
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                                   ARTICLE IV

                                   COVENANTS
                        --------------------------------

Section 4.1    Furnishing of Information                                              33
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Section 4.2    Rights Offering                                                        33
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Section 4.3    Stock Exchange Listing                                                 34
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Section 4.4    Registration Statement                                                 34
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Section 4.5    Affirmative Covenants of the Company                                   35
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Section 4.6    Negative Covenants of the Company                                      35
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Section 4.7    Approvals                                                              37
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Section 4.8    Shareholders Agreement.                                                37
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Section 4.9    Preferred Stock Authorization.                                         37
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Section 4.10   HSR Act Notification                                                   38
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Section 4.11   Indemnification of Directors and Officers; Insurance                   38
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Section 4.13   Notification of Certain Matters                                        40
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Section 4.14   Board of Directors                                                     41
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Section 4.15   Financial Advisory Agreement; Commitment Fee                           41
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
                                   ARTICLE V

                         CONDITIONS PRECEDENT TO CLOSING
                         --------------------------------

Section 5.1    Conditions Precedent to Each Party's Obligation                        41
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Section 5.2    Conditions Precedent to Obligation of Purchaser at the First Closing   42
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Section 5.3    Conditions Precedent to Obligations of Company at the First Closing    43
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Section 5.4    Conditions Precedent to Obligation of Purchaser at the Second Closing  44
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Section 5.5    Conditions Precedent to Obligations of Company at the Second Closing   46
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                                   ARTICLE VI

                                   CLOSINGS
                         --------------------------------

Section 6.1    Closings                                                               46
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Section 6.2    Actions to Occur at the First Closing                                  46
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Section 6.3    Actions to Occur at the Second Closing                                 47
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                                   ARTICLE VII

                                  TERMINATION
                        --------------------------------

Section 7.1    Termination                                                            48
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Section 7.2    Effect of Termination                                                  50
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                                   ARTICLE VIII

                                 INDEMNIFICATION
                       --------------------------------

Section 8.1    Indemnification of Purchaser                                           50
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Section 8.2    Indemnification of Company                                             51
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Section 8.3    Defense of Third-Party Claims                                          51
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Section 8.4    Direct Claims                                                          52
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Section 8.5    Special Provisions Regarding Indemnity                                 52
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Section 8.6    Tax Related Adjustments                                                53
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                                   ARTICLE IX

                                 MISCELLANEOUS
                          --------------------------------

Section 9.1    Survival of Provisions                                                 53
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Section 9.2    No Waiver; Modification in Writing                                     54
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Section 9.3    Specific Performance                                                   54
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Section 9.4    Severability                                                           54
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Section 9.5    Fees and Expenses                                                      54
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Section 9.6    Parties in Interest                                                    56
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Section 9.7    Notices                                                                56
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Section 9.8    Counterparts                                                           57
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Section 9.9    Entire Agreement                                                       57
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Section 9.10   Governing Law                                                          58
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Section 9.11   Public Announcements                                                   58
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Section 9.12   Assignment                                                             58
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Section 9.13   Director and Officer Liability                                         58
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Section 9.14   Headings                                                               59
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


                EXHIBITS

Exhibit A                 Form of Financial Advisory Agreement
Exhibit B                 Form of Monitoring and Oversight Agreement
Exhibit C                 Form of Preferred Stock Authorization
Exhibit D                 Form of Shareholders Agreement
Exhibit E                 Form of Indemnification Agreement
Exhibit F-1               Form of Legal Opinion of Robert Holland, General Counsel
to the Company
Exhibit F-2               Form of Legal Opinion of W. S. Walker & Co.
Exhibit F-3               Form of Legal Opinion of Hunter & Hunter




                  STOCK  PURCHASE  AGREEMENT



     STOCK PURCHASE AGREEMENT, dated as of August 31, 1998, by and between Triton Energy Limited, a Cayman Islands company (the "Company"), and HM4
                                                            -------
Triton, L.P., a Cayman Islands exempted limited partnership (together with its permitted assigns, "Purchaser").
                      ---------

     In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                ARTICLE I

                              DEFINITIONS
                               -----------

       Section  I.1    Definitions.  As used in this
                     -----------
Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "5%  Preference  Shares"  has the meaning set forth in Section 3.1(c)(i).

     "5% Preference Shares Authorization" has the meaning set forth in Section 3.1(c)(iii).

     "8% Preference Shares" means the Company's 8% Convertible Preference Shares, par value $.01 per share.

     "Additional  D&O  Policies" has the meaning set forth in Section 4.11(b).

     "Affiliate" means, with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition and this Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

     "Agreement" means this Stock Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     "Approval" means any approval, authorization, grant of authority, consent, order, qualification, permit, license, variance, exemption, franchise, concession, certificate, filing or registration or any waiver of the foregoing, or any notice, statement or other communication required to be filed with, delivered to or obtained from any Governmental Entity or any other Person.

     "Articles of Association" means the Company's Articles of Association, as amended from time to time.

     "Asset Value" shall mean the consideration to be paid for such asset by the acquiring Person in a bona fide arms-length transaction with a non-Affiliate third party, including all debt assumed as part of such transaction or to which the assets subject to such transaction are subject and which remains outstanding immediately following such transaction; provided,
                                                                     --------
however,  that if the consideration is payable in whole or in part in property
-------
(which term shall include the securities of any issuer other than the Company) other than cash, the fair market value of such property shall be determined as follows: (i) if such property consists of securities, such value shall be the Current Market Price of such securities and (ii) such value of property other than securities shall be determined by the Company and HMCo in good faith or, if the Company and HMCo do not agree on the fair market value of such property within five (5) Business Days after HMCo's receipt of a copy of the written offer to purchase such assets describing and quantifying the non-cash consideration to be paid for such assets, then the Company and HMCo shall select one nationally recognized independent appraiser (with each of the Company and HMCo bearing one-half of the expense of such appraiser) to determine the fair market value of that property and the appraised fair market value of that property as determined by such appraiser shall be deemed the fair market value of that property.

     "Authorized  Preferred  Stock"  has  the  meaning  set  forth  in Section
3.1(c)(i).

     "Benefit  Plan"  has  the  meaning  set  forth  in  Section  3.1(o).

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York, New York or Dallas, Texas generally are authorized or required by law or other government actions to close.

     "Capital Stock" means (i) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

     "Closings"  has  the  meaning  provided  therefor  in  Section  6.1.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

     "Common Stock" means the Company's ordinary shares, par value $.01 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

     "Company" has the meaning set forth in the introductory paragraph hereof.

     "Company  Disclosure  Schedule" has the meaning set forth in Section 3.1.

     "Company Indemnified Costs" means (i) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Company Indemnified Parties incurs and that arise out of or result from any breach or default by Purchaser of any of the representations or warranties under this Agreement or any other Transaction Documents and (ii) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Company Indemnified Parties incurs and that arise out of or result from any breach by Purchaser of any of the covenants or agreements under this Agreement or any other Transaction Documents.

     "Company  Interests"  means:

     (a) all rights, titles, interests, tenements, hereditaments, appurtenances, benefits and privileges of the Company or any of its Subsidiaries in, to and under the Concession Area, the Material Oil and Gas Contracts, the other Contract Interests and all material personal property, improvements, lease and well equipment, easements, permits, servitudes, rights of way and surface rights associated therewith, if any; and

     (b) all material files, records and data owned by, or in the actual or constructive possession of, the Company or any of its Subsidiaries relating to the Company, any of its Subsidiaries, the Concession Area, the Material Oil and Gas Contracts, the Contract Interests or any other Company Interest, including all material title records, geological, geophysical and seismic records, data and information, production records, electric logs, core data, pressure data and other related matters of a non-interpretive nature associated therewith.

     "Company  Options"  has  the  meaning  set  forth  in Section 3.1(c)(iv).

     "Company  SEC  Documents" has the meaning set forth in Section 3.1(e)(i).

     "Concession Area" means the geographic areas or regions covered by or subject to the Material Oil and Gas Contracts.

     "Contract Interests" means the Material Oil and Gas Contracts and any and all existing oil and gas processing contracts, casinghead gas contracts, joint venture agreements, seismic exploration agreements, area of mutual interest agreements, saltwater disposal agreements, commingling agreements, sales agreements, transportation agreements, pipeline agreements, and other contracts, agreements and instruments (including the penalty provisions thereof and future interests, reversionary rights and deferred interests) and orders relating thereto, to which the Company or any Subsidiary is a party or otherwise bound which relate to the Concession Area or to the exploration for or development, production or transportation of oil, gas or petroleum from or attributable to the Concession Area.

     "Contracts" means all agreements, contracts, or other binding commitments, arrangements or plans, written or oral (including any amendments and other modifications thereto), to which the Company or any of its Subsidiaries is a party or is otherwise bound.

      Credit  Agreements    means,  collectively,  (i)  that  certain  Credit
Agreement between the Company and Soci t G n rale, Southwest Agency, dated October 8, 1997, as amended, (ii) that certain Credit Agreement between the Company and Barclays Bank PLC, dated November 26, 1997, as amended, (iii) that certain Credit Agreement between the Company and Toronto Dominion (Texas), Inc., dated November 26, 1997, as amended, (iv) that certain Credit Agreement between the Company and Union Bank of California, N.A., dated December 31, 1997, as amended, (v) that certain Credit Agreement between the Company and Credit Suisse First Boston, dated February 9, 1998, as amended, and (vi) that certain Demand Promissory Note with Banque Paribas dated September 15, 1997.

     "Cure  Period"  has  the  meaning  set  forth  in  Section  7.1(b)(i).

     "Current Market Price" of Common Stock or any other class of stock or other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ( NYSE ) or, if such security is not listed or admitted for trading on the NYSE,
----
on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market or, if such security is not quoted on The Nasdaq Stock Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) or, if bid and asked prices for such security on such day shall not
 ------
have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors or, if no such market is regularly made, as determined by a majority of the Board of Directors based on advice of an independent appraiser selected by a majority of the Board of Directors.

     "Debt", without duplication, means (a) all indebtedness (including the principal amount thereof or, if applicable, the accreted amount thereof and the amount of accrued and unpaid interest thereon) of the Company or its Subsidiaries, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (b) all deferred indebtedness of the Company or its Subsidiaries for the payment of the purchase price of property or assets purchased, (c) all obligations of the Company or its Subsidiaries to pay rent or other payment amounts under a lease of real or personal property which is required to be classified as a capital lease or a liability on the face of a balance sheet prepared in accordance with GAAP, (d) any outstanding reimbursement obligation of the Company or its Subsidiaries with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company or its Subsidiaries, (e) any payment obligation of the Company or its Subsidiaries under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (f) all indebtedness for borrowed money secured by any Lien existing on property owned by the Company or its Subsidiaries, whether or not indebtedness secured thereby shall have been assumed, (g) all guaranties, endorsements, assumptions and other contingent obligations of the Company or its Subsidiaries in respect of, or to purchase or to otherwise acquire, indebtedness for borrowed money of others, (h) all other short-term and long-term liabilities of the Company or its Subsidiaries of any nature and (i) all premiums, penalties and change of control payments required to be paid or offered in respect of any of the foregoing as a result of the consummation of the transactions contemplated by the Transaction
Documents  regardless  if  any  of  such  are  actually  paid.

     "Environmental  Laws"  has  the  meaning  set forth in Section 3.1(r)(A).

     "ERISA"  has  the  meaning  set  forth  in  Section  3.1(o).

     "Excess  Shares"  has  the  meaning  set  forth  in  Section  4.2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Financial Advisory Agreement" means that certain Financial Advisory Agreement between the Company and HMCo in the form of Exhibit A hereto.

     "First  Closing"  has  the  meaning  set  forth  in  Section  6.1.

     "First  Closing  Date"  has  the  meaning  set  forth  in  Section  6.1.

     "GAAP"  has  the  meaning  set  forth  in  Section  3.1(e)(ii).

     "Governmental Entity" means any agency, bureau, commission, court, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise, (ii) federal, state or local, or (iii) domestic or foreign.

     "Hazardous  Materials"  has  the  meaning set forth in Section 3.1(r)(B).

     "HMCo"  has  the  meaning  set  forth  in  Section  4.16.

     "HSR Act" has the meaning set forth in Section 3.1(d)(iii) of this Agreement.

     "Indemnification Agreement" has the meaning set forth in Section 4.11(a).

     "Indemnified  Parties"  means  the  Purchaser  Indemnified Parties or the
Company  Indemnified  Parties,  as  the  case  may  be.

     "Indemnifying Party" means any person who is obligated to provide indemnification hereunder.

      Indenture means that certain Amended and Restated Senior Indenture between the Company and The Chase Manhattan Bank, as Trustee, dated as of July 25, 1997, together with the Amended and Restated First Supplemental Indenture, dated as of July 25, 1997, with respect to $200,000,000 aggregate principal amount of 8 % Senior Notes due 2002, and the Amended and Restated Second
Supplemental Indenture, dated as of July 25, 1997, with respect to $200,000,000 aggregate principal amount of 9 % Senior Notes due 2005.

     "Initial Shares" means the 1,822,500 Shares to be purchased and sold at the First Closing.

     "Intangible  Property"  has  the  meaning  set  forth  in Section 3.1(q).

     "knowledge"  has  the  meaning  set  forth  in  Section  3.1(j)(v).

     "Law" means any constitutional provision, statute or other law, ordinance, rule, regulation or interpretation of any thereof and any Order of any Governmental Entity (including environmental laws).

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

     "Litigation"  has  the  meaning  set  forth  in  Section  3.1(k).

     "Material Adverse Effect" or "Material Adverse Change" means any effect, change, event or occurrence that is materially adverse to the business, operations, properties, condition (financial or otherwise), results of operations, assets, liabilities or prospects of the Company and its Subsidiaries taken as a whole , but excluding any such effect, change, event or occurrence resulting from or relating to (i) changes in general economic conditions or (ii) effects, changes, events or occurrences in the Company's industry generally (including without limitation any regulatory changes or changes in prices for oil or gas), in each case which do not have a materially disproportionate effect on the business, operations or properties of the Company or its Subsidiaries as compared to general economic conditions or the Company's industry as a whole, respectively.

     "Material  Contracts"  has  the  meaning  given it in Section 3.1(l)(ii).

     "Material Oil and Gas Contracts" means the following agreements as in effect on the date hereof and as the same may hereafter be modified, amended, supplemented or restated: (A) Contract for Exploration and Exploitation for Santiago de Atalayas I with an effective date of July 1, 1982, between Triton Columbia, Inc. ("TCI") and Empressa Colombiana De Petroleos; (B) Contract for
                  ---
Exploration and Exploitation for Tauramena with an effective date of July 4, 1988, between TCI and Empressa Colombiana De Petroleos; (C) Rio Chitamena Association Contract between Empressa Colombiana De Petroleos and Total
Exploration En Produktie Maatschappij B.V., dated December 3, 1990; (D) Contract between Malaysia-Thailand Joint Authority and Petronas Carigali (JDA) SDN. BHD. and Triton Oil Company of Thailand dated as of April 21, 1994, relating to Exploration and Exploitation of Petroleum for Malaysia-Thailand Joint Development Area Block A-18; and (E) the joint operating agreements relating to the foregoing (A) through (D).

     "Memorandum of Association" means the Company's Memorandum of Association, as amended from time to time.

     "Monitoring Agreement" means that certain Monitoring and Oversight Agreement to be entered into between the Company and HMCo in the form of Exhibit B hereto.
     -----

     "NYSE"  means  the  New  York  Stock  Exchange.

     "NYSE  Approval"  has  the  meaning  set  forth  in  Section  4.3.

     "Oil and Gas Properties" means leasehold and other interests in oil, gas and other mineral properties owned or otherwise held in the name of the Company or any of its Subsidiaries.

     "Order" means any decree, injunction, judgment, order, ruling, assessment or writ.

     "Permitted  Liens"  has  the  meaning  set  forth  in  Section  3.1(n).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock Authorization" means the unanimous written consent of the Board creating, authorizing and providing for the issuance of the 8%
Preference  Shares,  in  the  form  of  Exhibit  C.
                                        ----------

     "Purchase  Price"  has  the  meaning  set  forth  in  Section  2.1(b).

     "Purchaser" has the meaning set forth in the introductory paragraph hereto.

     "Purchaser  Designees"  has  the  meaning  set  forth in Section 4.11(a).

     "Purchaser Indemnified Costs" means any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Purchaser Indemnified Parties incurs and that arise out of or result from (i) any breach or default by the Company of any of the representations or warranties under this Agreement or any other Transaction Documents, (ii) any breach by the Company of any of the covenants or agreements (other than breaches of covenants to be performed by the Company after the Closing) of the Company under this Agreement or any other Transaction Documents or (iii) any litigation or proceedings brought by any shareholder of the Company (whether such action is brought in such shareholder's name or derivatively on behalf of the Company) in respect of the transactions contemplated by this Agreement or any other Transaction Documents.

     "Purchaser Indemnified Parties" means Purchaser and each officer, director, employee, stockholder, partner, member and Affiliate of Purchaser.

     "Purchaser's Expenses" means all reasonable out-of-pocket fees, costs and expenses incurred by Purchaser in connection with its due diligence efforts or the transactions contemplated by this Agreement and the other Transaction Documents, including (i) fees, costs and expenses of its accountants, counsel, financial advisors and other similar advisors and (ii) fees paid to any Governmental Entity but excluding any commitment, underwriting fee or similar fees paid by Purchaser to any third party lender or underwriter in connection with any debt financing obtained by Purchaser with respect to the transactions contemplated by this Agreement.

     "Registration  Statement"  has  the  meaning  set  forth  in Section 4.4.

     "Release"  has  the  meaning  set  forth  in  Section  3.1(r)(C).

     "Remaining Shares" means the Shares purchased and sold at the Second Closing, including 8% Preference Shares purchased by Purchaser pursuant to Rights held by Purchaser.

     "Remedial  Action"  has  the  meaning  set  forth  in  Section 3.1(r)(D).

     "Reserve Report" means the Appraisal Report as of December 31, 1997 on Certain Properties owned by Triton Colombia Incorporated in Colombia prepared by DeGolyer and MacNaughton with respect to the Cusiana and Cupiagua Fields in Colombia and the End-1997 Reserves Report of Carigali-Triton Operating Company with respect to Block A-18 in the Malaysia-Thailand Joint Development Area estimating the proved reserves attributable to the Cakirawala, Suriya, Bulan, Bumi East, Senja, Samudra and Wira fields as of December 31, 1997 and described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

     "Rights"  has  the  meaning  set  forth  in  Section  4.2(a).

     "Rights  Agreement"  has  the  meaning  set  forth  in  Section  3.1(u).

     "Rights  Offering"  has  the  meaning  set  forth  in  Section  4.2(a).

     "Rights  Offering Documents" has the meaning set forth in Section 4.2(b).

     "Rule 144" means Rule 144 under the Securities Act of 1933, as amended, and any successor rule thereto.

     "Sale Transaction" means (a) the acquisition (by direct issuance from the Company, from existing securityholders or otherwise) by any Person or group of Persons deemed a "person" under Section 13(a)(3) of the Exchange Act of beneficial ownership of securities representing a majority of the combined voting power of the outstanding securities of the Company entitled to vote , generally or as a separate class or series or together with one or more class or series of shares or stock, in the election of directors of the Company, the result of which would result in such Person or Persons (or group) having the ability to elect a majority of the Board of Directors, (b) a reorganization, recapitalization, merger, consolidation or similar business combination or transaction involving the Company (unless the holders of the outstanding securities of the Company entitled to vote in the election of directors prior to such transaction continue to own securities of the entity resulting from or surviving such transaction (a "Surviving Entity") entitled to vote in the
                                   -----------------
election of directors sufficient to allow holders to elect a majority of the board of directors of the Surviving Entity upon the completion of such transaction) or (c) a sale or other disposition (in a single transaction or a series of related transactions) of assets with an Asset Value in excess of 50% of the market value of the assets of the Company and its Subsidiaries as a whole; provided, however, such term shall not include the transactions
        --------   -------
contemplated  by  this  Agreement  or  any  other  Transaction  Documents.

     "SEC"  means  the  Securities  and  Exchange  Commission.

     "Second  Closing"  has  the  meaning  set  forth  in  Section  6.1.

     "Second  Closing  Date"  has  the  meaning  set  forth  in  Section  6.1.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      Senior  Notes    means,  collectively,  (i)  $200,000,000  in  aggregate
principal amount of 8 % Senior Notes due 2002, and (ii) $200,000,000 in aggregate principal amount of 9 % Senior Notes due 2005.

     "Shareholder Litigation" means each of the pending class action proceedings styled as Birdie Capital Corporation and Jonathan Schwartz v. Triton Energy, Limited., et al., Ken Bortner v. Triton Energy, Limited., et al., D. H. Lee, Jr. v. Triton Energy, Limited, et al., North River Trading Co. L.L.C. v. Triton Energy, Limited, et al., Richard Strauss and Michael Brown v. Triton Energy, Limited., et al., Richard L. Zorn v. Triton Energy, Limited., et al., and any and all additional claims, actions, suits or proceedings relating to the same set of facts or circumstances, or otherwise containing substantially the same allegations, as such proceedings.

     "Shareholders Agreement" means the Shareholders Agreement between the Company and Purchaser, substantially in the form attached hereto as Exhibit D.
                                                                    ---------

     "Shares" means the shares of 8% Preference Shares purchased by Purchaser pursuant to this Agreement.

     "Stock Plans" means the Company's (i) 1981 Employee Non-Qualified Stock Option Plan, as amended, (ii) 1985 Stock Option Plan, as amended, (iii) 1988 Stock Appreciation Rights Plan, (iv) 1989 Stock Option Plan, as amended, (v) Second Amended and Restated 1992 Stock Option Plan, (vi) Amended and Restated 1985 Restricted Stock Plan, as amended, (vii) 1997 Share Compensation Plan and
(viii)  Triton  Resources  (UK)  Limited  Share  Option  Scheme.

     "Subsidiary" means, (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary of the Company or by the Company and another Subsidiary, or (ii) any other Person (other than a corporation) in which the Company, a Subsidiary or the Company and a Subsidiary, directly or indirectly, at the date of determination thereof has at least a majority ownership interest. For purposes of this Agreement, Triton International Oil Corporation shall be deemed a Subsidiary of the Company.

     "Tax"  or  "Taxes"  has  the  meaning  set  forth  in  Section  3.1(n).

     "Tax  Return"  has  the  meaning  set  forth  in  Section  3.1(n) hereof.

     "Termination  Fee"  has  the  meaning  set  forth  in  Section  9.5(c).

     "Transaction Documents" means this Agreement, the Preferred Stock Authorization, the Shareholders Agreement and any other documents executed in connection herewith or therewith.

     "Transfer"  has  the  meaning  set  forth  in  Section  3.2(e).

     "Underlying Shares" means the shares of Common Stock issuable upon conversion or exchange of the Shares.

     "Unsubscribed Shares" shall mean the number of shares of 8% Preference Shares for which the holders of Rights shall not have subscribed, either pursuant to their basic or oversubscription privileges, during the period of time in which holders of Rights may exercise Rights to purchase 8% Preference Shares in the Rights Offering.

     Section  I.2     References and Titles.  All
                      ---------------------
references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder," and "hereof," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection," and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms.




                         ARTICLE II

              PURCHASE OF 8% PREFERENCE SHARES
              --------------------------------


Section II.1   Purchase of Shares.
              --------------------


     (a) Subject to the terms and conditions herein set forth, the Company will sell to Purchaser, and Purchaser will purchase from the Company, at the times indicated below, a number of shares of 8% Preference Shares equal to the sum of the following:

     (i)          at  the  First  Closing,  1,822,500  Shares;  and

     (ii) at the Second Closing, a number of 8% Preference Shares equal to the sum of (A) Purchaser's pro rata portion of 8% Preference Shares offered in the Rights Offering and (B) all Unsubscribed Shares; provided that Purchaser
                                                       --------
shall not be required to purchase more than 3,177,500 8% Preference Shares at the Second Closing.

     (b) The aggregate purchase price payable for the 8% Preference Shares at each Closing shall be equal to $70.00 multiplied by the total number of 8% Preference Shares purchased by the Purchaser at such Closing (the "Purchase
                                                                      --------
Price").
  ---

     (c) Delivery of the Shares shall be made at each Closing by delivery to Purchaser, against payment of the Purchase Price therefor as provided herein, of a share certificate representing the total number of Shares to be purchased at such Closing by Purchaser hereunder.

     (d) Payment of the Purchase Price for the Shares to be purchased hereunder shall be made by or on behalf of Purchaser by wire transfer of immediately available funds to an account of the Company (the number for which account shall have been furnished to Purchaser at least two Business Days prior to the applicable Closing Date).





                      ARTICLE III

             REPRESENTATIONS AND WARRANTIES
             ------------------------------

     Section  III.1     Representations  and  Warranties  of  the Company.
                        -------------------------------------------------
The Company represents and warrants to Purchaser as follows (in each case as qualified by matters reflected on the disclosure schedule dated as of the date of this Agreement and delivered by the Company to Purchaser on or prior to the date of this Agreement (the "Company Disclosure Schedule") and made a part hereof by reference):


     (a)       Organization, Standing and Power
               --------------------------------
Each of the Company and each of its Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate or other such entity power and authority to carry on its business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect. The Company has delivered (or, in the case of the Company's Subsidiaries, made available) to Purchaser prior to the execution of this Agreement complete and correct copies of its Memorandum of Association and Articles of Association, as in effect on the date of this Agreement.

     (b)          Subsidiaries.   Schedule 3.1(b)(i) of the Company Disclosure
                  ------------    ------------------
Schedule sets forth a true and complete list, as of the date hereof, of each Subsidiary of the Company, together with the jurisdiction of incorporation or organization and the percentage of each Subsidiary's outstanding share capital (or other voting or equity securities or interests, as applicable) owned by the Company or another Subsidiary of the Company. Except as set forth in
Schedule  3.1(b)(ii)  of  the Company Disclosure Schedule, all the outstanding
-------------------
shares of share capital (or other voting or equity securities or interests, as applicable) of each Subsidiary of the Company have been validly issued and (with respect to corporate Subsidiaries) are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all Liens except for Permitted liens. Except for the shares or capital stock of its Subsidiaries and the partnership interests listed in Schedule 3.1(b)(iii) of
                                                       --------------------
the Company Disclosure Schedule, as of the date hereof, the Company does not own, directly or indirectly, any share or capital stock (or other voting or equity securities or interests, as applicable) of any corporation, limited liability company, partnership, joint venture or other entity which is material to the business of the Company and its Subsidiaries taken as a whole.

     (c)          Capital  Structure.
                  ------------------

     (i) The authorized shares of Company consists of 200,000,000 shares of Common Stock and 20,000,000 shares of other classes to be determined upon the creation thereof by the Board (the "Authorized Preferred Stock"), of
                                              --------------------------
which, as of the date of this Agreement, (A) 36,636,452 shares of Common Stock are issued and outstanding, (B0 420,000 shares of Authorized Preferred Stock are designated as 5% Convertible Preference Shares, par value $.01 per share (the "5% Preference Shares"), each of which is convertible into one share of
       ---------------------
Common Stock, 209,639 shares of which are issued and outstanding, (C) 200,000 shares of the Authorized Preferred Stock are designated as Series A Junior Participating Preference Shares, no shares of which are issued and outstanding, (D) 91 shares of Common Stock are held by the Company in its treasury and (E) no shares of Common Stock are held by any of the Company's Subsidiaries. Except as described above in this Section 3.1(c)(i), the Company has no authorized, issued or outstanding shares or Capital Stock.

     (ii) As of the date hereof, there are no bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote on any matters on which holders of Common Stock or Authorized Preferred Stock may vote, including without limitation the transactions contemplated by this Agreement and the other Transaction Documents.

     (iii) Giving effect to the applicable provisions of the Articles of Association, the Preferred Stock Authorization, the unanimous written consent of the Board authorizing the 5% Preference Shares (the "5% Preference Shares
                                                          --------------------
Authorization")  and  all other instruments affecting the rights of holders of
 ------------
shares or capital stock of the Company to which the Company is a party or is bound (which, if any, other than the Articles of Association, the Preferred Stock Authorization. the 5% Preference Shares Authorization and the other Transaction Documents, are set forth in Schedule 3.1(c)(iii) or Schedule
                                              --------------------    --------
3.1(c)(vi) of the Company Disclosure Schedule), upon issuance each outstanding
     -----
Share will be convertible into four shares of Common Stock; there are no restrictions or limitations, contractual or otherwise, binding upon the Company or to which the Company is subject that prohibit or limit the enforceability of the terms and provisions of the Preferred Stock Authorization or, except as set forth in the Preferred Stock Authorization, will prohibit or limit the right of a holder of Shares to convert Shares into shares of Common Stock; and the conversion of any Shares into shares of Common Stock will not violate or result in or constitute a default under any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding to which the Company is a party or by which it or any of its properties or assets are bound;


     (iv) There are no outstanding warrants, share or stock options, share or stock appreciation rights or other rights to receive any shares or capital stock of the Company or any of its Subsidiaries granted under the Stock Plans or otherwise, except as set forth in Schedule 3.1(c)(iv) of the
                                                    -------------------
Company Disclosure Schedule (such warrants, share or stock options, shares or stock appreciation rights or other rights disclosed thereon, collectively, the "Company Options"). Except for the Company Options and 5% Preference Shares
 ----------------
(as to which no more than 209,639 shares of Common Stock and no shares or stock of any other class or series of the Company are issuable upon exercise or conversion thereof) and, except as set forth above or in Schedule
                                                                      --------
3.1(c)(iv)  of  the  Company  Disclosure  Schedule,  there  are no outstanding
         -
securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its
Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares or stock (or other voting or equity securities or interests, as applicable) of the Company or of any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. Except as set forth in the 5% Preference Shares Authorization and in Schedule 3.1(c)(iv) of the Company
                                            -------------------
Disclosure Schedule, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any of its Subsidiaries.

     (v) All outstanding shares (or other voting or equity securities or interests, as applicable) of the Company and its Subsidiaries are, and all shares which may be issued upon conversion of the 8% Preference Shares will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights.

     (vi) Except as contemplated hereby or in the other Transaction Documents or as set forth in Schedule 3.1(c)(vi) of the Company Disclosure
                                 -------------------
Schedule, there are not as of the date hereof and there will not be at the time of either Closing any shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations to which the Company or any Subsidiary is a party or bound with respect to the voting or disposition of any shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any of its Subsidiaries and, to the Company's knowledge, as of the date hereof, there are no other shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations among the shareholders of the Company with respect to the voting or disposition of any shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any of its Subsidiaries.

     (d)     Authority; No Violations; Approvals
             -----------------------------------

     (i) The Board of Directors has approved this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, and declared this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby to be in the best interests of the Company. The Company has all requisite corporate power and authority to enter into this Agreement and each of the other Transaction Documents and to consummate each of the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the other Transaction Documents and the consummation of each of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and each of the other Transaction Documents has been duly executed and delivered by the Company and the Preferred Stock Authorization has been duly adopted by the Board of Directors in accordance with applicable law. Each of the Preferred Stock Authorization and, assuming this Agreement and each of the other Transaction Documents to which Purchaser is a party constitute the valid and binding obligations of Purchaser, this Agreement and each of the other Transaction Documents constitutes a valid and binding obligation of Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (ii)          Except  as  set forth in Schedule 3.1(d)(ii) of the Company
                                            -------------------
Disclosure Schedule, the execution and delivery of this Agreement and each of the other Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, require the consent of any other party to or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, or otherwise result in a material detriment to the Company or any of its Subsidiaries under, any provision of
(F) the Memorandum of Association and Articles of Association or any provision of the comparable charter or organizational documents of any of its Subsidiaries, (G) any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement (including the Material Oil and Gas Contracts) to which the Company or any of its Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound or any Approval applicable to the Company or any of its Subsidiaries,
(H) any joint venture or other ownership arrangement to which the Company or any of its Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound or (I0 assuming the Approvals referred to in Section 3.1(d)(iii) are duly and timely obtained or made, any Law or Order applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clause (B) (other than with respect to any material loan or credit agreement, note, bond, mortgage or indenture or any Material Oil and Gas Contract), (C) or (D), any such conflicts, violations, defaults, rights, Liens, detriments, Laws or Orders that, individually or in the aggregate, (x) have not had and could not reasonably be expected to have a Material Adverse Effect, (y) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (z) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.


     (iii) No Approval from any Governmental Entity is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or any other Transaction Document by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except for: (A) if applicable, the filing of a notification report by Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or
                                              -------
termination of the applicable waiting period with respect thereto; (B) the filing with the SEC of (x) the Registration Statement and the declaration of the effectiveness of the Registration Statement by the SEC, (y) such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby; (C) such Approvals as may be required by any applicable state securities or "blue sky" laws; (D) such Approvals as may be required by any foreign securities, corporate or other Laws; and (E) any such Approval the failure of which to be made or obtained
(1) has not had and could not reasonably be expected to have a Material Adverse Effect, (2) has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect and (3) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (e)          SEC  Documents.
                  --------------

     (i) The Company has made available to Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 1996 and prior to or on the date of this Agreement (the "Company SEC Documents"), which are
                                            ---------------------
all the documents (other than preliminary materials) that the Company was required to file with the SEC between December 31, 1996 and the date of this Agreement. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (ii) The financial statements of the Company included in the Company SEC Documents, including the notes and schedules thereto, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during
                                   ----
the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its consolidated Subsidiaries for the periods presented therein.


     (iii) Except as disclosed in the Company SEC Documents, there are no agreements, arrangements or understandings between the Company and any party who is or was at any time prior to the date hereof but after December 31, 1996 an Affiliate of the Company that are required to be disclosed in the Company SEC Documents.

     (f  )       Information Supplied.  None of the
                 --------------------
information included or incorporated by reference in the Registration Statement will, at the date such Registration Statement is declared effective by the SEC or any time from and after such date through and including the date of the Second Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation is made by the Company in this Section 3.1(f) with respect to statements made or incorporated by reference in the Registration Statement in conformity with information supplied by or on behalf of Purchaser specifically for use in the Registration Statement.

     (g)          Absence  of Certain Changes or Events
                  -------------------------------------

     (i)        Except as disclosed in, or reflected in Schedule 3.1(g) or the
                                                        ---------------
Company SEC Documents filed with the SEC after December 31, 1997, and prior to the date of this Agreement, or except as contemplated by this Agreement, since December 31, 1997, to the date of this Agreement each of the Company and its Subsidiaries have conducted their business only in the ordinary course consistent with past practice, and there has not been: (i any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any of its Subsidiaries (other than the declaration and payment of (A) regular cash dividends with respect to the Company's first and third fiscal quarters at the required annual 5% rate per share on the 5% Preferences Shares, with usual record and payment dates and (B) any dividends or distributions by wholly owned Subsidiaries); (ii) any split, combinations, reclassification or amendment of any material term of any outstanding equity security of the Company or any Subsidiary of the Company or (other than issuance of Common
Stock  upon  the  exercise  of  any Company Options and/or issuances of Common
Stock upon conversion after the date hereof of 5% Preference Shares outstanding on December 31, 1997) any issuance or the authorization of the issuance of any other securities in respect of, or in lieu of or in substitution for shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any of its Subsidiaries, other than in connection with the transactions contemplated hereby; (iii) any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of any outstanding shares or stock (or other voting or equity securities or interests, as applicable) of the Company or any Subsidiary of the Company, except as contemplated by the Stock Plans; (iv) (A) any granting by the Company or any of its Subsidiaries to any executive officer of the Company or any of its Subsidiaries of any increase in compensation, except for increases in the ordinary course of business consistent with past practice or as required under employment or other agreements or benefit arrangements in effect as of December 31, 1997, or (B) any granting by the Company or any of its Subsidiaries to any such executive officer of any increase in severance or termination pay, except as was required under any employment, severance, termination or other agreements or benefit arrangements in effect as of December 31, 1997; (v) except as required by a change in GAAP, any change in accounting methods, principles or practices by the Company or any of its Subsidiaries materially affecting its assets, liabilities or business; or (vi) any material casualties affecting the Company and its Subsidiaries, taken as a whole, or any material loss, damage or destruction to any of their properties or assets, including the Company Interests (other than to the extent covered by insurance, subject to applicable deductible thresholds).

     (ii)       Except as disclosed in, or reflected in Schedule 3.1(g) of the
                                                        ---------------
Company Disclosure Schedule or the Company's consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998, and the notes thereto, or except as contemplated by this Agreement, since December 31, 1997, there has not been any event, circumstance or fact that (x) has had or could reasonably be expected to have a Material Adverse Effect, (y) has impaired or could reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (z) could reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (h)       No Undisclosed Material Liabilities
               -----------------------------------
Except as disclosed in Schedule 3.1(h) of the Company Disclosure
                       ---------------
Schedule or the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the notes thereto, there are no material liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities adequately provided for on the balance sheet of the Company dated as of June 30, 1998 (including the notes thereto) contained in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998; (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 1997, which liabilities, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (iii) liabilities arising under or in connection with the Transaction Documents;
(iv) liabilities reflected in the pro forma financial statements included in the Company's Current Report on Form 8-K dated August 17, 1998, and (v) liabilities not required by GAAP to be recognized or disclosed on a consolidated balance sheet of the Company and its consolidated Subsidiaries or in the notes thereto, which liabilities, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (i)        No Default.  Neither the Company nor any of its
                ----------
Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Memorandum of Association or Articles of Association of the Company or the comparable charter or organizational documents of any of its Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, instrument, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound, or (iii) any Order or Law applicable to the Company or any of its Subsidiaries, except in the case of clause (ii) and
(iii), for violations or defaults that, individually or in the aggregate, (x) have not had and could not reasonably be expected to have a Material Adverse Effect, (y) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (z) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents. The Company (i) is not in breach of or default under any financial covenant under the Credit Agreements, the Indentures or the Senior Notes and (ii) except as disclosed in Schedule 3.1(i) of the Company Disclosure Schedule, does not
               ----------------
believe that it is reasonably likely that it will be in breach of or default under any financial covenant under the Credit Agreement or the Indentures as of the next date on which the Company is required to be in compliance with any such financial covenants.

     (j)        Compliance with Applicable Laws
                -------------------------------

     (i) The Company and each of its Subsidiaries has in effect all Approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses, and there has occurred no default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) under any such Approval, except for failures to obtain, or for defaults or violations under, Approvals which failures, defaults or violations, individually or in the aggregate, (i) have not had and could not reasonably be expected to have a Material Adverse Effect, (ii) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (ii) Except as disclosed in the Company SEC Documents, the businesses of the Company and its Subsidiaries are in compliance with all applicable Laws and Orders, except for possible noncompliance, which, individually or in the aggregate, (i) have not had and could not reasonably be expected to have a Material Adverse Effect, (ii) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.


     (iii) No investigation or review by any Governmental Entity with respect to the Company, any of its Subsidiaries, the transactions contemplated by this Agreement and the other Transaction Documents, or the Contract Interest, to the knowledge of the Company, is pending or threatened, nor has any Governmental Entity notified the Company or any of its Subsidiaries in writing or, to the Company's knowledge, otherwise of any intention to conduct the same, other than those the outcome of which, individually or in the aggregate, (i) have not had and could not reasonably be expected to have a Material Adverse Effect, (ii) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (iv) Each operator under the Material Oil and Gas Contracts which is the Company or a Subsidiary of the Company, and, to the Company's knowledge, each other operator under the Material Oil and Gas Contracts, has complied in all material respects with any applicable Laws and Orders of Governmental Entities in respect to its operation in the Concession Area and its performance under the Material Oil and Gas Contracts.

     (v)          For  purposes of this Agreement, the terms "knowledge of the
                                                              ----------------
Company,"  "to  the  Company's  knowledge"  and  other references qualified by
     --     -----------------------------
knowledge  of  the  Company  and/or  its  executive  officers means the actual knowledge of the executive officers and directors of the Company and each of the individuals listed on Schedule 3.1(j)(v) of the Company Disclosure
                              -------------------
Schedule  after  reasonable  inquiry.

     (k)         Litigation.
                 ----------

     (i)          Except as disclosed in the Company SEC Documents or Schedule
                                                                      --------
3.1(k)  of  the  Company  Disclosure  Schedule,  there  is  no  suit,  action,
    --
proceeding  or  indemnification claim, at law or in equity, pending before any
    --
Governmental Entity, or, to the knowledge of the Company, threatened, against or affecting the Company, any Subsidiary of the Company, or the Contract Interests ("Litigation"), and the Company is not a party to any Litigation,
             ----------
and the Company and its Subsidiaries have no knowledge of any facts that could reasonably be expected to give rise to any Litigation, that (in any case) (i) has had or could reasonably be expected to have a Material Adverse Effect,
(ii) has impaired or reasonably could be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) reasonably could be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents, nor is there any Order of any Governmental Entity or arbitrator outstanding against or, to the Company's knowledge, binding upon the Company, any Subsidiary of the Company or the Contract Interests which (i) has had or could reasonably be expected to have a Material Adverse Effect, (ii) has impaired or reasonably could be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) reasonably could be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (ii)       Schedule 3.1(k) of the Company Disclosure Schedule contains an
                ---------------
accurate and complete list of all Orders restricting or limiting in any material respect, the business or operations of the Company or any of its Subsidiaries, in each case that is not disclosed in the Company SEC Documents, to which the Company or any of its Subsidiaries is a party or, to the Company's knowledge, by which the Company or any of its Subsidiaries or any of their respective assets or properties are bound.

    (l)  Certain Agreements; Contract Interests.
         ---------------------------------------

    (i)  Material Oil and Gas Contracts.
         ---------------------------------------

     (a) With respect to the Material Oil and Gas Contracts, (i) all such Material Oil and Gas Contracts are in full force and effect and are the valid and legally binding obligations of the Company and each of its Subsidiaries to the extent a party thereto and, to the Company's knowledge, each other party thereto and are enforceable in accordance with their respective terms; (ii) neither the Company nor, to the knowledge of the Company, any other party to any such Material Oil and Gas Contract is in material breach or default with respect to its obligations thereunder; and (iii) no party to any such Material Oil and Gas Contract has given notice of any action to terminate, cancel, rescind or procure a judicial or arbitral reformation thereof.

     (b) There are no material outstanding calls for payments by the Company or any of its Subsidiaries under the Material Oil and Gas Contracts that are due that have not been made, and all royalties, rentals and other payments due under any of the Contract Interests or otherwise due and relating to any Material Oil and Gas Contract have been paid to the proper person in the proper amount.

     (c) Except for the Material Oil and Gas Contracts, there are no Contract Interests to which the Company or any Subsidiary is a party pursuant to which the Company and its Subsidiaries received or were entitled to receive revenues of $1,000,000 or more in any one of the three years ending December 31, 1996, 1997 or 1998, or that otherwise is material to the business, operations or financial condition of the Company and its Subsidiaries as a whole.

     (ii) Except for the Material Oil and Gas Contracts and except as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998 and Schedule 3.1(l)(ii) of the Company Disclosure
                                 -------------------
Schedule, there are no (A) employment or consulting Contracts (unless such employment or consulting Contracts are terminable without liability or penalty on 30 days or less notice) under or pursuant to which the Company is obligated to make payments in excess of $200,000 per annum, (B) other Contracts that are material to the Company and its Subsidiaries, taken as a whole, or their respective business, (C) Contracts relating to material leasehold interests or
(D) Contracts with Affiliates under or pursuant to which the Company is obligated to make payments in excess of $60,000 per annum (excluding agreements solely by and among the Company and one or more of its Subsidiaries), in any such case, to which the Company or any Subsidiary is a party or to which the Company or any Subsidiary or their respective assets is bound (such Contracts disclosed or required to be disclosed, the "Material
                                                                      --------
Contracts").   Each Material Contract is a valid and binding obligation of the
   ------
Company or one of its Subsidiaries and, to the knowledge of the Company, of each party thereto other than the Company or its respective Subsidiary and is in full force and effect.

     (iii) The Company or the relevant Subsidiary and, to the knowledge of the Company, each other party to the Material Contracts, has performed in all material respects the obligations required to be performed by it under the Material Contracts and is not (with or without lapse of time or the giving of notice, or both) in breach or default thereunder.

     (iv) A complete copy of each Material Oil and Gas Contract and each written Material Contract and a written description of each oral Material Contract has been made available to Purchaser prior to the date of this Agreement.

     (v) Except as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or in any other Company SEC Document filed with the SEC after December 31, 1997, and prior to the date of this Agreement or in Schedule 3.1(l)(v) of the Company Disclosure Schedule, none of
                ------------------
the  Company  or  of  its  Subsidiaries  is  a  party  to  any oral or written agreement, plan or arrangement with any employee (whether an employee, consultant or an independent contractor) of the Company or its Subsidiary (A) the benefits of which are contingent, or the terms of which are materially altered, upon, or result from, the occurrence of a transaction involving the Company or its Subsidiary of the nature of any of the transactions contemplated by this Agreement or (B) any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or any other Transaction Documents or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Schedule 3.1(l)(v) of the Company Disclosure Schedule lists each oral and written agreement, plan or arrangement with any employee (whether an employee, consultant or an independent contractor) of the Company or any of its Subsidiaries which provides for aggregate benefits or other amounts payable by the Company or any of its Subsidiaries in excess of $200,000 which are contingent upon, or will be accelerated by, or which otherwise will become payable upon the termination of any such employee's employment by or any other service with the Company or any of its Subsidiaries after, the occurrence of the transactions contemplated by this Agreement or any of the other Transaction Documents.

     (vi) The Company has made available to Purchaser (C) true and correct copies of all material loan or credit agreements (including the Credit Agreements), notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any Debt of the Company or any of its Subsidiaries is outstanding or may be incurred and (D) accurate information regarding the respective principal amounts currently outstanding thereunder to the extent materially different than as set forth in the financial statements included in the Company's quarterly report on Form 10-Q for the six months ended June 30, 1998.


     (m)        Status of Shares.  The issuance and sale of the Shares and the
                ----------------
reservation and issuance of the Underlying Shares have been duly authorized by all necessary corporate action on the part of the Company and such Shares, when delivered to Purchaser at the Closing against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and the issuance and sale of the Shares and the issuance of the Underlying Shares is not and will not be subject to preemptive rights of any other shareholder of the Company.

     (n)          Tax  Returns  and  Tax  Payments.   The Company, each of its
                  --------------------------------
Subsidiaries and any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its Subsidiaries is or was a member has timely filed all material returns, reports or statements required to be filed with any Governmental Entity with respect to Taxes ("Tax Returns") required to
                                                     -----------
be filed by it, and all such Tax Returns are true, correct and complete in all material respects, and all Taxes shown thereon to be due have been paid, except where the failure to so have timely filed, to be true, correct or complete or to have paid such Taxes has not had and could not reasonably be expected to have a Material Adverse Effect. The Company has established reserves, to the extent required by GAAP, with respect to the payment of all material Taxes not yet due and payable with respect to the result of operations of the Company and its Subsidiaries through the date hereof. No claim for unpaid Taxes has been asserted in writing by a tax authority or has become a Lien (except for Permitted Liens) against the property of the Company or any of its Subsidiaries, which claim or Lien has had or reasonably could be expected to have a Material Adverse Effect. No audit of any Tax Return of the Company or any of its Subsidiaries or any affiliated, consolidated, combined, unitary or similar group in which the Company or any of its Subsidiaries is or has been a member is being conducted by a tax authority, which audit reasonably could be expected to have a Material Adverse Effect, and no extension of the statute of limitations on the assessment of any material Taxes has been granted by the Company or any of its Subsidiaries and currently is in effect. Neither the Company nor any of its Subsidiaries is a party to, is bound by, or has any obligation under any tax sharing or allocation agreement or similar agreement or arrangement (other than among the Company and its Subsidiaries). For purposes of this Agreement "Tax" means any
                                                                ---
federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity. For purposes of this Agreement "Permitted Lien" means
                                                         --------------
(a) liens, pledges, security interests, claims or other encumbrances ("Encumbrances") securing Taxes, assessments, governmental charges or levies,
         -----
all of which are not yet due and payable or as to which adequate reserves have been established in the Company's financial statements and that may thereafter be paid without penalty, (b) mechanics', carriers', workmen's, repairmen's, and other similar Encumbrances incurred in the ordinary course of business consistent with past practice, or (c) such other liens which, individually and in the aggregate, do not and will not materially detract from the value of any of the property or assets of the Company or its Subsidiaries or materially interfere with the use thereof.

     Tax  Returns and Tax Payments.  The Company, each of its Subsidiaries and
     -----------------------------
any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its Subsidiaries is or was a member has timely filed all material returns, reports or statements required to be filed with any Governmental Entity with respect to Taxes (TaxReturns) required to be filed by
                                           ----------
it, and all such Tax Returns are true, correct and complete in all material respects, and all Taxes shown thereon to be due have been paid, except where the failure to so have timely filed, to be true, correct or complete or to have paid such Taxes has not had and could not reasonably be expected to have a Material Adverse Effect. The Company has established reserves, to the extent required by GAAP, with respect to the payment of all material Taxes not yet due and payable with respect to the result of operations of the Company and its Subsidiaries through the date hereof. No claim for unpaid Taxes has been asserted in writing by a tax authority or has become a Lien (except for Permitted Liens) against the property of the Company or any of its Subsidiaries, which claim or Lien has had or reasonably could be expected to have a Material Adverse Effect. No audit of any Tax Return of the Company or any of its Subsidiaries or any affiliated, consolidated, combined, unitary or similar group in which the Company or any of its Subsidiaries is or has been a member is being conducted by a tax authority, which audit reasonably could be expected to have a Material Adverse Effect, and no extension of the statute of limitations on the assessment of any material Taxes has been granted by the Company or any of its Subsidiaries and currently is in effect. Neither the Company nor any of its Subsidiaries is a party to, is bound by, or has any obligation under any tax sharing or allocation agreement or similar agreement or arrangement (other than among the Company and its Subsidiaries). For purposes of this Agreement Tax means any federal, state, local or foreign
                               ---
income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity. For purposes of this Agreement PermittedLien means (a) liens, pledges, security interests,
                 -------------
claims  or  other  encumbrances  (Encumbrances)  securing  Taxes, assessments,
                                  ------------
governmental charges or levies, all of which are not yet due and payable or as to which adequate reserves have been established in the Company's financial statements and that may thereafter be paid without penalty, (b) mechanics', carriers', workmen's, repairmen's, and other similar Encumbrances incurred in the ordinary course of business consistent with past practice, or (c) such other liens which, individually and in the aggregate, do not and will not materially detract from the value of any of the property or assets of the Company or its Subsidiaries or materially interfere with the use thereof.


     (o)      Employee Benefit Plans.  All employee
              ----------------------
benefit plans covering employees of the Company and its Subsidiaries (collectively, the "Benefit Plans") are listed in the Company SEC Documents or
                    -------------
the Company Disclosure Schedule and complete copies of all material Benefit Plans, including all amendments, have been made available to Purchaser. To the extent applicable, the Benefit Plans comply, in all material respects, with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, and any Benefit Plan intended to be
               -----
qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and has not, since such determination, been amended or, to the knowledge of the Company, operated in a way which would adversely affect such qualified status. Other than the Triton Exploration Services, Inc. Retirement Income Plan, neither the Company nor any corporation, trade, business or entity under common control with the Company within the meaning of Section 414(b), (c) or (m) of the Code maintains, sponsors or contributes to or has, within the six years prior to the First Closing Date, maintained, sponsored or contributed to any employee benefit plan that is covered by Title IV of ERISA or is subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA, or a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA. Neither a Benefit Plan nor the Company has incurred any liability or penalty under
Section 4975 of the Code or Section 502(i) of ERISA. Each Benefit Plan has been maintained and administered in all material respects in compliance with its terms and with ERISA and the Code to the extent applicable thereto. There are no pending nor, to the knowledge of the executive officers of the Company, any threatened material claims against or otherwise involving any Benefit Plan and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Benefit Plan activities) has been brought against or with respect to any Benefit Plan. All contributions required to be made as of the date hereof to the Benefit Plans have been made. No employees of the Company or any of its Subsidiaries are covered by any severance plan or similar arrangement, other than payments pursuant to foreign law. Except as disclosed in Schedule 3.1(o) of the Company Disclosure Schedule, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (1) require the Company to make a larger contribution to, or pay greater benefits under, any Benefit Plan than it otherwise would, (2) create or give rise to additional vested rights or service credits under any Benefit Plan, or (3) result in all or any part of any payments made, or that may become payable as a result of the transactions contemplated by the Agreement, by the Company not to be deductible by the payor under sections 280G or 162(m) of the Code. Except as disclosed in
Schedule 3.1(o) of the Company Disclosure Schedule, no Benefit Plan provides retiree medical or retiree life insurance benefits to any person and the Company is not contractually obligated to provide any person with medical benefits or life insurance upon retirement or termination of employment, except as required by sections 601 through 608 of ERISA and section 4980B of the Code.

     (p)      Labor Matters.  Except as set forth in Schedule
              -------------                          --------
3.1(p)  of  the  Company  Disclosure Schedule or in the Company SEC Documents:
------

     (i) there is no unfair labor practice charge or grievance arising out of a collective bargaining agreement or other grievance procedure against the Company or any of its Subsidiaries pending, or, to the knowledge of the Company or any of its Subsidiaries, threatened, that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

     (ii) there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company or any of its Subsidiaries, threatened, against or involving the Company or any of its Subsidiaries that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; or

     (iii) To the knowledge of the Company, there is no proceeding, claim, suit, action or governmental investigation pending or threatened, in respect to which any current or former director, officer, employee or agent of the Company or any of its Subsidiaries is or may be entitled to claim indemnification from the Company or any of its Subsidiaries pursuant to (a) the Memorandum of Association and Articles of Association of the Company, (b) any provision of the comparable charter or organizational documents of any of its Subsidiaries, (c) any indemnification agreement to which the Company or any Subsidiary of the Company is a party or (d) applicable Law.

     (q)     Intangible Property     Intangible Property.  The Company and its
             -------------------     -------------------
Subsidiaries possess or have adequate rights to use all material trademarks, trade names, patents, service marks, brand marks, brand names, computer programs, databases, industrial designs and copyrights necessary for the operation of the businesses of each of the Company and its Subsidiaries (collectively, the "Intangible Property"), except where the failure to possess
                    -------------------
or have adequate rights to use such properties, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect. All of the Intangible Property is owned or licensed by the Company or its Subsidiaries free and clear of any and all Liens, except those that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has forfeited or otherwise relinquished any Intangible Property which forfeiture, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the use of the Intangible Property by the Company or its Subsidiaries does not, in any material respect, conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including any intellectual property right, trademark, trade name, patent, service mark, brand mark, brand name, computer program, database, industrial design, copyright or any pending application therefor of any other person and there have been no claims made and neither the Company nor any of its Subsidiaries has received any notice of any claim or otherwise knows that any of the Intangible Property is invalid or conflicts with the asserted rights of any other person or has not been used or enforced or has failed to have been used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Intangible Property, except for any such conflict, infringement, violation, interference, claim, invalidity, abandonment, cancellation or unenforceability that, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect.

     (r)           Environmental  Matters.
                  ----------------------

     For  purposes  of  this  Agreement:


     (A)         "Environmental Laws" means all federal, state and local laws,
                  ------------------
rules, regulations, ordinances, orders and decrees of any Governmental Entity, whether now in existence or hereafter enacted and in effect at the time of either Closing, relating to pollution or the protection of human health, safety or the environment of any jurisdiction in which the applicable party hereto owns or operates assets or conducts business or owned or operated assets or conducted business (whether or not through a predecessor entity) (including ambient air, surface water, groundwater, land surface, subsurface strata, natural resources or wildlife), including laws and regulations relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of solid waste or Hazardous Materials, and any similar laws, rules, regulations, ordinances, orders and decrees of any foreign jurisdiction in which the applicable party hereto owns or operates assets or conducts business;

     (B)          "Hazardous  Materials"  means (x) any petroleum or petroleum
                   --------------------
products, radioactive materials (including naturally occurring radioactive materials), asbestos in any form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls or transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (y) any chemicals, materials or substances which are now defined as or included in the definition of "solid wastes," "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous substances," "restricted hazardous wastes," "toxic substances" or "toxic pollutants," or words of similar import, under any Environmental Law and (z) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which the Company or any of its Subsidiaries operates (for purposes of this Section 3.1(t)).

     (C)      "Release" means any spill, effluent, emission, leaking, pumping,
               -------
pouring, emptying, escaping, dumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property owned, operated or leased by the Company or its Subsidiaries; and

     (D)          "Remedial  Action"  means all actions, including any capital
                   ----------------
expenditures, required by a Governmental Entity or required under any Environmental Law, or voluntarily undertaken to (w) clean up, remove, treat, or in any other way ameliorate or address any Hazardous Materials or other substance in the indoor or outdoor environment; (x) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger the public or employee health or welfare of the indoor or outdoor environment; (y) perform pre-remedial studies and investigations or post-remedial monitoring and care pertaining or relating to a Release; or (z) bring the Company or its Subsidiaries into compliance with any Environmental Law.

     Except as disclosed in the Company SEC Documents or on Schedule 3.1(r) of
                                                            ---------------
the  Company  Disclosure  Schedule:


     (i) The operations of the Company and its Subsidiaries have been conducted are, and as of each Closing Date will be, in compliance with all Environmental Laws, except where the failure to so comply, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect;

     (ii) Neither the Company nor any of its Subsidiaries has caused the generation, treatment, manufacture, processing, distribution, use, storage, discharge, Release, transport or handling of any Hazardous Materials at any of its properties or facilities, except as has not had and could not reasonably be expected to have a Material Adverse Effect;

     (iii) Neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity or other third party alleging any violation by the Company or any of its Subsidiaries of, or responsibility or liability of the Company or any of its Subsidiaries under, any Environmental Law or for personal injuries, Remedial Action or property damages, which has had or could reasonably be expected to have a Material Adverse Effect;

     (iv) The Company and its Subsidiaries are not subject to any outstanding written orders issued by, or contracts with, any Governmental Entity or other person respecting (A) Environmental Laws, (B) Remedial Action,
(C) any Release or threatened Release of a Hazardous Material or (D) an assumption of responsibility for environmental liabilities of another person, except such orders or contracts the compliance with which, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect;

     (v) Neither the Company nor any of its Subsidiaries has any contingent liability in connection with the Release of any Hazardous Material into the indoor or outdoor environment (whether on-site or off-site) or employee or third party exposure to Hazardous Materials that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

     (s)          Insurance.  Schedule 3.1(s) of the Company
                  ---------   ---------------
Disclosure Schedule sets forth an insurance schedule of the Company's and each of its Subsidiaries' directors' and officers' liability insurance. The Company maintains insurance in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to those of the Company and each of its Subsidiaries (taking into account the cost and availability of such insurance).

     (t)          Vote.  There are no approvals required of the holders of any
                  ----
class or series of shares or stock of the Company necessary to approve this Agreement or any other Transaction Documents and the transactions contemplated hereby or thereby.

     (u)     Amendment to Rights Agreement.  The Board has taken all necessary
             -----------------------------
action to amend the Rights Agreement, dated as of March 25, 1996, as amended (the "Rights Agreement"), between the Company and Chemical Bank, as Rights
       -----------------
Agent, so that none of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will cause (i) the rights issued pursuant to the Rights Agreement to become exercisable under the Rights Agreement or (ii) the distribution of Rights Certificates (as defined in the Rights Agreement).

     (v)          Prepayments.    Neither  the  Company  nor any Subsidiary is
                  -----------
obligated, by virtue of a prepayment arrangement, make-up right under a production sales Contract containing a "take or pay" or similar provision, production payment or any other arrangement, to deliver hydrocarbons, or proceeds from the sale thereof, attributable to any of its properties at some future time without then or thereafter being entitled to received payment of the contract price therefor, except where any such arrangement could not reasonably be expected to have a Material Adverse Effect.

     (w)          Gas  Imbalances.    Except  as  disclosed in the Company SEC
                  ---------------
Documents, neither the Company nor any Subsidiary has (i) any obligation to deliver gas from the Oil and Gas Properties (or cash in lieu thereof) to other owners of interests in those properties as a result of past production by the Company, any Subsidiary or any of their predecessors in excess of the share to which they were entitled nor (ii) any right to receive deliveries of gas from the Oil and Gas Properties (or cash in lieu thereof) from other owners of interests in those properties as a result of past production by the company, any Subsidiary or any of their predecessors of less than the share to which they were entitled in either case where any such gas imbalance could reasonably be expected to have a Material Adverse Effect.

     (x)     Reserve Report.  A true, correct and complete copy of the Reserve
             --------------
Report has been provided to Purchaser. The Company's and each Subsidiary's ownership of the Oil and Gas Properties described in the Reserve Report entitle the respective owner to receive a percentage of the oil, gas and other hydrocarbons produced from each well or unit equal to not less than the percentage set forth in the Reserve Report as the "Net Revenue Interest" for such well or unit and cause the respective owner to be obligated to bear a percentage of the cost of operation of such well or unit not greater than the percentage set forth in the Reserve Report as the "Working Interest" for such well or unit, and to the extent such percentages of production which the respective owner is entitled to receive, and shares of expenses which the respective owner is obligate to bear, may change after the date of such report, such changes were properly reflected (based on reasonable assumptions) in preparing such report. The underlying historical information used for preparation of the Reserve Report was, at the time of delivery, true and correct in all material respects.

     (y)     Nonconsent Operations.  Except as set forth in Schedule 3.1(y) of
             ---------------------                          ---------------
the Company Disclosure Schedule, there are no operations on the Oil and Gas Properties in which the Company's or any Subsidiary's commitment would have exceeded $5,000,000, being conducted as of January 1, 1998, or any time thereafter, in which the Company or any Subsidiary was entitled to participate and did not participate.

     (z)      Information Provided.  Neither this Agreement, the Schedules and
              --------------------
Exhibits hereto, the other Transaction Documents, nor any other document provided by the Company to Purchaser contain any untrue statement of a material fact or omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading.

     (aa)       No Brokers or Finders.  No agent, broker, finder or investment
                ---------------------
or commercial banker, or other Person or firm engaged by or acting on behalf of the Company or its Subsidiaries in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, other than any such fees or commissions that have been disclosed to Purchaser and as to which the Company shall have full responsibility.

     Section  III.2          Representations  and Warranties of Purchaser
                             --------------------------------------------

     (a)      Organization, Standing and Power.  Purchaser is a Cayman Islands
              --------------------------------
exempted limited partnership duly organized, validly existing, and in good standing under the laws of the Cayman Islands and has all requisite partnership power and authority to own, lease, and operate its properties and to carry on its business as now being conducted and to execute and deliver this Agreement and the other Transaction Documents to which Purchaser is a party and consummate the transactions contemplated hereby and thereby.

     (b)          Authority;  Approvals.
                  ---------------------

     (i) Purchaser represents and warrants to the Company that (a) the execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the purchase of the Shares to be purchased by it have been duly and properly authorized, (b) this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by it or on its behalf and, assuming the accuracy of the representations and warranties of the Company in Section 3.1(d) hereof, constitute the valid and legally binding obligations of Purchaser, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (c) the purchase of the Shares to be purchased by it does not conflict with or violate (1) its partnership agreement or (2) any law applicable to it in a manner that could materially hinder or impair the completion of any of the transactions contemplated hereby; and (d) the purchase of Shares to be purchased by it does not impose any penalty or other onerous condition on Purchaser that could materially hinder or impact the completion of any of the transactions contemplated hereby.



     (ii) No Approval from any Governmental Entity is required by or with respect to Purchaser in connection with the execution and delivery by Purchaser of this Agreement or any other Transaction Document to which it is a party or the consummation by Purchaser of the transactions contemplated hereby or thereby, except for: (A) if applicable, the filing of a notification report by Purchaser under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the
                           -------
applicable waiting period with respect thereto; (B) such Approvals as may be required by any foreign securities, corporate or other Laws; and (C) any such Approval the failure of which to be made or obtained (1) has not impaired and could not reasonably be expected to impair the ability of Purchaser to perform its obligations under any of the Transaction Documents in any material respect or (2) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (c)     Litigation.  As of the time of execution of this Agreement, there
             ----------
is no claim, action, suit, inquiry, judicial or administrative proceeding pending or, to the knowledge of Purchaser, threatened against it relating to any of the transactions contemplated by this Agreement or any other Transaction Document.

     (d)          Investment Intent.  Purchaser represents and warrants to the
                  -----------------
Company that the Shares to be acquired by it hereunder and any Underlying Shares to be acquired upon the conversion or exchange of such Shares are being acquired for its own account for investment and with no intention of distributing or reselling such Shares or Underlying Shares or any part thereof or interest therein in any transaction which would be in violation of the securities Laws of the United States of America or any state or any foreign country or jurisdiction.

     (e)      Transfer Restrictions.  If Purchaser should decide to dispose of
              ---------------------
any of the Shares to be purchased by it or any Underlying Shares to be issued to it upon the conversion or exchange of such Shares, Purchaser understands and agrees that it may do so only subject to the transfer restrictions set forth in the Shareholders Agreement and pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. In connection with any offer, resale, pledge or other transfer (individually and collectively, a "Transfer") of any
                                                             --------
Shares or Underlying Shares other than pursuant to an effective registration statement, the Company may require that the transferor of such Shares or Underlying Shares provide to the Company an opinion of counsel which opinion shall be reasonably satisfactory in form and substance to the Company, to the effect that such Transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any State or foreign securities Laws. Purchaser agrees to the imprinting, so long as appropriate, of substantially the following legend on certificates representing the Shares and any Underlying Shares:

     THE  [8%  CONVERTIBLE  PREFERENCE  SHARES/ORDINARY SHARES] (THE "SHARES")
                                                                      ------
EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD
                --------------
EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER (INDIVIDUALLY AND COLLECTIVELY, A "TRANSFER") THE SHARES EVIDENCED HEREBY,
                                       --------
EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT SUCH AS THE EXEMPTION SET FORTH IN RULE 144 UNDER THE
SECURITIES ACT (IF AVAILABLE). IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE OR FOREIGN SECURITIES LAW.

     THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT DATED _______________, 1998, WHICH CONTAINS CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SHARES. A COPY OF THE SHAREHOLDERS AGREEMENT IS AVAILABLE AT THE REGISTERED OFFICE OF THE COMPANY.

     The legends set forth above may be removed if and when the Shares or Underlying Shares, as the case may be, represented by such certificate are no longer subject to the transfer restrictions set forth in the Shareholders Agreement and are disposed of pursuant to an effective registration statement under the Securities Act or the opinion of counsel referred to above has been provided to the Company. The share certificates shall also bear any additional legends required by applicable federal, state or foreign securities Laws, which legends may be removed when, in the opinion of counsel to the Company, the same are no longer required under the Memorandum of Association, the Articles of Association or the applicable requirements of such securities Laws. Purchaser agrees that, in connection with any Transfer of Shares by it pursuant to an effective registration statement under the Securities Act, Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares or Underlying Shares.

     (f)          Purchaser Status.  Purchaser represents and warrants to, and
                  ----------------
covenants and agrees with the Company that (i) at the time it was offered the Shares, it was, (ii) at the date hereof, it is, and (iii) at each Closing Date, it will be, an accredited investor as defined in Rule 501(a) under the Securities Act, and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the Company and an investment in the Shares, and is able to bear the economic risk of such investment.


     (g)      Information Supplied.  None of the information, if any, supplied
              --------------------
by or on behalf of Purchaser specifically for inclusion in the Registration Statement and which is included or incorporated by reference in the Registration Statement will, at the date such Registration Statement is declared effective by the SEC or any time from and after such date through and including the date of the Second Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation is made by Purchaser in connection with any of the foregoing except with respect to statements made or incorporated by reference in the Registration Statement in conformity with information supplied by or on behalf of Purchaser specifically for use in the Registration Statement.

     (h)     No Brokers or Finders.  No agent, broker, finder or investment or
             ---------------------
commercial banker, or other Person or firm engaged by or acting on behalf of Purchaser in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement, other than any such fees or commissions that have been disclosed to the Company and as to which Purchaser shall have full responsibility.

     (i)          Ownership  of  Shares.  Neither the Purchaser nor any of its
                  ---------------------
Affiliates  is  the beneficial owner of any shares of or stock of the Company.

     (j)      Financing.  Upon the terms and subject to the conditions of this
              ---------
Agreement, the Purchaser has available to it and at the Closings will have all funds necessary to satisfy its obligations to purchase Shares hereunder.


                                  ARTICLE IV

                                   COVENANTS
                                   ---------

     Section  IV.1          Furnishing  of  InformationIV.1
                            ---------------------------
As long as Purchaser owns Shares or Underlying Shares representing at least 5% of the aggregate number of shares of Common Stock then outstanding (determined after giving effect to the full conversion of all outstanding Shares owned by Purchaser at the conversion price then in effect), from and after the First Closing Date the Company will promptly furnish to Purchaser all reports filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act (or if the Company is not at the time required to file reports pursuant to said Section 13(a) or 15(d), annual and quarterly reports comparable to those required by Sections 13(a) or 15(d) of the Exchange Act).

     Section  IV.2          Rights  Offering.
                            ----------------

     (a) Promptly following the First Closing, the Company shall conduct a distribution to each record holder of Common Stock, 5% Preference Shares and 8% Preference Shares, as of a record date after the First Closing to be set by the Company, of the transferable right (the "Rights") to purchase, at $70.00
                                               ------
per share, a pro-rata portion (with the pro rata portion relating to outstanding 5% Preference Shares and 8% Preference Shares determined based on the number of shares of Common Stock into which such shares are convertible as of such record date) of 3,177,500 shares (subject to rounding as set forth below) of 8% Preference Shares (the "Rights Offering"). Based on the current
                                      ---------------
outstanding shares of the Company, in the Rights Offering (i) the Company will distribute .072 transferrable Rights with respect to each share of Common Stock and 5% Preference Shares and .288 transferable Rights with respect to each 8% Preference Share outstanding as of the record date for the Rights Offering, at no cost to the record holders; (ii) one Right plus $70.00 in cash will entitle the holder to purchase one share of 8% Preference Shares; (iii) the Rights will be evidenced by transferable subscription certificates; (iv) no fractional Rights or cash in lieu thereof will be issued or paid, and the number of Rights distributed to each holder of Common Stock, 5% Preference Shares and 8% Preference Shares will be rounded up to the nearest whole number of Rights; (v) brokers, dealers and other nominees holding shares of Common Stock, 5% Preference Shares or 8% Preference Shares on the record date for more than one beneficial owner will be entitled to obtain separate subscription certificates for their beneficial owners so that they may each receive the benefit of rounding; and (vi) each Right will also carry the right to subscribe at the $70.00 subscription price for additional shares of 8% Preference Shares for which the other holders of Rights did not subscribe through the exercise of the basic subscription privileges (the "Excess
                                                                        ------
Shares"), provided that (A) only Rights holders who exercise their basic subscription privilege in full will be entitled to exercise the oversubscription privilege, (B) if the Excess Shares are not sufficient to satisfy all oversubscriptions, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights holders exercising the oversubscription privilege and (C) Purchaser shall not purchase any 8% Preference Shares pursuant to its oversubscription privilege under Rights held by Purchaser.

     (b) The Company shall promptly prepare and submit to Purchaser for review, a form of subscription agreement, subscription certificate and all other documents and instruments required in connection with the Rights Offering, all of which shall be in form and substance reasonably satisfactory to Purchaser (the "Rights Offering Documents"). The Rights Offering Documents
                   -------------------------
shall provide, among other things, that the Rights Offering shall be generally conducted in the manner described in Section 4.2(a).

     Section  IV.3       Stock Exchange Listing.
                         ----------------------
The Company shall submit a listing application to the NYSE with respect to the 8% Preference Shares, the Underlying Shares and the Rights within ten business days after the date hereof and Purchaser shall be entitled to review and reasonably comment on such listing application and the submission of any other materials to the NYSE in connection with the listing of the 8% Preference Shares, the Underlying Shares and the Rights. The Company shall use all commercially reasonable efforts to cause, prior to the First Closing Date, the 8% Preference Shares, the Underlying Shares and the Rights to be approved for listing on the NYSE, subject to official notice of issuance, upon issuance in accordance with the terms of this Agreement (including as provided in Section 2.1(a)) and the Rights Offering Documents (and, in the case of the 8% Preference Shares, generally, satisfactory distribution and, in the case of the Rights, the 8% Preference Shares to be issued in the Rights Offering and the Underlying Shares to be issued pursuant to such 8% Preference Shares, the effectiveness of the Registration Statement) (collectively, the "NYSE
                                                                        ----
Approval").

     Section  IV.4      Registration Statement.
                        ----------------------
As promptly as practicable after the date hereof, the Company shall prepare and file with the SEC a registration statement on Form S-3, or shall file a post-effective amendment to an existing shelf registration statement of the Company currently effective under the Securities Act and in proper form to effect the Rights Offering (including the issuance of the 8% Preference Shares to be issued pursuant thereto and the Underlying Shares to be issued upon conversion of such 8% Preference Shares), for the purpose of registering under the Securities Act the offering, sale and delivery of the securities issuable in the Rights Offering, including the Underlying Shares with respect to the shares of 8% Preference Shares offered thereby. The term "Registration
                                                                  ------------
Statement,"  as  used  herein,  means  such  registration  statement  and  all
---------
amendments and supplements thereto, if any. The Company shall use all commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after the First Closing. The Company shall notify Purchaser promptly of the receipt of any comments on, or any requests for amendments or supplements to, the Registration Statement by the SEC, and the Company shall supply Purchaser with copies of all correspondence between it and its representatives, on the one hand, and the SEC or members of its staff, on the other, with respect to the Registration Statement. The Company, after consultation with Purchaser, shall use commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Registration Statement. The Company and Purchaser each agrees promptly to correct any information provided by it for use in the Registration Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the Registration Statement (or the prospectus contained therein) as so corrected to be filed with the SEC and to be disseminated to the extent required by applicable Law. The Company shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) reasonably required to be taken under any applicable state securities Laws in connection with the issuance of securities pursuant to the Registration Statement.

     Section IV.5     Affirmative Covenants of the Company
                      ------------------------------------
The Company hereby covenants and agrees that, until the earlier of the Second Closing or the termination of this Agreement, unless otherwise expressly contemplated by this Agreement or consented to in writing by Purchaser (such consent not to be unreasonably withheld), the Company will and will cause each of its Subsidiaries to:

     (a) operate its business in the usual and ordinary course consistent with past practices except as contemplated by this Agreement or as provided in or contemplated by the Company Disclosure Schedule, consistent with the Company's restructuring as announced or disclosed in the Company SEC Documents filed prior to the date of this Agreement or disclosed in press releases released prior to the date of this Agreement (the "Announced Restructuring");
                                                    -----------------------

     (b) use commercially reasonable efforts to maintain and keep its properties and assets in as good a repair and condition as at present, ordinary wear and tear excepted; and

     (c) use all reasonable efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained, consistent with the Announced Restructuring.

     Section  IV.6          Negative Covenants of the Company
                            ---------------------------------

     (a) Except as expressly contemplated by this Agreement or otherwise consented to in writing by Purchaser, from the date of this Agreement until earlier of the First Closing or the termination of this Agreement, the Company shall not do, and shall not permit any of its Subsidiaries to do, any of the following:

     (i)          except  as  set  forth  in Schedule 4.6(a)(i) of the Company
                                             ------------------
Disclosure Schedule, acquire or agree to acquire (whether pursuant to a definitive agreement, a non-binding letter of intent or otherwise), by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of (including by a "farm-in" of any properties or interests), or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person (other than from a Subsidiary of the Company or the purchase of assets from suppliers or vendors in the ordinary course of business and other than assets which, individually or in the aggregate, are not material to the business or operations of the Company or any of its Subsidiaries);

     (ii)          except  as  set forth in Schedule 4.6(a)(ii) of the Company
                                            -------------------
Disclosure Schedule or as permitted under Section 4.12, sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of (including by a "farm-out" of any properties or interests), any of its assets or any assets of any of its Subsidiaries, except for pledges or dispositions of assets in the ordinary course of business or consistent with the Announced Restructuring and except for assets which, individually or in the aggregate, are not material to the business or operations of the Company or any of its Subsidiaries;

     (iii)          except as set forth in Schedule 4.6(a)(iii) of the Company
                                           --------------------
Disclosure Schedule, adopt or propose to adopt any amendments to the Company's Memorandum of Association or Articles of Association or similar charter documents; other than transactions between the Company and one or more of its Subsidiaries or among one or more of its Subsidiaries, adopt resolutions authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of the Company or any Subsidiary; or make any other material changes in the Company's capital structure;

     (iv)        (i) except as set forth in Schedule 4.7(a)(iv) of the Company
                                            -------------------
Disclosure Schedule change any of its significant accounting methods, principles, practices or policies or (ii) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, Litigation, audit or controversy relating to Taxes, or change any of its methods of reporting income or deductions for federal or other income Tax purposes from those employed in the preparation of the federal or other income Tax Returns or other Tax Returns for the taxable year ending December 31, 1997, except, in the case of either clause (i) or clause (ii), as may be required by Law or GAAP;


     (v) other than borrowings in the ordinary course under the Credit Facilities, incur any obligation for borrowed money or purchase money indebtedness, whether or not evidenced by a note, bond, debenture or similar instrument or under any financing lease, whether pursuant to a sale-and-leaseback transaction or otherwise;

     (vi)          except  as  set forth in Schedule 4.6(a)(vi) of the Company
                                            -------------------
Disclosure Schedule, make any loans or advances to any Person, other than (i) advances to employees in the ordinary and usual course of business and (ii) transactions among or between the Company and its Subsidiaries in the ordinary and usual course of the Company's business;

     (vii) declare or pay any dividend or make any other distribution with respect to its shares or capital stock, other than dividends paid by any Subsidiary to the Company or another Subsidiary in the ordinary and usual course of the Company's business and regular dividends on the 5% Preference
Shares  in  accordance  with  the  terms  as  in  effect  on  the date hereof;

     (viii)        except as set forth in Schedule 4.6(a)(viii) of the Company
                                          ---------------------
Disclosure Schedule, enter into, adopt, or (except as may be required by law) amend or terminate any Benefit Plan; approve or implement any employment severance arrangements (other than payments made under the Company's severance policy in accordance with past practice) or discharge or, except to replace any officer or executive management personnel who have departed on substantially the same or lesser terms as the departed Person, hire any officers or executive management personnel; authorize or enter into any employment, severance, consulting services or other agreement with any officers or executive management personnel; or except as set forth in Section 4.6(a)(viii) of the Company Disclosure Schedule, change the compensation or benefits provided to any director, officer, or employee as of June 30, 1998; or

     (ix)          agree  in  writing or otherwise to do any of the foregoing.

     (b) Except as expressly contemplated by this Agreement or otherwise consented to in writing by Purchaser, from the date of this Agreement until earlier of the Second Closing or the termination of this Agreement, the Company shall not do, and shall not permit any of its Subsidiaries to do, any of the following:

     (i) materially amend, terminate or fail to use all commercially reasonable efforts to maintain in full force and effect and, if applicable, renew any Material Oil and Gas Contract or any Material Contract (provided that the Company and its Subsidiaries shall not be required to renew any Material Contract on terms that are less favorable to the Company or its Subsidiaries), or fail to use all commercially reasonable efforts to prevent a default in any material respect (or take or omit to take any action that, with or without the giving of notice or passage of time, would constitute a material default) under any Material Oil and Gas Contract or any Material Contract;


     (ii) split, combine, reclassify or amend any term of any of its shares or capital stock; or

     (iii)          Except as set forth in Schedule 4.6(b)(iii) of the Company
                                           --------------------
Disclosure Schedule, (A) issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise) any of its shares or capital stock or other securities other than (1) as contemplated herein or (2) pursuant to awards issued and outstanding as of the date hereof under the Stock Plans or as required under the terms of any other security of the Company outstanding as in effect as of the date of this Agreement, or (B) purchase or otherwise acquire any of its shares or capital stock, employee or director stock options, warrants or other equity securities or debt securities other than pursuant to the terms thereof as in effect as of the date of this Agreement.

     Section  IV.7    Approvals.  The Company and Purchaser
                      ---------
each agree to cooperate and use all commercially reasonable efforts to obtain (and will promptly prepare all registrations, filings and applications, requests and notices preliminary to all) Approvals that may be necessary or which may be reasonably requested by the Company or Purchaser to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

     Section  IV.8     Shareholders Agreement.
                       ----------------------
On or before the First Closing Date, the Company and Purchaser shall enter into the Shareholders Agreement.

     Section  IV.9      Preferred Stock Authorization.IV.9
                        -----------------------------
On or before the First Closing Date, the Company shall take, or cause to be taken, all action necessary to authorize and approve the Preferred Stock Authorization in accordance with the relevant provisions of the Companies Law of the Cayman Islands.

     Section IV.10     HSR Act Notification.  To
                       --------------------
the extent the HSR Act will be applicable to the acquisition of the Shares by Purchaser, each of the parties hereto shall (a) file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement and in no event later than ten Business Days after the date of this Agreement, with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated hereby and (b) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning the Transaction, in each case so that the waiting period applicable to this Agreement and the Transaction contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each party hereto agrees to request, and to cooperate with the other party or parties in requesting, early termination of any applicable waiting period under the HSR Act.

     Section  IV.11          Indemnification  of  Directors  and  Officers;
                             ----------------------------------------------
     (a) At the later of (i) the First Closing or (ii) such date on which such individuals are elected to the Board of Directors, the Company shall enter into indemnification agreements with each of the directors designated by the Purchaser pursuant to the Shareholders Agreement ("Purchaser Designees")
                                                         -------------------
substantially in the form of Exhibit E hereto with such changes thereto as may
                             ---------
be  agreed  upon  by  Purchaser  and  the  Company  (each  an "Indemnification
                                                               ---------------
Agreement").
---------

     (b) At or prior to the First Closing Date, the Company shall obtain directors' and officers' liability insurance policies providing an aggregate of $25,000,000 in additional coverage to the coverage provided by the Company's current directors' and officers' insurance policy (the "Additional
                                                                    ----------
D&O  Policies").  The Company shall use all commercially reasonable efforts to
 ------------
ensure that the Additional D&O Policies shall, in addition to customary coverage, provide coverage for Purchaser and any of its Affiliates with respect to any claims brought against Purchaser or any of its Affiliates arising  out  of  or  relating  to  any act or omission of any director of the
Company  in  his  or  her  capacity  as  a  director of the Company; provided,
                                                                     --------
however, that in the event the Additional D&O Policies are not available to provide coverage as described in this sentence, the Company shall use commercially reasonable efforts to obtain a separate insurance policy (the
"Alternative  Policy")  providing  such  coverage  in  such  amounts as can be
   -----------------
obtained by the Company upon the payment of annual premiums that, when aggregated with the annual premiums paid for the Additional D&O Policies, do not exceed 200% of the annual premiums related to the Company's existing director and officer liability policies aggregating $30,000,000 in coverage. The Company shall maintain in effect the Additional D&O Policies and the Alternative Policy for so long as Purchaser is entitled to nominate members to the Board of Directors pursuant to the Shareholders Agreement.

     (c) The Company shall, from and after the date of this Agreement and until the later of (i) four years from the First Closing Date or (ii) the final resolution of all Shareholder Litigation, maintain in effect the current directors' and officers' liability insurance policies maintained by the Company (provided that the Company may substitute therefor policies no less favorable in terms and amounts of coverage so long as substitution does not result in gaps of lapses in coverage) with respect to matters occurring prior to the Second Closing Date; provided, however, that in no event shall the Company be required to expend pursuant to this Section more than an amount per year equal to 150% of current annual premiums paid by the Company for such insurance.

     (d) The Company shall amend its existing insurance coverage under the Company's current policies of directors' and officers' liability insurance, or obtain comparable replacement policies on terms no less favorable in terms of coverage and amounts than those in effect on the date hereof, so that Purchaser's purchase of the Shares pursuant to this Agreement shall not constitute a "change of control" of the Company or otherwise cause any of the Purchaser Designees or any of persons who become officers, directors or employees of the Company on or after the First Closing Date to be excluded from the coverage provided by such insurance policies.


     (e) In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company shall assume the obligations set forth in this Section 4.11. The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, the parties hereto and each person entitled to indemnification or insurance coverage pursuant to this Section, his heirs, and his representatives. The rights provided such persons under this Section shall be in addition to, and not in lieu of, any rights to indemnity that such persons may have under the Articles of Association of the Company or any other provisions herein or in other agreements.

     Section  IV.12          No  Solicitation.
                             ----------------

     (a) From and after the date hereof until the earlier of the Second Closing Date or the termination of this Agreement, neither the Company nor any of its Subsidiaries, nor any of their respective officers, directors, representatives, agents or Affiliates (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) (collectively, "Representatives") will, and the Company will
                                  ---------------
cause the employees and Representatives of the Company and its Subsidiaries not to, directly or indirectly, (i) solicit, initiate or encourage the submission of any proposal for a Sale Transaction, (ii) enter into any agreement with respect to any Sale Transaction or give any approval with respect to any Sale Transaction, (iii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Sale Transaction or any proposal for a Sale Transaction or (iv) release any third party from its obligations under any existing standstill agreement or arrangement relating to a proposed Sale Transaction or otherwise under any confidentiality or other similar agreement relating to information material to the Company or any of its Subsidiaries; provided, however, that if at any time
                                        --------  -------
prior to the First Closing, the Board of Directors of the Company determines in good faith, based on the advice of outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareholders under applicable law, the Company (and its Representatives) may, in response to a proposal for a Sale Transaction not solicited on or after the date hereof, subject to compliance with Section 4.12(c), (x) furnish information with respect to the Company pursuant to a customary confidentiality agreement to any Person making such proposal and (y) participate in negotiations regarding such proposal. The Company shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by the Company or any Representatives with respect to any Sale Transaction existing on the date hereof. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any Representative of the Company or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Section 4.12(a) by the Company.

     (b) Neither the Board of Directors of the Company nor any committee thereof shall (x) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Purchaser, the approval (including, without limitation, the Board of Directors' resolution providing for such approval) of this Agreement, the Preference Share Authorization or the transactions contemplated hereby or thereby or (y) approve or recommend, or propose to approve or recommend, any Sale Transaction, except in the case of clause (x) or (y), if the Board of Directors of the Company determines in good faith, based on the advice of outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company under applicable law and then only at or after the termination of this Agreement pursuant to Section 7.1(c).

     (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.12, the Company promptly shall advise Purchaser orally and in writing of any request for information or of any proposed Sale Transaction or any inquiry with respect to or which could reasonably be expected to lead to any proposed Sale Transaction, the identity of the Person making any such request, proposed Sale Transaction or inquiry and all the terms and conditions thereof. The Company will keep Purchaser fully informed of the status and details (including amendments or proposed amendments) of any such request, proposed Sale Transaction or inquiry, and Purchaser shall keep confidential such information provided to it by the Company pursuant to this Section 4.12(c), subject to any judicial or other legal order, directions or obligation to disclose such information.

     (d) Nothing contained in this Section 4.12 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act; provided, however, neither the Company nor its Board of Directors nor any committee thereof shall, except as permitted by Section 4.12(b), withdraw or modify, or propose to withdraw or modify, its approval or recommendation with respect to this Agreement, the Preference Share Authorization or the transactions contemplated hereby or thereby (including, without limitation, the Board of Directors' resolution providing for such approval) or approve or recommend, or propose to approve or recommend, a Sale Transaction.

     Section  IV.13          Notification  of  Certain  MattersSection  IV.13
                             ------------------------------------------------
The Company shall give prompt notice to
Purchaser, and Purchaser shall give prompt notice to the Company, of (a) the occurrence, or failure to occur, of any event that causes any representation or warranty contained in any Transaction Document to be untrue or inaccurate in any material respect at any time from the date of this Agreement to either Closing Date and (b) any failure of the Company or Purchaser to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under any Transaction Document.

     Section  IV.14       Board of Directors.  The
                          ------------------
Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously with the First Closing the Board shall consist of ten directorships, six of which shall be held by the individuals listed in Schedule 4.14 of the Company's Disclosure Schedule and four of which
          -------------
shall be vacant pending designation by Purchaser of four individuals to serve as members of the Board of Directors pursuant to the Shareholders Agreement and, as of the First Closing Date, the Company will comply with its obligations under Section 4.1 of the Shareholders Agreement. The Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously with the First Closing each of the audit and compensation committees and the executive committee, if any, of the Board of Directors shall include one of the directors designated by Purchaser. The right of Purchaser to continue to designate nominees for election to the Board of Directors shall be subject to the conditions set forth in the Shareholders Agreement.

     Section  IV.15         Financial Advisory Agreement; Commitment Fee
                            --------------------------------------------
execution and delivery of this Agreement by the parties hereto, the Company shall execute and deliver to Hicks, Muse & Co. Partners, L.P. ("HMCo")
                                                                        ----
counterparts of the Financial Advisory Agreement and Purchaser shall cause HMCo to execute and deliver to the Company counterparts of the Financial Advisory Agreement.




                                 ARTICLE V

                     CONDITIONS PRECEDENT TO CLOSING
                     -------------------------------

     Section  V.1          Conditions  Precedent to Each Party's ObligationV.1
                           ------------------------------------------------
The respective obligations of Purchaser and the Company to effect the transactions contemplated hereby are subject to the satisfaction on or prior to each Closing Date of the following  conditions:

     (a)       Approvals.  All Approvals of, or expirations of waiting periods
               ---------
imposed by, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, including the expiration or termination of any applicable waiting period under the HSR Act.

     (b)        No Injunctions or Restraints.  No temporary restraining order,
                ----------------------------
preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

     (c)          No Action.  No action shall have been taken nor any statute,
                  ---------
rule, or regulation shall have been enacted by any Governmental Entity that makes the consummation of the transactions contemplated hereby illegal.

     (d)     NYSE Listing.  The Company shall have obtained the NYSE Approval.
             ------------

     Section  V.2       Conditions Precedent to Obligation of Purchaser at the
                        ------------------------------------------------------
                        First  Closing
                        ------------
The obligation of Purchaser to effect the transactions contemplated by this Agreement to be consummated at the First Closing is subject to the satisfaction of the following conditions unless waived, in whole or in part, by Purchaser:


     (a)          Representations  and  Warranties.    The representations and
                  --------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this Section 5.2(a), any representation or warranty of the Company contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the First Closing Date as though made on and as of the First Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and Purchaser shall have received a certificate to the foregoing effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company.

     (b)       Performance of Obligations.  The
               --------------------------
Company shall have performed in all respects (provided that, for purposes of this Section 5.2(b), any covenant or agreement that is qualified by a materiality standard or Material Adverse Effect qualification shall be read without regard to any such qualification as if such qualification was not contained therein) all obligations required to be performed by it or them under this Agreement prior to the First Closing Date (it being understood that the Registration Statement need not have become effective as of such date) except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and Purchaser shall have received a certificate to such effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company.

     (c)       Consents Under Agreements.  Purchaser shall have been furnished
               -------------------------
with evidence of (i) the consent or approval of each person that is a party to a Material Oil and Gas Contract (including evidence of the payment or any required payment) and whose consent or approval shall be required in order to permit the consummation of each of the transactions contemplated by this Agreement or to prevent a breach of such Contract or the creation of a right to terminate such Contract, (ii) all consents or approvals required under the Credit Agreements, the Indenture and the Senior Notes with respect to the consummation of each of the transactions contemplated by this Agreement or necessary to prevent a breach of any such Contracts or instruments and (iii) all other consents or approvals required to be obtained by the Company or any of its Subsidiaries with respect to the consummation of each of the transactions contemplated by this Agreement the failure of which to obtain reasonably could be expected to result in a Material Adverse Effect, and each such consent or approval shall be unconditioned.

     (d)        Legal Opinions.  Purchaser shall have received (i) from Robert
                --------------
Holland, general counsel of the Company and its Subsidiaries, an opinion dated the First Closing Date, in substantially the form attached as Exhibit F-1
                                                                   -----------
hereto, (ii) from W. S. Walker & Co., Cayman counsel to the Company and its Subsidiaries, or other counsel to the Company and its Subsidiaries reasonably acceptable to Purchaser an opinion dated the First Closing Date, in substantially the form attached as Exhibit F-2 hereto, (iii) from Vinson &
                                       -----------
Elkins L.L.P., corporate counsel to the Purchaser, or other counsel to Purchaser reasonably acceptable to Purchaser an opinion dated the First Closing Date, as to the enforceability of this Agreement and the Shareholders Agreement, in form and substance reasonably satisfactory to Purchaser and (iv) from Hunter & Hunter, Cayman counsel to Purchaser, an opinion dated the First Closing Date, in substantially the form attached as Exhibit F-3 hereto, each
                                                      -----------
of which opinions, if requested by Purchaser, shall expressly provide that they may be relied upon by Purchaser's lenders, underwriters, or other sources of financing with respect to the transactions contemplated hereby.

     (e)      Closing Deliveries.  All documents, instruments, certificates or
              ------------------
other items required to be delivered by the Company pursuant to Section 6.2(b) shall have been delivered.


     (f)        No Issuance of Securities.  The Company shall have complied in
                -------------------------
all  respects  with  the  covenants  set  forth  in  Section  4.6(b)(iii).

     (g)      Preferred Stock Authorization.  The Board shall have adopted and
              -----------------------------
approved  the  Preferred  Stock Authorization in accordance with the Companies
Laws  of  the  Cayman  Islands.

     Section  V.3        Conditions Precedent to Obligations of Company at the
                         -----------------------------------------------------
                         First  Closing
                         -----------
The obligation of the Company to effect the transactions contemplated by this Agreement to be consummated at the First Closing is subject to the satisfaction of the following conditions unless waived, in whole or in part, by the Company:

     (a)          Representations  and  Warranties.    The representations and
                  --------------------------------
warranties of Purchaser set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this Section 5.3(a), any representation or warranty of Purchaser contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the First Closing Date as though made on and as of the First Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate to the foregoing effect signed on behalf of Purchaser by the chief executive officer or by the chief financial officer of Purchaser.

     (b)          Performance  of  Obligations of Purchaser
                  -----------------------------------------
Purchaser  shall have performed in all respects
(provided that, for purposes of this Section 5.3(b), any covenant or agreement that is qualified by a materiality standard shall be read without regard to any such qualification as if such qualification was not contained therein) the obligations required to be performed by it under this Agreement prior to the First Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate to such effect signed on behalf of Purchaser by the chief executive officer or by the chief financial officer of Purchaser.

     (c)      Closing Deliveries.  All documents, instruments, certificates or
              ------------------
other items required to be delivered by Purchaser pursuant to Section 6.2(a) shall have been delivered.

     Section  V.4       Conditions Precedent to Obligation of Purchaser at the
                        ------------------------------------------------------
                        Second  Closing
                        -------------
The obligation of Purchaser to effect the transaction contemplated by this Agreement to be consummated at the Second Closing is subject to the following conditions unless waived, in whole or in part, by
Purchaser:

     (a)          Consummation of First Closing.  The First Closing shall have
                  -----------------------------
occurred  prior  to  the  Second  Closing  Date.


     (b)        Completion of Rights Offering.  The Rights Offering shall have
                -----------------------------
commenced and the time periods for basic and oversubscription rights shall have expired and the number of Unsubscribed Shares shall have been determined.

     (c)          Representations  and  Warranties.    The representations and
                  --------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this Section 5.4(c), any representation or warranty of the Company contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the Second Closing Date as though made on and as of the Second Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and Purchaser shall have received a certificate to the foregoing effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company.

     (d)       Performance of Obligations.  The
               --------------------------
Company shall have performed in all respects (provided that, for purposes of this Section 5.4(d), any covenant or agreement that is qualified by a materiality standard or Material Adverse Effect qualification shall be read without regard to any such qualification as if such qualification was not contained therein) all obligations required to be performed by it or them under this Agreement prior to the Second Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and Purchaser shall have received a certificate to such effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company.

     (e)        Legal Opinions.  Purchaser shall have received (i) from Robert
                --------------
Holland, general counsel of the Company and its Subsidiaries, an opinion dated the Second Closing Date, in substantially the form attached as Exhibit F-1
                                                                   -----------
hereto and (ii) from W. S. Walker & Co., Cayman counsel to the Company and its Subsidiaries, or other counsel to the Company reasonably acceptable to Purchaser, an opinion dated the Second Closing Date, in substantially the form attached as Exhibit F-2 hereto, (iii) from Vinson & Elkins L.L.P., corporate
              -----------
counsel to the Company, or other counsel to Purchaser reasonably acceptable to Purchaser, an opinion dated the Second Closing Date, as to the enforceability of this Agreement and the Shareholders Agreement, in form and substance reasonably satisfactory to Purchaser and (iv) from Hunter & Hunter, Cayman counsel to Purchaser, an opinion dated the Second Closing Date, in substantially the form attached as Exhibit F-3 hereto, each of which opinions,
                                   -----------
if requested by Purchaser, shall expressly provide that they may be relied upon by Purchaser's lenders, underwriters, or other sources of financing with respect to the transactions contemplated hereby.

     (f)      Closing Deliveries.  All documents, instruments, certificates or
              ------------------
other items required to be delivered by the Company pursuant to Section 6.3(b) shall have been delivered.


     (g)          Board  Designees.   Four individuals designated by Purchaser
                  ----------------
pursuant to Section 4.1 of the Shareholders Agreement to serve as members of the Board of Directors shall have been duly elected or appointed to the Board of Directors and shall not have been removed other than at the direction of Purchaser.

     Section  V.5        Conditions Precedent to Obligations of Company at the
                         -----------------------------------------------------
Second  Closing
   ------------
The obligation of the Company to effect the transactions contemplated by this Agreement to be consummated at the Second Closing is subject to the satisfaction of the following conditions unless waived, in whole or in part, by the Company.

     (a)          Consummation of First Closing.  The First Closing shall have
                  -----------------------------
occurred  prior  to  the  Second  Closing  Date.

     (b)        Completion of Rights Offering.  The Rights Offering shall have
                -----------------------------
commenced and expired and the number of Unsubscribed Shares shall have been determined.

     (c)          Representations  and  Warranties.    The representations and
                  --------------------------------
warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects (provided that, for purposes of this Section 5.5(c), any representation or warranty of Purchaser contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualification as if such qualifications were not contained therein) as of the date of this Agreement and as of the Second Closing Date as though made on and as of the Second Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate to the foregoing effect signed on behalf of Purchaser by the chief executive officer or by the chief financial officer of Purchaser.

     (d)          Performance  of  Obligations of Purchaser
                  -----------------------------------------
Purchaser shall have performed in all material respects (provided that, for purposes of this Section 5.5(d), any covenant or agreement that is qualified by a materiality standard shall be read without regard to any such qualifications as if such qualification was not contained therein) the obligations required to be performed by it under this Agreement prior to the Second Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate to such effect signed on behalf of Purchaser by the chief executive officer or by the chief financial officer of Purchaser.

     (e)      Closing Deliveries.  All documents, instruments, certificates or
              ------------------
other items required to be delivered by Purchaser pursuant to Section 6.3(a) shall have been delivered.




                               ARTICLE VI

                                CLOSINGS
                               ----------

     Section  VI.1     Closings.  Subject to the satisfaction
                       --------
or waiver of the conditions set forth in Article V, the purchase and sale of the Shares to be purchased by Purchaser hereunder will take place at two closings (the "Closings"). The closing of the purchase and sale of the
                 --------
Initial  Shares  pursuant  to  Section 2.1(a)(i) (the "First Closing") and the
                                                       -------------
closing of the purchase and sale of the Remaining Shares pursuant to Section 2.1(a)(ii) and the Rights Offering (the "Second Closing") shall occur (a) at
                                           --------------
the offices of Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, at 10:00 a.m., local time, on the third Business Day following the satisfaction or waiver (subject to applicable Law) of each of the conditions to the obligations of the parties to effect the transactions to occur at each such Closing as set forth in Sections 5.1, 5.2, 5.3, 5.4 and 5.5, respectively; provided that Purchaser may, at Purchaser's option, extend
                    --------
either of the Closing Dates up to thirteen (13) Business Days after such date or (b) at such other location and time as may be mutually agreed upon by the parties hereto. The date on which the First Closing is required to take place is herein referred to as the "First Closing Date" and the date on which the
                                 ------------------
Second  Closing is required to take place is herein referred to as the "Second
                                                                        ------
Closing  Date."  All closing transactions at the First Closing shall be deemed
-------------
to have occurred simultaneously, and all closing transactions at the Second Closing shall be deemed to have occurred simultaneously.



Section VI.2   Actions to Occur at the First Closing
               -------------------------------------

(a) At the First Closing, Purchaser shall deliver to the Company the following:

(i)            Purchase Price.  An amount equal to the Purchase Price for the
               ---------------
Initial Shares in accordance with Article II hereof;

(ii)           Shareholders Agreement.  Counterparts of the Shareholders
               -----------------------
Agreement executed by Purchaser;

(iii)          Monitoring Agreement.  Counterparts of the Monitoring Agreement
               --------------------
executed by HMCo; and

(iv)           Certificates.  The certificates described in Sections 5.3(a)
               ------------
and 5.3(b).


     (b) At the First Closing, the Company shall pay to HMCo the amount of $7,000,000 payable pursuant to the Financial Advisory Agreement as referred to in Section 9.5(d) and shall deliver to Purchaser (or to its designee as indicated otherwise) the following:

     (i)          Share  Certificates.   Certificates representing the Initial
                  -------------------
Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, and otherwise in proper form for transfer;

   (ii)  Shareholders Agreement.  Counterparts of the Shareholders Agreement
         ----------------------
executed by the Company;

  (iii)  Monitoring Agreement.Counterparts of the Monitoring Agreement executed
         --------------------
 by the Company;
     (iv)          Funding  Fee.  The amount of $2,551,500 payable pursuant to
                   ------------
Section 9.5(d), paid to HMCo by wire transfer of immediately available funds to an account of HMCo (the number for which account shall have been furnished to the Company at least two Business Days prior to the Closing Date);

     (v)        Purchaser's Expenses.  An amount equal to Purchaser's Expenses
                --------------------
incurred through the First Closing Date in connection with the transactions contemplated hereby as provided in Section 9.5(a), by wire transfer of immediately available funds to an account of Purchaser (the amount of such costs and expenses and the number for which account shall have been furnished to the Company at least two Business Days prior to the Closing Date);



(vi)            Certificates.  The certificates described in Sections 5.2(a)
                -------------
and 5.2(b);

(vii)          Consents Under Agreements.  The original of each consent or
               -------------------------
approval, if any, pursuant to Section 5.2(c); and

(viii)        Legal Opinions.  The opinions of counsel referred to in Section
              --------------
5.2(d).

Section VI.3   Actions to Occur at the Second Closing
               ---------------------------------------

(a) At the Second Closing, Purchaser shall deliver to the Company the following:



 (i)  Purchase Price.  An amount equal to the Purchase Price for the Remaining
      ---------------
Shares in accordance with Article II
hereof;  and

(ii)  Certificates.  The certificates described in Sections 5.5(a) and 5.5(b).
     --------------

(b) At the Second Closing, the Company shall deliver to Purchaser (or to its designee as indicated otherwise) the following:


     (i)          Share Certificates.  Certificates representing the Remaining
                  ------------------
Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, and otherwise in proper form for transfer;



     (ii)      Funding Fee.  The amount of 2% multiplied by the product of (A)
               -----------
$70.00 and (B) the number of Remaining Shares, as provided in Section 9.5(d), paid to HMCo by wire transfer of immediately available funds to an account of HMCo (the number for which account shall have been furnished to the Company at least two Business Days prior to the Closing Date);

     (iii)      Purchaser's Expenses.  An amount equal to Purchaser's Expenses
                --------------------
incurred between the First Closing Date and the Second Closing Date as provided in Section 9.5(a), by wire transfer of immediately available funds to an account of Purchaser (the amount of such costs and expenses and the number for which account shall have been furnished to the Company at least two Business Days prior to the Closing Date);

(iv)  Certificates.  The certificates described in Sections 5.4(c) and 5.4(d);
      -------------
and

 (v)  Legal Opinions.  The opinions of counsel referred to in Section 5.4(e).
      ---------------



                                  ARTICLE VII

                                  TERMINATION
                             ----------------------
(a)             by mutual consent of Purchaser and the Company;

(b)             by either Purchaser or the Company:




     (i) in the event of a breach by the other party of any representation, warranty, covenant or agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 5.2(a) or 5.2(b), with respect to the First Closing, or Section 5.3(a) or 5.3(b), with respect to the Second Closing, as applicable, and (B) cannot be cured or, if curable, has not been cured within 20 days (the "Cure Period")
                                                                 -----------
following receipt by the breaching party of written notice of such breach (it being acknowledged and agreed that there shall not be a Cure Period for breaches of the covenants set forth in Section 4.12);

     (ii) if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree, or ruling or taken any other action (which order, decree, or ruling Purchaser and the Company shall use all commercially reasonable efforts to lift), in each case permanently restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling, or other action shall have become final and nonappealable;


(iii)        if the First Closing shall not have occurred by the later of
(A)  October  31,  1998, as such date may be extended by Purchaser pursuant to
Section 6.1(a), and (B) the date to which the First Closing Date is extended pursuant to Section 6.1(b); provided, however, that the right to terminate this Agreement under this clause (iii) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the First Closing to occur on or before such date; or

     (iv)        if the Second Closing shall not have occurred by the later of
(A) 50 Business Days after the date on which the Registration Statement is declared effective under the Securities Act, but in no event later than February 1, 1999, as such date may be extended by Purchaser pursuant to
Section 6.1(a), and (B) the date to which the Second Closing Date is extended pursuant to Section 6.1; provided, however, that the right to terminate this Agreement under this clause (iv) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the Second Closing to occur on or before such date;

     (c) by the Company if (i) the Board of Directors of the Company shall have determined in good faith, based on the advice of outside counsel, that it is necessary, in order to comply with its fiduciary duties under applicable law, to terminate this Agreement and to enter into an agreement with respect to or to consummate a transaction constituting a Sale Transaction, and (ii) the Company shall have given at least five Business Days prior written notice to Purchaser advising Purchaser that the Company has received a bona fide proposal for a Sale Transaction from a third party, specifying the material terms and conditions of such proposal (including the identity of the third party) and the material terms and conditions of any agreements or arrangements to be entered into in connection with a Sale Transaction and that the Company intends to terminate this Agreement in accordance with this Section 7.1(c); provided that the Company may not effect such termination pursuant to this
  ------
Section 7.1(c) unless the Company has contemporaneously with such termination tendered payment to Purchaser, or its designee, of the Termination Fee and the reimbursement of Purchaser's Expenses (if and to the extent that Purchaser has provided to the Company documentation reasonably acceptable to the Company in support of the amounts claimed) that is due Purchaser or its designee pursuant to Section 9.5; or

     (d)          by  Purchaser  if:

     (i) the Board shall have recommended to the shareholders of the Company any Sale Transaction, other than a proposal or offer by Purchaser or any of its Affiliates, or shall have resolved to do so; or

     (ii) a tender offer or exchange offer for 50% or more of the outstanding shares of Common Stock or voting securities representing 50% or more of the voting power of the outstanding capital stock of the Company (giving effect to the conversion of outstanding 8% Preference Shares to Common Stock at the rate which the 8% Preference Shares are then convertible into shares of Common Stock) is commenced (other than by the Company or its Affiliates) and the Board of Directors of the Company fails to timely recommend against the stockholders of the Company tendering their shares into such tender offer or exchange offer.


provided that Purchaser in exercising its termination rights hereunder may condition the effectiveness of such termination upon receipt of the Termination Fee and reimbursement of Purchaser's Expenses (if and to the extent that Purchaser has provided to the Company documentation reasonably acceptable to the Company in support of the amounts claimed) that are due Purchaser or its designee pursuant to Section 9.5.

     The right of any party hereto to terminate this Agreement pursuant to this Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents, or other representatives whether prior to or after the execution of this Agreement. Notiwthstanding anything in the foregoing to the contrary, a party that is in material breach of this Agreement shall not be entitled to terminate this Agreement except, in the case of a default by the Company, with the consent of Purchaser, or in the case of a default by Purchaser, with the consent of the Company.

     Section  VII.2      Effect of Termination.
                         ---------------------
In the event of the termination of this Agreement, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement (except for the provisions of this Section 7.2, Article VIII and Sections 9.4, 9.5, 9.6, 9.9, 9.10, 9.12 and 9.13, which shall survive such termination) shall forthwith become null and void. Subject to the provisions of Section 9.5, in the event of a termination of this Agreement by either the Company or Purchaser as provided above, there shall be no liability on the part of the Company or Purchaser, except for liability arising out of a wilful breach of, or misrepresentation under, this Agreement (but in no event shall any party hereto be entitled to recover punitive damages).





                          ARTICLE VIII

                         INDEMNIFICATION
                         ---------------


     VIII.1     Indemnification of Purchaser.
                ----------------------------
Subject to the provisions of this Article VIII, from and after the First Closing Date the Company agrees to indemnify and hold harmless the Purchaser Indemnified Parties from and against any and all Purchaser Indemnified Costs.

     VIII.2     Indemnification of Company.
                --------------------------
Subject to the provisions of this Article VIII, from and after the First Closing Date Purchaser agrees to indemnify and hold harmless the Company from and against any and all Company Indemnified Costs.


     VIII.3     Defense of Third-Party Claims
                -----------------------------
An Indemnified Party shall give prompt written notice to any person who is obligated to provide indemnification hereunder (an "Indemnifying Party") of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") in respect of which such Indemnified Party shall seek indemnification hereunder. Any failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it, he, or she may have to such Indemnified Party under this Section 8.3 unless the failure to give such notice materially and adversely prejudices such Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Party shall pay the attorneys' fees of one counsel (provided that if any such third-party action is brought in a jurisdiction other than Texas, the Indemnifying Party shall also pay the attorney's fees of one local counsel) to the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by any such Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Parties shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action, (iii) counsel to the Indemnified Party shall have advised the Indemnified Party that there are defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, (iv) counsel to the Indemnified Party and the Indemnifying Party shall have advised their respective clients in writing, with a copy delivered to the other party, that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel), or (v) the third-party action is a proceeding brought by a shareholder of the Company (in such shareholder's name or derivatively on behalf of the Company) in respect of the transactions contemplated by this Agreement;

     (b) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party (not to be unreasonably withheld) before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the reasonable opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could reasonably be expected to have a material adverse effect on its business;

     (c) No Indemnifying Party shall, without the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

     (d) The Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time; or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which could reasonably be expected to materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.

The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article VIII and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

     VIII.4      Direct Claims.  In any case in which
                  -------------
an  Indemnified  Party seeks indemnification hereunder which is not subject to
Section 8.3 because no third-party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. The failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.

     VIII.5           Special provisions Regarding Indemnity.  Notwithstanding
                      --------------------------------------
the  other  terms  of  this  Agreement:

     (a) Purchaser shall not be entitled to recover any Purchaser Indemnified Costs and the Company shall not be entitled to recover any Company Indemnified Costs as a result of any breach of any representation or warranty by the other party unless, in either such case, the aggregate amount thereof exceeds $2,500,000, in which event the party entitled to indemnification with respect thereto shall be entitled to recover only the amount in excess of $2,500,000; and provided, however, that the limitations of this Section 8.5(a)
                --------  -------
shall not apply to any Purchaser Indemnified Cost resulting from or relating to (i) any misrepresentation or breach of the representations and warranties contained in Section 3.1(c) or (ii) the Company's knowing or willful misrepresentations or breaches of representations or warranties made as a part of or contained in this Agreement.

     (b) For purposes of determining if there has been any inaccuracy or breach of a representation or warranty for purposes of calculating Purchaser Indemnified Costs or Company Indemnified Costs, the representations and warranties contained herein that are qualified by a materiality standard or a Material Adverse Effect or Material Adverse Change qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein.

     (c) The Company's maximum liability for Purchaser Indemnified Costs shall be the Purchase Price

     VIII.6         Tax Related Adjustments.
                    -----------------------------
The Company and Purchaser agree that any payment of Indemnified Costs made hereunder will be treated by the parties on their Tax Returns as an adjustment to the Purchase Price. If, notwithstanding such treatment by the parties, any payment of Indemnified Costs is determined to be taxable income rather than adjustment to Purchase Price, then the Indemnifying Party shall indemnify the Indemnified Party for any Taxes payable by the Indemnified Party or any subsidiary by reason of the receipt of such payment (including any payments under this Section 8.5), determined at an assumed marginal tax rate equal to the highest marginal tax rate then in effect for corporate taxpayers in the relevant jurisdiction.

                      ARTICLE IX

                    MISCELLANEOUS
              --------------------------

Section IX.1 Survival of Provisions.
             -----------------------

     (a) The representations and warranties of the Company and Purchaser made herein or in any other Transaction Document and the covenants of the Company and Purchaser to be complied with on or prior to either Closing Date shall remain operative and in full force and effect pursuant to their terms, regardless of (x) any investigation made by or on behalf of Purchaser or the Company, as the case may be, or (y) acceptance of any of the Shares and payment by Purchaser therefor, until the first anniversary of the Second Closing Date.

     (b) The covenants and agreements of the Company and Purchaser contained in this Agreement to the extent that, by their terms, they are to be performed or complied with after either of the Closing Dates, including without limitation the Indemnification Agreement set forth in Article VIII hereof, will survive until the later of (i) the first anniversary of the Second Closing Date or (ii) the expiration of all applicable statute of limitations (including all periods of extension, whether automatic or permissive) affecting or applicable to any such covenant or agreement.

     (c) Any claim for indemnification for a breach of a representation, warranty or covenant hereunder shall be brought within the applicable survival period specified in Section 9.1(a) or Section 9.1(b) hereof. If a claim for indemnification is made in accordance with Article VIII hereof before the expiration of the applicable survival period set forth in Section 9.1(a) or
Section 9.1(b), as applicable, then (not withstanding such survival period) the representation, warranty, covenant or agreement applicable to such claim will survive for purposes of such claim until the resolution of such claim by final, nonappealable judgment or settlement, but only with respect to such claim.

     Section  IX.2       No Waiver; Modification in Writing
                         ----------------------------------
No failure or delay on the part of the Company or a
Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without limiting the rights that any party may have for fraud under common law, the remedies provided for herein are cumulative and are the exclusive remedies available to the Company or Purchaser at law or in equity. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, on the one hand, and Purchaser or its permitted assigns, on the other hand, provided that notice of any such waiver shall be given to each party hereto as set forth below. Any amendment, supplement or modification of or to any provision of this
Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party hereto in any case shall entitle the other party to any other or further notice or demand in similar or other circumstances.

     Section  IX.3     Specific Performance.  The
                       --------------------
parties recognize that in the event the Company should refuse to perform under the provisions of this Agreement or any other Transaction Document, monetary damages alone will not be adequate. Purchaser shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. In the event of any action to enforce this Agreement or any other Transaction Document specifically, the Company hereby waive the defense that there is an adequate remedy at law.

     Section IX.4     Severability.  If any term or other
                      ------------
provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

     Section  IX.5          Fees and Expenses.
                            -------------------
     (a) At each Closing pursuant to Sections 6.2(b)(v) and 6.3(b)(iii), the Company shall pay to Purchaser an amount equal to the Purchaser's Expenses through the applicable Closing Date in connection with the transactions contemplated by this Agreement.

     (b) Concurrently with a termination of this Agreement by the Company or Purchaser pursuant to Sections 7.1(b)(ii), 7.1(b)(iii) or 7.1(b)(iv) (and as a condition to any such termination by the Company), by the Company pursuant to Section 7.1(c) (and as a condition to any such termination by the Company) or by Purchaser pursuant to Section 7.1(b)(i) or 7.1(d), the Company shall pay to Purchaser by wire transfer of immediately available funds an amount equal to the Purchaser's Expenses. If the Company terminates this Agreement pursuant to Section 7.1(b)(i), then Purchaser shall not be entitled to reimbursement of the Purchaser's Expenses. The payment of Purchasers Expenses pursuant to this Section 9.5(b) shall not in any way limit Purchasers rights against the Company as permitted under Section 7.2 of this Agreement.

     (c) Concurrently with a termination of this Agreement by the Company pursuant to Section 7.1(c), the Company shall pay to Purchaser by wire transfer of immediately available funds an amount equal to $30,000,000 (the "Termination Fee").
  ---------------

     (d) If this Agreement is terminated by the Company or Purchaser pursuant to Sections 7.1(b)(ii), 7.1(b)(iii) or 7.1(b)(iv) or by Purchaser
pursuant to Section 7.1(b)(i) as a result of non-willful breach of this Agreement by the Company or pursuant to Section 7.1(d), and within one year after such termination date (i) definitive documentation with respect to a Sale Transaction has been entered into or (ii) 50% or more of the outstanding Common Stock or voting securities representing 50% or more of the voting power of the outstanding capital stock of the Company (giving effect to the conversion of outstanding 8% Preference Shares to Common Stock at the rate at which the 8% Preference Shares are then convertible into shares of Common Stock) has been acquired pursuant to a tender or exchange offer in connection with a proposed Sale Transaction or, if a tender or exchange offer in connection with a proposed Sale Transaction has been commenced prior to but has not expired as of such date that is one year after such termination of this Agreement, 50% or more of the outstanding Common Stock or voting securities representing 50% or more of the voting power of the outstanding capital stock of the Company (giving effect to the conversion of outstanding 8% Preference Shares to Common Stock at the rate at which the 8% Preference Shares are then convertible into shares of Common Stock) is acquired pursuant to such tender or exchange offer, then the Company shall pay or shall cause to be paid, contemporaneously with the consummation of such Sale Transaction, to Purchaser, or its designee, an amount equal to the Termination Fee by wire transfer of immediately available funds. Notwithstanding the forgoing, Purchaser shall not be entitled to the Termination Fee pursuant to this
Section 9.5(d) if this Agreement is terminated pursuant to Section 7.1(b)(iii) and the sole unsatisfied condition to Purchaser's obligation to close shall have been the failure of the condition in Section 5.1(a) to have been satisfied as a result of the failure to obtain approval under the HSR Act or the failure of the expiration or termination of any applicable waiting period under the HSR Act to have expired.

     (e) Pursuant to the terms of the Financial Advisory Agreement, the Company will pay to HMCo a transaction fee equal to $7,000,000 by wire transfer of immediately available funds contemporaneously with the earlier to occur of (i) the First Closing Date or (ii) the termination of this Agreement for any reason. At the First Closing, the Company also shall pay to HMCo a transaction fee in the amount of $2,551,500 by wire transfer of immediately available funds. In addition, at the Second Closing, the Company shall pay HMCo a transaction fee equal to two percent of the Purchase Price paid by Purchaser at such Second Closing, including the Purchase Price paid by Purchaser for any Shares purchased in the Rights Offering.

     (f) The payment of Purchaser's Expenses and the Termination Fee shall be paid by the Company without reservation of rights or protests and the Company upon making such payment shall be deemed to have released and waived any and all rights that it may have to recover such amounts. Nothing contained in this Section 9.5 shall limit Purchasers rights against the Company in the event of the termination of this Agreement by Purchaser pursuant to Section 7.1(b)(i) as a result of a willful breach by the Company of this Agreement.


     Section IX.6    Parties in Interest.
                      -------------------
This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, except as set forth in Section 4.11 (which is expressly intended for the benefit of the parties specified therein and shall be enforceable by any of such parties or any of their respective heirs and representatives) and Article VIII (which is intended for the benefit of all Indemnified Parties), express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.


     Section  IX.7          Notices.  All notices and other
                            -------
communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a)  If  to  Purchaser,  to:

 HM  4  Triton,  L.P.
c/o  Hicks,  Muse,  Tate  &  Furst  Incorporated
200  Crescent  Court
Suite  1600
Dallas,  Texas    75201
Attention:    Lawrence  D.  Stuart,  Jr.
Facsimile:    (214)  740-7313

     with  a  copy  to:

Vinson  &  Elkins  L.L.P.
3700  Trammell  Crow  Center
2001  Ross  Avenue
Dallas,  Texas    75201
Attention:    Michael  D.  Wortley
Facsimile:  (214)  999-7732

(b)          If  to  the  Company,  to:

Triton  Energy  Limited
c/o  Triton  Exploration  Services,  Inc.
6688  North  Central  Expressway
Suite  1400
Dallas,  Texas    75206
Attention:    Robert  Holland
Facsimile:  (214)  691-0198

with  a  copy  to:

Simpson  Thacher  &  Bartlett
425  Lexington  Avenue
New  York,  New  York    10017
Attention:    Robert  Friedman
Facsimile:    (212)  455-2502

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if telecopied, three Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier.

     Section  IX.8      Counterparts.  This Agreement may
                        ------------
be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section  IX.9          Entire Agreement.  This
                            -----------------
Agreement (which term shall be deemed to include the Exhibits and Schedules hereto and the other certificates, documents and instruments delivered hereunder) and the other Transaction Documents constitute the entire agreement of the parties hereto and supersede all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof. There are no representations or warranties, agreements, or covenants other than those expressly set forth in this Agreement and the other Transaction Documents.


     Section  IX.10       Governing Law.  THIS AGREEMENT
                         -------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims for indemnity pursuant to
Article VIII hereof, (b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.10 shall affect or limit any right to serve process in any other manner permitted by law.

     Section  IX.11       Public Announcements.
                           --------------------
The Company, on the one hand, and Purchaser, on the other, shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, except for statements required by Law or by any listing agreements with or rules of any national securities exchange or the National Association of Securities Dealers, Inc., or made in disclosures reasonably determined as required to be filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934.

     Section IX.12     Assignment.  Neither this Agreement
                       ----------
nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of Law or otherwise; provided, however, that upon notice to the Company, (a) Purchaser may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate thereof and (b) nothing in this Agreement shall limit Purchaser's ability to make a collateral assignment of its rights under this Agreement to any institutional lender that provides funds to Purchaser without the consent of the Company. The Company shall execute an acknowledgment of such collateral assignments in such forms as Purchaser's lenders may from time to time reasonably request; provided, however, that unless written notice is given to the Company that any such collateral assignment has been foreclosed upon, the Company shall be entitled to deal exclusively with Purchaser as to any matters arising under this Agreement or any of the other agreements delivered pursuant hereto. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on Purchaser's assigns. Any attempted assignment in violation of this Section shall be null and void.

     Section  IX.13       Director and Officer Liability
                          ------------------------------
The directors, officers, partners, members and stockholders of Purchaser, the Company and their respective Affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that the Company or Purchaser may assert) other than as an assignee of this Agreement.

     Section  IX.14       Headings.  The headings of
                          --------
this Agreement are for convenience of reference only and are not part of the substance of this Agreement.



     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

     TRITON  ENERGY  LIMITED



     By:
     Robert  B.  Holland,  III
Interim  Chief  Executive  Officer
and  General  Counsel


     HM4  TRITON,  L.P.

     By:          HM  Triton  G.P.,  LLC
     its  General  Partner



     By:
     Daniel  S.  Dross
Senior  Vice  President


                               EXHIBIT C
                               ---------

                     UNANIMOUS WRITTEN CONSENT
                                 OF
                       BOARD OF DIRECTORS
                                 OF
                      TRITON ENERGY LIMITED
               AUTHORIZING A SERIES OF PREFERENCE SHARES

     The undersigned, constituting all of the directors of Triton Energy Limited, a Cayman Islands company (the Company ), hereby consent in writing
                                          -------
to the taking of the following actions and the adoption of the following resolutions without the holding of, and waive any notices required for, a meeting of directors for the purposes of considering the same:

     WHEREAS, the Board of Directors of the Company has determined that it is beneficial to and in the best interests of the Company to create a series of preference shares as set forth herein for the purpose of issuing such preference shares pursuant to and in accordance with the terms of the Stock Purchase Agreement (as herein defined); now therefore be it

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Memorandum of Association and Articles of Association, as amended, the Board of Directors does hereby create, authorize and provide for the issuance of a series of preference shares consisting of 11,000,000 shares, par value $.01 per share, out of the existing authorized but unissued share capital of the Company with the following rights, terms, preferences and voting powers:

     Section  1.      Number of Shares and Designation
                      --------------------------------
This series of preference shares shall be designated
as    8%  Convertible  Preference Shares  and the number of shares which shall
      ----------------------------------
constitute such series shall not be more than 11,000,000 shares, par value $.01 per share, which number may be decreased (but not below the number thereof then outstanding plus the number required to fulfill the Company s obligations under options, warrants or similar rights issued by the Company) from time to time by the Board of Directors.

     Section  2.       Definitions.  For purposes of
                       -----------
this Unanimous Written Consent (the  Consent ), the following terms shall have
                                     -------
the  meanings  indicated:

      5%  Convertible  Preference  Shares    shall  mean  the  5%  Convertible
      -----------------------------------
Preference  Shares,  par  value  $.01  per  share,  of  the  Company.

      8%  Convertible  Preference  Shares  shall have the meaning set forth in
      -----------------------------------
Section  1.

      Additional  Shares  shall have the meaning set forth in subsection 3(b).
      ------------------

      Affiliate    shall have the meaning as such term has under Rule 12b-2 of
      ---------
the  United  States  Securities  Exchange  Act  of  1934,  as  amended.

      Average  Market  Value    shall  mean,  with  respect  to any referenced
      ----------------------
security for a particular date, the average of the daily Current Market Price per share of such security for the twenty Trading Days immediately preceding the referenced date.

      Board  of  Directors   shall mean the Board of Directors of the Company.
      --------------------

      Business  Day  shall mean any day other than a Saturday, Sunday or a day
      -------------
on which state or federally chartered banking institutions in New York City, New York or Dallas, Texas are not required to be opened.

      Capital  Stock    shall  mean  (i)  with respect to any Person that is a
      --------------
corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

      Charter    shall  mean,  collectively,  the  Company  s  Memorandum  of
      -------
Association  and  Articles  of  Association,  as  amended.

      Commission    shall  mean  the  United  States  Securities  and Exchange
      ----------
Commission.

      Common Shares  shall mean any Ordinary Shares, par value $.01 per share,
      -------------
of the Company and any Capital Stock for or into which such Common Shares hereafter are exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

      Company    shall  mean  Triton Energy Limited, a Cayman Islands company.
      -------

      Constituent Person  shall have the meaning set forth in subsection 5(d).
      ------------------

      Conversion  Price   shall mean the conversion price per Common Share for
      -----------------
which the 8% Convertible Preference Shares are convertible, as such Conversion Price may be adjusted pursuant to Section 5. The initial conversion price shall be $17.50 (equivalent to a conversion rate of four Common Shares for each 8% Convertible Preference Share).


      Current  Market  Price   of Common Shares or any other class of stock or
      ----------------------
other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ( NYSE ) or, if such security is not listed or admitted for trading on the NYSE,
----
on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market or, if such security is not quoted on The Nasdaq Stock Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ( NASDAQ ) or, if bid and asked prices for such security on such day shall not
------
have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors or, if no such market is regularly made, as determined by a majority of the Board of Directors upon the advice of an independent appraiser selected by a majority of the Board of Directors.

      Dividend Payment Date  shall mean a date fixed by the Board of Directors
      ---------------------
which date shall not be more than 5 days following the end of the applicable Dividend Period; provided, however, that if any Dividend Payment Date falls on
                 --------  -------
any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

      Dividend  Periods  shall mean semi-annual dividend periods commencing on
      -----------------
January 1 and July 1 of each year and ending on and including June 30 and December 31 of such year, respectively (other than the initial Dividend Period, which shall commence on the first Issue Date and end on and include June 30, 1999).

      Dollar    or    $    shall  mean lawful currency of the United States of
      ------          -
America.

      First  Issue  Date    shall  mean  the first date on which a share of 8%
      ------------------
Convertible  Preference  Shares  is  issued.

      Investor    shall  mean  the  Person named as the Purchaser in the Stock
      --------
Purchase Agreement or any assignee of such Person s rights under the Stock Purchase Agreement who purchases the 8% Convertible Preference Shares pursuant to the Stock Purchase Agreement and any assignee of such Person in accordance with the terms of the Shareholders Agreement.

      Issue  Date    shall  mean,  with  respect  to a share of 8% Convertible
      -----------
Preference  Shares,  the  date  on  which  such  share  of  the 8% Convertible
Preference  Shares  is  issued  and  sold.

      Junior  Dividend  Shares    shall  have the meaning set forth in Section
      ------------------------
3(i).

      Junior  Liquidation  Shares  shall have the meaning set forth in Section
      ---------------------------
3(j).

      Junior  Shares    shall  mean  the  Common Shares and any other class or
      --------------
series of Capital Stock of the Company now or hereafter issued and outstanding over which the 8% Convertible Preference Shares have preference or priority in both (i) the payment of dividends and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Company; the 5% Convertible Preference Shares shall be deemed Junior Shares for purposes of this Consent.

      Liquidation  Preference   shall have the meaning set forth in subsection
      -----------------------
4(a).

      Majority in Interest of the 8% Convertible Preference Shares  shall mean
      ------------------------------------------------------------
Persons holding of record, in the aggregate, in excess of fifty percent of the then outstanding 8% Convertible Preference Shares.

      Non-Electing Share  shall have the meaning set forth in subsection 5(d).
      ------------------

      Parity  Dividend  Shares  shall have the meaning set forth in subsection
      ------------------------
3(g).

      Parity  Liquidation  Shares    shall  have  the  meaning  set  forth  in
      ---------------------------
subsection  3(h).

      Parity  Shares    shall  have  the meaning set forth in subsection 8(b).
      --------------

      Person    shall mean any individual, firm, partnership, company or other
      ------
entity, and shall include any successor (by merger or otherwise) of such entity.

      Preferred  Stock    of  any  Person shall mean any Capital Stock of such
      ----------------
Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

      Purchased  Shares    shall  have  the  meaning  set  forth in subsection
      -----------------
5(c)(v).

      Second  Closing   shall have the meaning set forth in the Stock Purchase
      ---------------
Agreement.

      Securities    and    Security    shall  have  the  meanings set forth in
      ----------           --------
subsection  5(c)(iv).

      Securities  Act   shall mean the Securities Act of 1933, as amended, and
      ---------------
the  rules  and  regulations  promulgated  thereunder.

      Senior  Shares    shall  have  the meaning set forth in subsection 8(a).
      --------------

      set apart for payment  shall be deemed to include, without any action by
      ---------------------
the Company other than the following, the recording by the Company in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of stock of the Company; provided, however, that if any funds for any class or
                         --------  -------
series of Junior Shares or any class or series of stock ranking on a parity with the 8% Convertible Preference Shares as to the payment of dividends are placed in a separate account of the Company or delivered to a disbursing, paying or other similar agent, then set apart for payment with respect to the 8% Convertible Preference Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

      Shareholders  Agreement   means the Shareholders Agreement to be entered
      -----------------------
into  between  the  Company  and  Investor  as  provided by the Stock Purchase
Agreement.

      Stock  Purchase  Agreement    shall  mean  that  certain  Stock Purchase
      --------------------------
Agreement by and between the Company and HM4 Triton, L.P., a Cayman Islands exempted limited partnership, dated as of August __, 1998.

      Subsidiary  shall mean (i) a corporation or company, a majority of whose
      ----------
Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary of the Company or by the Company and another Subsidiary or (ii) any other Person (other than a corporation or company) in which the Company, one or more Subsidiaries of the Company or the Company and one or more
Subsidiaries of the Company, directly or indirectly, at the date of determination thereof has or have at least a majority ownership interest. For purposes hereof, Triton International Oil Corporation and its Subsidiaries shall be deemed Subsidiaries of the Company.

      Trading  Day  shall mean any day on which the securities in question are
      ------------
traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market, or if such securities are not quoted on The Nasdaq Stock Market, in the applicable securities market in which the securities are traded.

      Transaction    shall  have  the  meaning  set  forth in subsection 5(d).
      -----------

      Transfer  Agent  shall have the meaning set forth in Section 11, or such
      ---------------
other agent or agents of the Company as may be designated by the Board of Directors or their designee as the transfer agent for the 8% Convertible Preference Shares.

     Section  3.          Dividends.
                          ---------

     (a) The registered holders of 8% Convertible Preference Shares shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose, distributions in the form of cash dividends on each share of 8% Convertible Preference Shares, at a rate per annum equal to 8.0% of the Liquidation Preference per share of the 8% Convertible Preference Shares, payable for each Dividend Period after the Issue Date of such share of 8% Convertible Preference Shares. Such dividends with respect to each share of 8% Convertible Preference Shares shall begin to accumulate and shall be fully cumulative on a daily basis from the Issue Date of such share of 8% Convertible Preference Shares, whether or not authorized or declared by the Board of Directors and whether or not in any Dividend Period or Dividend Periods there shall be funds of the Company legally available for the payment of such dividends, and shall be payable semi-annually in cash Dollars, when, as and if authorized or declared by the Board of Directors, in arrears on Dividend Payment Dates or such other dates as provided herein, commencing on the first Dividend Payment Date after the Issue Date of such share of 8% Convertible Preference Shares.

     (b) At the option of the Company, dividends may be paid, instead of in cash, on declaration by the Board of Directors, by the issuance of additional fully paid whole shares of 8% Convertible Preference Shares (the Additional Shares ), to the extent authorized but unissued shares of 8%
 -----------------
Convertible Preference Shares are legally available therefor, in respect of any and all Dividend Payment Dates; provided that, if any dividend payable on
                                     --------
any Dividend Payment Date is not declared or authorized and paid in full in cash on such Dividend Payment Date, the amount payable as dividends on such Dividend Payment Date that is not paid in cash on such Dividend Payment Date shall be paid in Additional Shares to the extent authorized but unissued shares of 8% Convertible Preference Shares are legally available therefor. If a dividend is to be paid in Additional Shares, the number of Additional Shares to be issued in payment of the dividend with respect to each outstanding share of 8% Convertible Preference Shares shall be determined by dividing (a) the amount of the accumulated dividend payable to each registered holder of 8% Convertible Preference Shares on the basis of all shares held of record by such holder as of the record date for such dividend, whether evidenced by one or more certificates, by (b) $70.00, with amounts in respect of any partial shares to be paid in cash by the Company, and upon payment in Additional Shares as herein provided the dividend shall be deemed paid in full and shall not accumulate.


     (c) Each dividend shall be payable in arrears to the holders of record of 8% Convertible Preference Shares, as they appear on the register of members of the Company at the close of business on such record dates, not more than 15 days preceding such Dividend Payment Dates thereof, as shall be fixed by the Board of Directors. All dividends paid with respect to shares of 8% Convertible Preference Shares pursuant to Sections 3(a) and 3(b) shall be paid pro rata to the holders entitled thereto.

     (d) Dividends on the 8% Convertible Preference Shares that are in arrears and unpaid (in cash or Additional Shares) as of any Dividend Payment Date for any Dividend Period (a Dividend Arrearage ) will cumulate as if such
                                 ------------------
dividends had been paid in Additional Shares as provided in Section 3(b) and such Additional Shares were outstanding on each succeeding Dividend Payment Date until such accumulated semi-annual dividends shall have been declared and paid in cash or in Additional Shares by the Board of Directors. Any such declaration may be for a portion, or all, of the then accumulated dividends. In the event dividends on the 8% Convertible Preference Shares are in arrears and unpaid for three or more Dividend Periods (whether or not consecutive), holders of 8% Convertible Preference Shares shall be entitled to certain voting rights as provided in subsection 9(c).

     (e) Accumulated and unpaid dividends for any past Dividend Periods may be authorized or declared and paid at any time and for such interim periods, without reference to any regular Dividend Payment Date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. Dividend payments shall be aggregated per holder and shall be made to the nearest cent (with $.005 being rounded upward).

     (f) The amount of dividends payable per share of 8% Convertible Preference Shares for each Dividend Period shall be computed by dividing the annual dividend amount by two. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the 8% Convertible Preference Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Except as expressly provided herein, holders of 8% Convertible Preference Shares shall not be entitled to any dividends, whether payable in cash, property, shares or stock, in excess of cumulative dividends (including dividends that cumulate as a result of a Dividend Arrearage as provided in subsection 3(d)) as herein provided on the 8% Convertible Preference Shares.

     (g) So long as any 8% Convertible Preference Shares are outstanding, no full dividends shall be authorized, declared, paid or set apart for payment on any class or series of Parity Shares or any other class or series of the Company s Capital Stock currently outstanding or hereafter issued ranking, as to dividends, on a parity with the 8% Convertible Preference Shares (the Parity Shares and any such other class or series of the Company s Capital Stock being herein referred to as Parity Dividend Shares ) unless full
                                          ----------------------
cumulative dividends on all outstanding 8% Convertible Preference Shares for all Dividend Periods terminating on or prior to the dividend payment date on such class or series of Parity Dividend Shares have been or contemporaneously are paid or declared and a sum of cash Dollars or Additional Shares sufficient for the payment thereof set apart for such payment. If full dividends are not so paid, all dividends declared upon shares of the 8% Convertible Preference Shares and any other Parity Dividend Shares shall be declared pro rata so that the amount of dividends declared per share on the 8% Convertible Preference Shares and such Parity Dividend Shares shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the 8% Convertible Preference Shares and such Parity Dividend Shares bear to each other. No dividends may be paid on Parity Dividend Shares except on dates on which dividends are paid on the 8% Convertible Preference Shares for any period.

     (h) So long as any 8% Convertible Preference Shares are outstanding, the Company shall not, directly or indirectly through any Affiliate of the Company controlled by the Company, make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the redemption, purchase, retirement or other acquisition of any Parity Dividend Shares or any other class or series of the Company s Capital Stock ranking on a parity with the 8% Convertible Preference Shares as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Parity Shares and any such other class or series of the Company s Capital Stock being herein referred to as Parity Liquidation
                                                            ------------------
Shares  ),  and,  other  than  dividends to the extent permitted by subsection
------
3(g), no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Shares or Parity Liquidation Shares, unless full cumulative dividends on all outstanding 8% Convertible Preference Shares for all Dividend Periods ending on or before such payment for or setting apart for payment on account of, or the payment date of such distributions on, such Parity Dividend Shares or Parity Liquidation Shares have been or contemporaneously are paid or declared and a sum of cash Dollars or Additional Shares sufficient for the payment therefor set apart for payment.

     (i) So long as any 8% Convertible Preference Shares are outstanding, no dividends shall be authorized, declared, paid or set apart for payment or other distribution authorized or made upon Junior Shares or any other Capital Stock of the Company ranking junior as to dividends to the 8% Convertible Preference Shares (the Junior Shares and any such other class or series of the Company s Capital Stock being herein referred to as Junior Dividend Shares ),
                                                     ----------------------
unless full cumulative dividends on the 8% Convertible Preference Shares for all Dividend Periods ending on or before the dividend payment date of such dividends on Junior Dividend Shares have been or contemporaneously are paid or declared and a sum of cash Dollars or Additional Shares sufficient for the payment therefor set apart for payment.

     (j) So long as any 8% Convertible Preference Shares are outstanding, the Company shall not, directly or indirectly through any Affiliate of the Company controlled by the Company, make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the redemption, purchase, retirement or other acquisition of any Junior Dividend Shares or any other class or series of the Company s Capital Stock ranking junior to the 8% Convertible Preference Shares as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Dividend Shares and any such other class or series of the Company s Capital Stock ranking junior to the 8% Convertible Preference Shares as to such distributions being herein referred to as Junior
                                                                        ------
Liquidation  Shares  ) unless (i) full cumulative dividends on all outstanding
-------------------
8% Convertible Preference Shares and any other Parity Dividend Shares shall have been or contemporaneously are paid or declared and a sum of cash Dollars or Additional Shares sufficient for the payment thereof set apart for payment for all Dividend Periods with respect to the 8% Convertible Preference Shares terminating on or before such payment for, or the setting apart for payment on account of, such class or series of Junior Liquidation Shares and all dividend periods with respect to such Parity Dividend Shares terminating on or before such payment for, or the setting apart for payment on account of, such class or series of Junior Liquidation Shares and (ii) cash Dollars or Additional Shares sufficient for the payment of the dividend for the current Dividend Period with respect to the 8% Convertible Preference Shares and the current dividend period with respect to such Parity Dividend Shares shall have been paid or set apart for the payment thereof; provided, however, that the
                                                   --------  -------
restrictions set forth in this subsection 3(j) shall not apply to the purchase or other acquisition of Junior Liquidation Shares either (A) pursuant to any employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary of the Company heretofore or hereafter adopted or (B) in exchange solely for Junior Shares.

     (k) Any reference to distribution contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

     Section  4.          Liquidation Preference.
                          ----------------------

     (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Shares, the holders of the 8% Convertible Preference Shares shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, in immediately available funds, $70.00 for each outstanding 8% Convertible Preference Share (including outstanding Additional Shares) (the Liquidation Preference ), plus an amount equal to all
                         ----------------------
dividends (whether or not authorized) accumulated and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the 8% Convertible Preference Shares shall be insufficient to pay in full the Liquidation Preference, plus an amount equal to all dividends (whether or not authorized) accumulated and unpaid thereon to the date of final distribution to such holders, and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of 8% Convertible Preference Shares and any such other Parity Liquidation Shares ratably in accordance with the respective amounts that would be payable on such 8% Convertible Preference Shares and any such other Parity Liquidation Shares if all amounts payable thereon were paid in full. The holders of 8% Convertible Preference Shares shall be entitled to notice in advance of any liquidation, dissolution or winding up of the Company as provided in subsection 5(e). For the purposes of this Section 4, (i) a consolidation, merger or scheme of arrangement of the Company with one or more entities, (ii) a sale or transfer of all or substantially all of the Company s assets, or
(iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

     (b) Subject to the rights of the holders of any Parity Liquidation Shares or any shares of any series or class or classes of stock ranking prior to the 8% Convertible Preference Shares upon liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the 8% Convertible Preference Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the 8% Convertible Preference Shares shall not be entitled to share therein.

     Section  5.          Conversion.  8% Convertible
                          -----------
Preference Shares shall be subject to conversion, at the option of the holder, into Common Shares, as follows:

     (a)          Conversion  Right.   Subject to and upon compliance with the
                  -----------------
provisions of this Section 5, a holder of 8% Convertible Preference Shares shall have the right, at his, her or its option, at any time prior to the close of business on the fifth Business Day prior to the date fixed for redemption of such shares as herein provided, to convert all or any part of such shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Liquidation Preference of such shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of this subsection 5(a)). In the event the shares of 8% Convertible Preference Shares are called for redemption pursuant to Section 6, the right of conversion provided herein shall terminate at the close of business on the fifth Business Day prior to the date fixed for redemption unless the Company shall default in making the payment due upon redemption thereof.

     In order to exercise such conversion right, the holder of each 8% Convertible Preference Share to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Company or in blank, at the office of the Transfer Agent, accompanied by written notice to the Company that the holder thereof elects to convert such 8% Convertible Preference Shares. Unless the Common Shares issuable on conversion are to be issued in the same name as the name in which such 8% Convertible Preference Share is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or such holder s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Company demonstrating that such taxes have been paid).

     Holders of 8% Convertible Preference Shares at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date on or prior to such Dividend Payment Date.


     As promptly as practicable after the surrender of certificates for 8% Convertible Preference Shares as aforesaid, the Company shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such shares in accordance with provisions of this Section 5, and any fractional interest in respect of a Common Share arising upon such conversion shall be settled as provided in subsection 5(b).

     Upon the conversion of any 8% Convertible Preference Shares as provided in this subsection 5(a), the holder of each 8% Convertible Preference Share converted also shall be entitled to receive an amount, in cash Dollars, equal to all dividends (whether or not authorized or declared) accumulated and unpaid on each share of 8% Convertible Preference Share converted by such holder, including dividends accrued pursuant to subsection 3(d) as a result of a Dividend Arrearage, up to and including the effective date of conversion as provided in the last paragraph of this subsection 5(a). Such cash amount shall be paid to the holder of the 8% Convertible Preference Shares to which such dividends relate on or before the fifth Business Day after the effective date of such conversion.

     Each conversion shall be deemed to have been effected immediately following the close of business on the date on which the certificates for 8% Convertible Preference Shares shall have been surrendered and such notice received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date unless the register of members of the Company shall be closed for transfer on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such register of members is open, but such conversion shall be at the Conversion Price in effect on the date on which such shares shall have been surrendered and such notice received by the Company.

     (b)     No Fractional Shares.  No fractional shares or scrip representing
             --------------------
fractions of Common Shares shall be issued upon conversion of the 8% Convertible Preference Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a 8% Convertible Preference Share, the Company shall pay to the holder of such share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of 8% Convertible Preference Shares so surrendered.

     (c)          Conversion Price Adjustments.  The Conversion Price shall be
                  ----------------------------
adjusted  from  time  to  time  as  follows:

     (i) If at any time after the first Issue Date, the Company shall issue for cash or other consideration Common Shares or any security convertible into or exchangeable or exercisable for Common Shares at a price per Common Share, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price of Common Shares as of the opening of business on the date of issuance, then the Conversion Price in effect at the close of business on the day immediately preceding such issuance shall be adjusted, effective as of the time of such issuance, to equal the price determined by multiplying (A) the Conversion Price in effect at the close of business on the day immediately preceding such issuance by (B) a fraction, the numerator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issuance and (2) the number of shares that the aggregate proceeds to the Company from such issuance
(including any additional consideration per Common Share payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at such Current Market Price, and the denominator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issuance and (2) the number of additional Common Shares issued or subject to issuance upon the conversion, exchange or exercise of such securities issued.

     For the purposes of this subsection 5(c)(i), the issuance by the Company of securities convertible into or exchangeable or exercisable for Common Shares shall be deemed to involve the immediate issuance of the maximum number of Common Shares issuable upon the conversion, exchange or exercise of such securities for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. In the event that securities are issued by the Company that result in an adjustment to the Conversion Price pursuant to this subsection 5(c)(i) and such securities are not converted, exchanged or exercised prior to the expiration of the right of the holders of such securities to effect any such action, then immediately upon such expiration the Conversion Price shall be recomputed (but such redetermination shall not affect the Conversion Price of any 8% Convertible Preference Shares that have been converted prior to such expiration) and effective immediately upon such expiration shall be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the other provisions of this subsection 5(c) after the issuance of such securities) had such adjustment to the Conversion Price not been made. For purposes of this subsection 5(c)(i), if shares are issued for consideration all or part of which is other than cash, the amount of such non-cash consideration shall be deemed to be the value thereof as determined by a majority of the Board of Directors based on the advice of an independent appraiser selected by a majority of the Board of Directors. The provisions of this subsection 5(c)(i) shall not be applicable to: (i) any issuance for which an adjustment to the Conversion Price is provided under any other subclause of this subsection 5(c), (ii) any issuance of Common Shares upon actual exercise, exchange or conversion of any securities if the Conversion Price was fully and properly adjusted at the time such securities were issued or if no such adjustment was required hereunder at the time such securities were issued , (iii) the issuance of Additional Shares, the issuance of additional 8% Convertible Preference Shares at a per share price equal to or greater than the Liquidation Preference or the issuance of Common Shares upon conversion of outstanding 8% Convertible Preference Shares, (iv) the issuance of options, warrants or restricted shares of Common Shares to members of the management of the Company or its
Subsidiaries pursuant to management incentive plans or employee stock compensation plans as in effect prior to the First Closing Date or approved by the affirmative vote of a majority of the Board of Directors after the first Issue Date or the issuance of any Common Shares upon the exercise of such stock options or warrants or upon the exercise of any other options or warrants of the Company outstanding as of the date of the Stock Purchase Agreement in accordance with the terms thereof as in effect as of the date of the Stock Purchase Agreement or (v) the issuance of any 8% Convertible Preference Share purchase rights as contemplated by Section 4.2 of the Stock Purchase Agreement. All Common Shares issued and all Common Shares reserved for issuance pursuant to any outstanding convertible securities (including the 8% Convertible Preference Shares), warrants, rights or options deemed not to constitute an issuance pursuant to the previous sentence shall nevertheless be deemed to be outstanding for all computations pursuant to this Section 5(c) until such shares are no longer outstanding or such convertible securities, warrants, rights or options shall expire, as applicable.

     (ii) If the Company shall after the first Issue Date pay a dividend or make a distribution on any class or series of its shares or Capital Stock in the form of an issue of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares, then the Conversion Price in effect at the opening of business on the Business Day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution shall be adjusted to equal the price determined by multiplying
(A)  the  Conversion  Price  in  effect  immediately  prior  to the opening of business on the Business Day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the number of Common Shares outstanding on the close of business on the date fixed for such determination and the denominator of which shall be the sum of (1) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (2) the number of Common Shares constituting such dividend or distribution, including the number of additional Common Shares
issuable    pursuant  to  such  convertible,  exercisable  or  exchangeable securities. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in subsection 5(f) below).


     (iii) If the Company shall after the first Issue Date (A) subdivide its outstanding Common Shares into a greater number of shares, (B) combine its outstanding Common Shares into a smaller number of shares or (C) issue any Capital Stock by reclassification of its Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any 8% Convertible Preference Share thereafter surrendered for conversion shall be entitled to receive the number of such securities that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such 8% Convertible Preference Shares had been converted immediately prior to the effective date of such subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (iii) shall become effective immediately prior to the opening of business on the Business Day next following the record date (except as provided in subsection 5(f) below) in the case of a dividend or distribution and shall become effective immediately prior to the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

     (iv) If the Company shall after the first Issue Date issue rights, options, warrants or other instruments to all holders of Common Shares or any other class or series of Capital Stock of the Company entitling them to subscribe for or purchase Common Shares at a price per share less than the Current Market Price per Common Share on the record date for the determination of shareholders entitled to receive such rights, options, warrants or instruments, then the Conversion Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (1) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (2) the number of shares that the aggregate proceeds to the Company from the exercise of such rights, options, warrants or instruments for Common
Shares would purchase at such Current Market Price, and the denominator of which shall be the sum of (1) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (2) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options, warrants or other instruments. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in subsection 5(f) below). In determining whether any rights, options, warrants or instruments entitle the holders of Common Shares to subscribe for or purchase Common Shares at such Current Market Price, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights, options, warrants or instruments, the value of such consideration, if other than cash, to be determined by a majority of the Board of Directors based on the advice of an independent appraiser selected by a majority of the Board of Directors. In case any rights or warrants referred to in this subsection 5(c)(iv) in respect of which an adjustment shall have been made shall expire unexercised after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants (but such redetermination shall not affect the Conversion Price of any 8% Convertible Preference Shares that have been converted prior to such expiration).

     (v) If the Company shall distribute to all holders of its Common Shares evidence of its indebtedness, any shares of any class or series of Capital Stock of the Company, cash or assets (including all rights, options, warrants or any other instrument entitling such holders to subscribe for or purchase any securities of the Company, but excluding Common Shares or any securities the distribution of which would require an adjustment under subsection(s) 5(c)(ii), (iii) or (iv)) (collectively, Securities and,
                                                              ----------
individually,  a   Security ), then in each case the Conversion Price shall be
                   --------
adjusted so that it shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (B) a fraction, the numerator of which shall be the Current Market Price per Common Share on the record date mentioned below less the then fair market value (as determined by a majority of the Board of Directors based on the advice of an independent appraiser selected by a majority of the Board of Directors) of the portion of the shares or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Share, and the denominator of which shall be the Current Market Price per Common Share on the record date mentioned below. Such adjustment shall become effective immediately prior to the opening of business on the Business Day next following (except as provided in subsection 5(f) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subsection 5(c)(v), the distribution of a Security which is distributed not only to the holders of the Common Shares on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each Common Share delivered to a Person converting a 8% Convertible Preference Share after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subsection 5(c)(v); provided that on the date, if any,
                                            --------
on which a Person converting a 8% Convertible Preference Share would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subsection 5(c)(v) (and such day shall be deemed to be the date fixed for the determination of the shareholders entitled to receive such distribution and the record date within the meaning of the two preceding sentences).


     (vi) No adjustment in the Conversion Price pursuant to any provision of this Section 5 shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided,
                                                                     --------
however, that any adjustments that by reason of this subsection 5(c)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment
                                        --------  -------
shall be required and made in accordance with the provisions of this Section 5 (other than this subsection 5(c)(vi)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provisions of this
Section 5, the Company shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 5 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this subsection 5(c) to the contrary notwithstanding, the Company will, to the extent permitted by law, make such reductions in the Conversion Price, in addition to those required by this subsection 5(c), as the Board of Directors in its good faith discretion shall determine to be necessary in order that any subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase shares or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Company to its shareholders shall not be taxable.

     (vii) Any direct or indirect reduction in the exercise or conversion price of any outstanding option, warrant, right or other instrument entitling the holder thereof to subscribe for or purchase, by exercise, exchange, conversion or otherwise, any Common Shares shall be deemed a new issuance of such derivative security to the extent of such reduction; provided, however,
                                                            --------  -------
that any adjustment to the exercise or conversion price of (A) convertible or exchangeable securities (including the 5% Convertible Preference Shares of the Company), warrants, rights or options outstanding as of the date of the Stock Purchase Agreement as a result of the exercise or conversion adjustment provisions contained in the instruments governing the terms of such securities as in effect as of the date of the Stock Purchase Agreement or (B) convertible or exchangeable securities, warrants, rights or options issued after the date of the Stock Purchase Agreement (x) as a result of the exercise or conversion adjustment provisions contained in the instruments governing the terms of such Securities or (y) in the case of any options or warrants described in clause
(iv) of subsection 5.1(c)(i), upon approval of a majority of the Board of Directors, in any case shall not be deemed a new issuance of such securities and shall not require an adjustment to the Conversion Price pursuant to this
Section  5.

     (viii) In the event that, at any time after the first Issue Date, any adjustment is made to the Conversion Price of the 8% Convertible Preference Shares pursuant to this Section 5, such adjustment to the Conversion Price shall be applicable with respect to all then outstanding 8% Convertible Preference Shares and all 8% Convertible Preference Shares issued after the date of the event causing such adjustment to the Conversion Price (including all Additional Shares).


     (d) If the Company shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for or scheme of arrangement involving or relating to all or substantially all Common Shares, a sale of all or substantially all of the Company s assets or a recapitalization or reclassification of the Common Shares and excluding any transaction as to which subparagraph (c)(ii) of this
Section 5 applies) (each of the foregoing being referred to herein as a Transaction), in each case as a result of which all or substantially all
-----------
Common Shares are converted into the right to receive shares, securities or other property (including cash or any combination thereof), each 8% Convertible Preference Share, which is not converted into the right to receive shares, securities or other property prior to such Transaction, shall thereafter be convertible into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one 8% Convertible Preference Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ( Constituent Person ), or an affiliate of a Constituent
                       -------------------
Person or (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction (provided if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ( Non-Electing Share ), then for the purpose of this subsection 5(d) the kind
   ------------------
and amount of shares, securities and other property (including cash) receivable upon such Transaction by each holder of a Non-Electing Share shall be deemed to be the kind and amount so receivable per share by holders of a plurality of the Non-Electing Shares). The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection 5(d), and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the 8% Convertible Preference Shares that will contain provisions enabling the holders of the 8% Convertible Preference Shares that remain outstanding after such Transaction to convert into the consideration (determined as provided in this subsection 5(d)) received by holders of Common Shares at the Conversion Price in effect immediately prior to such Transaction. The provisions of this subsection 5(d) shall similarly apply to successive Transactions.

     (e)          If, subject to the limitations set forth in Section 3 above:

     (i) the Company shall (1) declare any dividend (or any other distribution) on Common Shares, other than (A) a dividend payable in Common Shares or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the then-outstanding Common Shares; or


     (ii) the Company shall authorize the granting to the holders of Common Shares of rights, options or warrants to subscribe for or purchase any shares of any class or series or of any other rights, options or warrants; or

     (iii) there shall be any recapitalization or reclassification of the Common Shares (other than an event to which subsection (c)(ii) of this Section 5 applies) or any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or a statutory share exchange by the Company for all or substantially all of its outstanding Common Shares or the sale or transfer of all or substantially all of the assets of the Company as an entirety; or

     (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Company,

then the Company shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the 8% Convertible Preference Shares at the addresses of such holders as shown on the register of members of the Company, as promptly as possible, but at least 10 Business Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality of validity of the proceedings described in this Section 5.

     (f) In any case in which subsection 5(c) provides that an adjustment shall become effective on the day next following the record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any 8% Convertible Preference Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to subsection 5(b).

     (g) There shall be no adjustment of the Conversion Price in case of the issuance of any shares of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 5. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 5, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.


     (h) The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of effecting conversion of the 8% Convertible Preference Shares, the full number of Common Shares deliverable upon the conversion of all outstanding 8% Convertible Preference Shares not theretofore converted. For purposes of this subsection 5(h), the number of Common Shares that shall be deliverable upon the conversion of all outstanding 8% Convertible Preference Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

     The Company covenants that any Common Shares issued upon conversion of the 8% Convertible Preference Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the 8% Convertible Preference Shares, the Company will take any corporate or other action that, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and (subject to any customary qualification based upon the nature of a business trust) non-assessable Common Shares at such adjusted Conversion Price.

     The Company shall use all commercially reasonable efforts to list the Common Shares required to be delivered upon conversion of the 8% Convertible Preference Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of such delivery.

     Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the 8% Convertible Preference Shares, the Company shall use its best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

     (i) The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the 8% Convertible Preference Shares pursuant hereto; provided, however, that the Company shall
                                     --------  -------
not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Shares or other securities or property in a name other than that of the holder of the 8% Convertible Preference Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

     Section  6.          Redemption  at  the  Option of the CompanySection 6.
                          ----------------------------------------------------

     (a)        Right of Redemption.  The 8% Convertible Preference Shares may
                -------------------
not be redeemed by the Company prior to the third anniversary of the initial Issue Date (the First Redemption Date ). From and after the First Redemption
                 ---------------------
Date, the Company shall have the right and option (provided it has sufficient funds legally available therefor), but not the obligation, to elect to redeem all, but not less than all, of the then outstanding shares of 8% Convertible Preference Shares at any time that the Average Market Value per Common Share is equal to or greater than the Average Market Value per Common Share which corresponds to the date on which notice of such redemption is given as set forth on Schedule A attached hereto. Any redemption of the 8% Convertible
           -----------
Preference Shares pursuant to this Section 6 shall be for an amount payable in immediately available funds equal to $70.00 per share plus an amount in immediately available funds equal to all per share accumulated and unpaid dividends on the 8% Convertible Preference Shares, whether or not authorized or declared, to and including the date fixed for redemption, such sum being hereinafter referred to as the Redemption Price ). Such election shall be
                                   ----------------
made by the Company giving written notice thereof (the  Redemption Notice ) to
                                                        -----------------
each  holder  of  record of 8% Convertible Preference Shares.  The date of the
Redemption  Notice  is  referred  to  herein  as  the    Call  Date.
                                                         ----------

     (b)          Redemption  Procedures.
                  ----------------------

     (i) The Redemption Notice shall be given by first class mail, postage prepaid, to each holder of record of the 8% Convertible Preference Shares at its last address as shown up on the register of members of the Company, and shall specify the date fixed for redemption (which shall be no less than 30 nor more than 60 days after the date of the Redemption Notice), the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the certificates representing the 8% Convertible Preference Shares, that after the date fixed for redemption dividends will cease to accumulate on such shares, the Conversion Price in effect on the Call Date, and that the right of holders to convert 8% Convertible Preference Shares shall terminate at the close of business on the fifth Business Day prior to the date fixed for redemption (unless the Company defaults in the payment of the Redemption Price). Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of 8% Convertible Preference Shares receives such notice.

     (ii) On or after the date fixed for redemption as stated in the Redemption Notice, each holder of the shares called for redemption shall surrender the certificate representing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price.


     (iii) Redemption Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the 8% Convertible Preference Shares, then, notwithstanding that the certificates representing any such shares called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be shareholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

     (iv) Any defect in the Redemption Notice, or any failure to give such notice by mail to any holder of 8% Convertible Preference Shares, shall not affect the validity of the proceedings for the redemption of any other 8% Convertible Preference Shares, and the Company shall be obligated to redeem the shares of 8% Convertible Preference Shares of those holders to whom defective or no Redemption Notice was given upon presentment and surrender of the certificates representing their 8% Convertible Preference Shares on or after the date fixed for redemption.

     (v) In the event that any shares of 8% Convertible Preference Shares shall be converted into Common Shares pursuant to Section 5, then (A) the Company shall not have the right to redeem such shares and (B) any funds which shall have been deposited for the payment of the Redemption Price for such shares shall be returned to the Company immediately after such conversion.

     Section  7.      Shares to Be Retired.
                      --------------------
All 8% Convertible Preference Shares which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of the capital of the Company, without designation as to class or series.

     Section  8.         Ranking.  Any class or series of
                         -------
Capital  Stock  of  the  Company  shall  be  deemed  to  rank:

     (a) prior to the 8% Convertible Preference Shares, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of 8% Convertible Preference Shares ( Senior Shares );
                                        --------------

     (b) on a parity with the 8% Convertible Preference Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the 8% Convertible Preference Shares, if the holders of such class or series of Capital Stock and the 8% Convertible Preference Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid dividends per share or Liquidation Preferences, without preference or priority one over the other
(Parity Shares);
                                                                 -------------

     (c) junior to the 8% Convertible Preference Shares, as to the payment of dividends, if such class or series of Capital Stock shall be Junior Dividend Shares; and

     (d) junior to the 8% Convertible Preference Shares, as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of Capital Stock shall be Junior Liquidation Shares.

     Section  9.          Voting.
                          ------

     (a)      General.  For purposes of the provisions of this Section 9, each
              -------
8% Convertible Preference Share shall have one (1) vote per share, except that when the 8% Convertible Preference Shares and the Common Shares shall vote together as a single class, then each holder of the 8% Convertible Preference Shares shall be entitled to the number of votes with respect to such holder s 8% Convertible Preference Shares equal to the number of whole shares of Common Stock into which such shares would have been converted at the Conversion Price in effect on the record date for determining shareholders entitled to vote on such matters.

     (b)       Voting Rights.  The holders of 8% Convertible Preference Shares
               -------------
shall vote together as a single class with the holders of the Common Shares on an as converted basis as provided in subsection 9(a) on all matters submitted to a vote of the holders of the Common Shares. Except as provided in the immediately preceding sentence and in subsection 9(c), holders of 8% Convertible Preference Shares shall have no voting rights except as required by the Charter and applicable law.


     (c)          Class  Directors.  If and whenever three or more semi-annual
                  ----------------
dividends (whether or not consecutive) payable on the 8% Convertible Preference Shares shall be in arrears (which shall, with respect to any such semi-annual dividend, mean that any such dividend has not been paid in full), whether or not authorized, the number of directors then constituting the Board of Directors shall be increased by two and the holders of the 8% Convertible Preference Shares, voting separately as a class, shall be entitled to elect two additional directors to serve on the Board of Directors at any annual meeting of shareholders or extraordinary meeting held for the purpose of electing directors, or at an extraordinary meeting of the holders of the 8%Convertible Preference Shares called as hereinafter provided for the purpose of electing directors. At the next annual meeting of shareholders of the Company following any such election and each succeeding annual meeting, for so long as all arrears in dividends on the 8% Convertible Preference Shares then outstanding have not been paid and the holders of 8% Convertible Preference Shares elect to exercise such right, the holders of 8% Convertible Preference Shares, voting separately as a class, shall have the right to elect two directors to the Board of Directors. Whenever all arrears in dividends on the 8% Convertible Preference Shares then outstanding shall have been paid, then the right of the holders of the 8% Convertible Preference Shares to elect such additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in three or more semi-annual dividends), and the terms of office of all persons elected as directors to the two directorships created as provided in this subsection 9(c) shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. The directors elected pursuant to this subsection 9(c) shall hold office until the earlier of (i) the next annual meeting of the shareholders or extraordinary meeting held for the purpose of electing directors, (ii) the next extraordinary meeting of the holders of the 8% Convertible Preference shares called as hereinafter provided for the purpose of electing directors, (iii) the resignation, death or removal of such 8% Preferred Director or (iv) the date on which such office shall terminate as above provided. If any vacancy shall occur among the directors elected by the holders of the 8% Convertible Preference Shares pursuant to this Section 9(c), a successor may be elected by the Board of Directors in accordance with the Articles of Association to serve for the term of such Person s predecessor.

     (d)          Procedure; Action Without Meeting.  At any time the power to
                  ---------------------------------
elect directors as representatives of the holders of the 8% Convertible Preference Shares shall have been vested in the holders of 8% Convertible Preference Shares as provided in subsection 9(c), the Secretary of the Company may, and upon the written request of a holder or holders of 8% Convertible Preference Shares representing at least 10% of the then outstanding 8% Convertible Preference Shares (addressed to the Secretary at the principal office of the Company) shall, call an extraordinary meeting of the holders of the 8% Convertible Preference Shares for the election of the director or directors to be elected pursuant to subsections 9(c), such call to be made by notice similar to that provided in the Articles of Association for an extraordinary meeting of the shareholders or as required by law. If any such extraordinary meeting required to be called as above provided shall not be called by the Secretary within 10 days after receipt of any such request, then any holder or holders of 8% Convertible Preference Shares representing at least 10% of the then outstanding 8% Convertible Preference Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the register of members of the Company.

     Section  10.         Record Holders.  The
                          --------------
Company and the Transfer Agent shall deem and treat the record holder of any 8% Convertible Preference Shares as the true and lawful owner thereof for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.

     Section  11.   Transfer Agent.  ________________ is hereby
                    --------------
appointed  Transfer  Agent  for  the  8%  Convertible  Preference  Shares.

     AND BE IT FURTHER RESOLVED, that any documents heretofore executed or lawful actions heretofore taken by any of the officers of the Company in connection with the transactions herein described are hereby ratified, confirmed and approved in all respects; and further

     RESOLVED, that these resolutions may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     EXECUTED  as  of  the  ________  day  of  _________________,  1998.


                              __________________________________________



                             ___________________________________________



                             ___________________________________________


                             ___________________________________________




                             SCHEDULE  A
                             -----------



      Redemption  Date                             Average Market Value
-----------------------------                      --------------------

First  Redemption  Date  (  FRD  )
                            ---
     through  [FRD  +  6  months]                  $    28.54

[FRD  +  6  months]  through
     [FRD  +  12  months]                          $    31.14

[FRD  +  12  months]  through
     [FRD  +  18  months]                          $    34.20

[FRD  +  18  months]  through
     [FRD  +  24  months]                          $    37.58

[FRD  +  24  months]  through
     [FRD  +  30  months]                          $    32.57

[FRD  +  30  months]  through
     [FRD  +  36  months]                          $    34.97

[FRD  +  36  months]  through
     [FRD  +  42  months]                          $    37.60

From and after [FRD + 42 months] for so long as any 8% Convertible Preference Shares are outstanding, the Average Market Value shall be increased as of each six month anniversary of such date occurring thereafter, which Average Market Value shall be in effect from and after such date until the Average Market Value is recalculated as of the next six month anniversary of such date, and shall be calculated using the same methodologies as the Average Market Value was calculated as set forth on this Schedule A so that each Average Market
                                        ----------
Value, as of the date of determination, would result in a holder purchasing a share of 8% Convertible Preference Shares as of the First Issue Date recognizing an internal rate of return of 20% if such share were redeemed by the Company as of such date of determination.

Average Market Value will be subject to equitable proportionate adjustments in the event of any event described in subsection 5.1(c)(iii) or similar event.



                                 EXHIBIT D
                                 ---------

                           SHAREHOLDERS AGREEMENT


     THIS SHAREHOLDERS AGREEMENT (this Agreement ), dated as of ___________, 1998, is entered into by and between Triton Energy Limited, a Cayman Islands company (the Company ), and HM4 Triton, L.P., a Cayman Islands exempted
limited  partnership  (the    Purchaser  ).

     In consideration of the obligations of the Company and Purchaser under the Stock Purchase Agreement (as hereinafter defined), the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


Section 1.1  Definitions.
             ------------

      8% Preference Shares means the 8% Convertible Preference Shares of the Company, par value $.01 per share.


      8% Preference Shares Authorization means the unanimous written consent of the Board authorizing the 8% Preference Shares dated _____________, 1998.


      "Advice"   shall  have  the  meaning  provided  in  Section  2.5 hereof.

    "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

      "Agreement" means this Shareholders Agreement, as such from time to time may be amended.

      "Asset Acquisition" shall mean (i) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or shall be consolidated or merged with the Company or any Subsidiary of the Company or (ii) the acquisition by the Company or any Subsidiary of the Company of assets of any Person comprising a division, line of business or substantial portion of the assets of such Person.

       "Asset Sale" shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Subsidiaries (excluding any Sale and Leaseback
Transaction or any pledge of assets or stock by the Company or any of its Subsidiaries) to any Person other than the Company or a wholly owned Subsidiary of the Company of (i) any Capital Stock of any Subsidiary of the Company or (ii) any other property or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business.

      "Board"    means  the  board  of  directors  of  the  Company.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York or Dallas, Texas are not required to be opened.

      "Commodity Agreement" shall mean any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the Company or any of its Subsidiaries designed to protect the Company or any of its Subsidiaries against fluctuations in the price of commodities actually used or bought or sold in the ordinary course of business of the Company and its Subsidiaries.

    "Common Stock" means the ordinary shares, $0.01 par value per share, of the Company, and any shares or capital stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

    "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

    "Company"   shall have the meaning set forth in the introductory paragraph hereof.

    "Consolidated EBITDA" shall mean, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or nonrecurring gains or losses), (B) Consolidated Interest Expense and (C) Consolidated Non-Cash Charges, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.


     "Consolidated Interest Expense" shall mean, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Swap Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers acceptance financing or similar facilities, and (e) all accrued interest and
(ii) the interest component of Capitalized Lease Obligations paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Income"of any Person shall mean, for any period, the aggregate net income (or loss) of such Person and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided
                                                                      --------
that there shall be excluded therefrom, without duplication, (a) gains and losses from Asset Sales or abandonments or reserves relating thereto and the related tax effects, (b) items classified as extraordinary or nonrecurring gains and losses, and the related tax effects according to GAAP, (c) the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Subsidiary of such first referred to Person or is merged or consolidated with it or any of its Subsidiaries, (d) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is restricted by contract, operation of law or otherwise, (e) the net income of any Person, other than a Subsidiary, except to the extent of the lesser of (x) dividends or distributions paid to such first referred to Person or its Subsidiary by such Person and (y) the net income of such Person (but in no event less than zero), and the net loss of such Person shall be included only to the extent of the aggregate Investment of the first referred to Person or a consolidated Subsidiary of such Person and (f) any non-cash expenses attributable to grants or exercises of employee stock options.

      "Consolidated Non-Cash Charges" shall mean, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Subsidiaries (excluding any such charges constituting an extraordinary or nonrecurring item) reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      "Credit Agreements" means, collectively, (i) that certain Credit Agreement between the Company and Soci t G n rale, Southwest Agency, dated October 8, 1997, as amended, (ii) that certain Credit Agreement between the Company and Barclays Bank PLC, dated November 26, 1997, as amended, (iii) that certain Credit Agreement between the Company and Toronto Dominion (Texas), Inc., dated November 26, 1997, as amended, (iv) that certain Credit Agreement between the Company and Union Bank of California, N.A., dated December 31, 1997, as amended, (v) that certain Credit Agreement between the Company and Credit Suisse First Boston, dated February 9, 1998, as amended, and (vi) that certain Demand Promissory Note with Banque Paribas dated September 15, 1997.

    "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

    "Current Market Price" of Common Stock or any other class of stock or other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ( NYSE ) or, if such security is not listed or admitted for trading on the NYSE,
----
on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market or, if such security is not quoted on The Nasdaq Stock Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ( NASDAQ ) or, if bid and asked prices for such security on such day shall not
------
have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board or, if no such market is regularly made, as determined by a majority of the Board based on advice of an independent appraiser selected by a majority of the Board.

    "Demand Registration" shall have the meaning set forth in Section 2.1.1 hereof.

    "Demand  Request"   shall  have  the  meaning set forth in Section 2.1.1.
hereof.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

    "Excluded  Registration"  means a registration under the Securities Act of
(i) securities registered on Form S-8 or any similar successor form and (ii) securities registered to effect the acquisition of all or a substantial portion of the securities of a Person or a substantial portion of its assets or a merger or other combination with another Person.

    "GAAP" shall mean United States generally accepted accounting principles, applied on a consistent basis for the periods involved.

    "Holder" shall mean Purchaser and shall include all direct or indirect transferees of Purchaser who shall become a party to this Agreement, and each subsequent transferee of any such Holder who shall become a party to or otherwise agree to be bound by this Agreement. Holders shall mean each Holder collectively. If at any time there is more than one Holder, except as otherwise specifically set forth in this Agreement, any notices, designations, consents, or similar actions to be taken by the Holder or Holders hereunder shall be taken as provided in Section 4.4.

    "Immediate  Family"    means  the  spouse  of  an  individual  and  the
grandparents, parents, siblings and children (and children and spouses of any of the foregoing) of the individual or his or her spouse. An adopted child will be treated as the child of his or her adoptive parent or parents if (but only if) he or she was adopted before he or she reached 21 years of age.

    "Inspectors"   shall  have the meaning provided in Section 2.5(x) hereof.

    "Indebtedness"    shall  mean  with  respect  to  any  Person,  without
duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting Capitalized Lease Obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business), (v) for the reimbursement of any obligor on any letter of credit, banker s acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for Interest Swap Obligations, Commodity Agreements and Currency Agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through (vii) which is secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be (A) the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and (B) with respect to all contingent obligations described above, the maximum liability as of such date of such Person for any guarantees of Indebtedness for borrowed money of any other
Person and the amount required under GAAP to be accrued with respect to any other contingent obligation.

    "Interest  Swap  Obligations"   shall  mean the obligations of any Person
under any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

    "Investment"   shall  mean (i) any transfer or delivery of cash, stock or other property of value in exchange for Indebtedness, stock or other security or ownership interest in any Person by way of loan, advance, capital contribution, guarantee or otherwise and (ii) an investment deemed to have been made by the Company at the time any entity which was a Subsidiary of the Company ceases to be such a Subsidiary in an amount equal to the value of the loans and advances made, and any remaining ownership interest in, such entity immediately following such entity ceasing to be a Subsidiary of the Company. The amount of any non-cash Investment shall be the fair market value of such Investment, as determined conclusively in good faith by management of the Company unless the fair market value of such Investment exceeds $1,000,000, in which case the fair market value shall be determined conclusively in good faith by the Board of Directors at the time such Investment is made.

    "Issue  Date"    shall have the meaning ascribed to such term under the 8%
Convertible  Preference  Shares  Authorization.

    "Junior  Shares"   has  the  meaning provided in the 8% Preference Shares
Authorization.

   "Leverage  Ratio"   shall mean the ratio of (i) the aggregate outstanding
amount of Indebtedness of the Company and its Subsidiaries (including Permitted Indebtedness) as of the date of calculation on a consolidated basis in accordance with GAAP (subject to the terms described in the next paragraph) plus (A) the aggregate liquidation preference on such date of (1) all outstanding Preferred Stock of the Company s Subsidiaries (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company and except Preferred Stock issued by Triton International Oil Corporation in respect of costs to conduct petroleum operations pursuant to Section 8.3 of the Shareholders Agreement with ARCO JDA Limited), (2) all Senior Shares, (3) all Parity Liquidation Shares and (4) all other outstanding shares of Preferred Stock of the Company the terms of which require, or permit the holder thereof to require, the Company to redeem all or any portion thereof at a future date, but in the case of clause (4), only with respect to the present value of such amount as required to be redeemed or with respect to which the holders thereof could require redemption, calculated at a discount rate equal to the weighted average of the interest rates under the Credit Agreements (or any Refinancing Indebtedness related thereto as from time to time in effect) (excluding in each of cases (2), (3) and (4) such securities issued to a wholly-owned Subsidiary of the Company) less (B) cash and the current market value of marketable securities held by the Company and its Subsidiaries to
(ii) the Consolidated EBITDA of the Company for the four full fiscal quarters (the Four Quarter Period ) ending on or as of the most recent quarter end
        ---------------------
prior  to  the  date  of  determination.


     For purposes of this definition, the amount of Indebtedness which is issued at a discount shall be deemed to be the accreted value of such Indebtedness at the end of the Four Quarter Period, whether or not such amount is the amount then reflected on a balance sheet prepared in accordance with GAAP. In addition to the foregoing, for purposes of this definition, Consolidated EBITDA shall be calculated on a pro forma basis after giving effect to (i) the incurrence of the Indebtedness of such Person and its Subsidiaries and the issuance of the Preferred Stock of such Person and its Subsidiaries (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence (and the application of the proceeds therefrom) or repayment of other Indebtedness, other than the incurrence or repayment of Indebtedness pursuant to working capital facilities, at any time subsequent to the beginning of the Four Quarter Period and on or prior to the date of determination, as if such incurrence or issuance (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Four Quarter Period, (ii) any Asset Sales or Asset Acquisitions (including without limitation any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person that becomes a Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for Indebtedness or issuing Preferred Stock) at any time on or subsequent to the first day of the Four Quarter Period and on or prior to the date of determination, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness and the issuance of such Preferred Stock and also including any Consolidated EBITDA associated with such Asset Acquisition) occurred on the first day of the Four Quarter Period and (iii) cost savings resulting from employee terminations, facilities consolidations and closings, standardization of employee benefits and compensation practices, consolidation of property, casualty and other insurance coverage and policies, standardization of sales representation commissions and other contract rates, and reductions in taxes other than income taxes (collectively Cost Savings Measures ), which cost
                                           ---------------------
savings the Company reasonably believes in good faith would have been achieved during the Four Quarter Period as a result of such Asset Acquisitions (regardless of whether such cost savings could then be reflected in pro forma financial statements under GAAP, Regulation S-X promulgated by the Commission or any other regulation or policy of the Commission), provided that both (A) such cost savings and Cost Savings Measures were identified and such cost savings were quantified in an officer s certificate delivered to the Board of Directors (with a copy delivered to Purchaser) at the time of the consummation of the Asset Acquisition and such officer s certificate states that such officer believes in good faith that actions will be commenced or initiated within 90 days of such Asset Acquisition to effect such Cost Savings Measures and (B) with respect to each Asset Acquisition completed prior to the 90th day preceding such date of determination, actions were commenced or initiated by the Company within 90 days of such Asset Acquisition to effect the Cost Savings Measures identified in such officer s certificate (regardless, however, of whether the corresponding cost savings have been achieved).

    "Material  Adverse  Effect"  shall  have the meaning provided in Section
2.1.5  hereof.

    "NASD"  shall  have  the  meaning  provided  in Section 2.5(xiv) hereof.

    "Parity  Shares"    has  the  meaning provided in the 8% Preference Shares
Authorization.

    "Parity  Dividend  Shares"   has the meaning provided in the 8% Preference
Shares  Authorization.

    "Parity Liquidation Shares" has the meaning provided in the 8% Preference Shares Authorization.

    "Permitted  Indebtedness"    shall  mean,  without  duplication,  (i)
Indebtedness outstanding on the First Closing Date, other than Indebtedness under the Credit Facilities; (ii) Indebtedness of the Company or a Subsidiary incurred pursuant to the Credit Agreements in an aggregate principal amount at any time outstanding not to exceed $135 million; (iii) Interest Swap Obligations; provided that such Interest Swap Obligations are entered into to
              --------
protect  the  Company from fluctuations in interest rates of its Indebtedness;
(iv)  obligations under Commodity Agreements and Currency Agreements, provided
                                                                      --------
that such Commodity Agreements and Currency Agreements are entered into to protect the Company from fluctuations in commodity prices and currency values, respectively; (v) Refinancing Indebtedness; (vi) Indebtedness owed by the Company to any wholly owned Subsidiary of the Company or by any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company;
(vii) Indebtedness in respect of performance bonds, letters of credit, bankers acceptances and surety or appeal bonds provided by the Company or any of its Subsidiaries to their customers in the ordinary course of their business;
(viii) Indebtedness required to be incurred pursuant to the Shareholders' Agreement between Triton International Oil Corporation and ARCO JDA Limited; and (ix) Indebtedness represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in a related business or incurred to refinance any such purchase price or cost of construction or improvement, in each case incurred no later than 365 days after the date of such acquisition or the date of completion of such construction or improvement; provided, however, that the principal amount of any Indebtedness incurred
   -----   -------
pursuant to this clause (viii) shall not exceed $10,000,000 at any time outstanding.

    "Permitted Transfer" means any Transfer (a) with respect to a Holder who is an individual, to a member of the Immediate Family of the Holder or a trust whose sole beneficiaries are the Holder and/or members of the Immediate Family of the Holder, (b) with respect to a Holder that is a corporation, partnership or other entity (other than a trust), to an owner of at least 10% of the equity interest in the corporation, partnership or other legal entity or to a general partner of any partnership, (c) with respect to a Holder that is a trust, to any beneficiary of the trust or any member of the Immediate Family of a beneficiary of the trust, (d) to any Affiliate of a Holder, (e) pursuant to a pledge to secure indebtedness provided that the pledgee agrees in writing that the Registrable Shares subject to such Transfer shall be subject to the terms hereof, (f) to any charitable trust, foundation or other charitable or non-profit organization or entity, (g) to a Holder pursuant to the provisions of Section 3.3, (h) pursuant to a merger, consolidation, share exchange, scheme of arrangement or other similar transaction by the Company or pursuant to an agreement to which the Company is a party, (i) by a Holder in response to a tender or exchange offer for all of the outstanding Common Stock of the Company and (j) by a Holder pursuant to a public offering registered under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act; provided that, in each of case (a) through (f), the transferee agrees to be
 -------
bound  by  the  terms  and  provisions  of  this  Agreement.

    "Person   or   person"    shall  mean any individual, firm, partnership,
company or other entity, and shall include any successor (by merger or otherwise) of such entity.

    "Preferred  Stock"    of  any  Person shall mean any Capital Stock of such
Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

    "Records"    shall  have  the  meaning  provided in Section 2.4(x) hereof.

    "Refinancing Indebtedness" shall mean any refinancing by the Company of Indebtedness of the Company or any of its Subsidiaries that does not (i) result in an increase in the aggregate principal amount of Indebtedness (such principal amount to include, for purposes of this definition, any premiums, penalties or accrued interest paid with the proceeds of the Refinancing Indebtedness) of such Person or (ii) create Indebtedness with (a) a Weighted
Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (b) a final maturity earlier than the final maturity of the Indebtedness being refinanced.

    "Registrable Shares" means at any time the 8% Preference Shares of the Company and Common Stock owned by the Holder or Holders, whether owned on the date hereof or acquired hereafter, including upon the conversion of 8% Preference Shares by the Holder thereof or otherwise; provided, however, that
                                                       --------  -------
Registrable Shares shall not include any shares (x) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (y) which have been sold to the public pursuant to Rule 144 promulgated under the Securities Act.

   "Registration Expenses" shall have the meaning provided in Section 2.7 hereof.

    "Replacement Shelf Registration Statement" shall have the meaning provided in Section 2.2.3 hereof.

    "Requesting Holder" shall have the meaning provided in Section 2.1.1(a) hereof.

    "Required Filing Date" shall have the meaning provided in Section 2.1.1(b) hereof.

    "Sale and Leaseback Transaction" shall mean any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary of any property, whether owned by the Company or any Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

    "SEC"   means  the  United  States  Securities  and  Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

    "Seller Affiliates" shall have the meaning provided in Section 2.8.1 hereof.

    "Senior Shares" shall have the meaning provided in the 8% Convertible Preference Shares Authorization.

    "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated August 31, 1998, between the Company and Purchaser.

    "Subsidiary" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and
(ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person. For purposes hereof, Triton International Oil Corporation shall be deemed a Subsidiary of the Company.

    "Suspension Notice" shall have the meaning provided in Section 2.6 hereof.

    "Third-Party  Sale"   means any Transfer other than a  Permitted Transfer.

    "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market, or if such securities are not quoted on The Nasdaq Stock Market, in the applicable securities market in which the securities are traded.

    "Transfer"    means any direct or indirect sale, transfer, pledge or other disposition  of  Registrable  Shares.

      Weighted Average Life to Maturity shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

Section 1.2   Rules of Construction.  Unless the context otherwise requires:
              ---------------------
         (1)  a term has the meaning assigned to it;

         (2)   or  is not exclusive;

         (3) words in the singular include the plural, and words in the plural include the singular;

         (4)  provisions apply to successive events and transactions; and

         (5)      herein,   thereof  and other words of similar import refer
to this Agreement as a whole and not to any particular Article, Section or other subdivision.


                                  ARTICLE 2

                            REGISTRATION RIGHTS

Section 2.1  Demand Registration.
             -------------------------

2.1.1        Request for Registration.
             -------------------------

     (a) At any time after _____________, ____ [ONE YEAR AFTER FIRST CLOSING], one or more Holders may request the Company, in writing (a Demand
                                                                        ------
Request  ), to effect the registration under the Securities Act of all or part
 ------
of  its  or  their Registrable Shares (a  Demand Registration ); provided that
                                          -------------------    --------
the Registrable Shares proposed to be sold by the Holders requesting a Demand Registration (the Requesting Holders, which term shall include parties deemed Requesting Holders pursuant to Section 2.1.5 hereof) represent, in the aggregate, more than 20% of the total number of Registrable Shares held by
all  Holders  (a    Registrable  Amount  ).
                    -------------------
     (b) Each Demand Request shall specify the number of Registrable Shares proposed to be sold (which shall represent, in the aggregate, more than 20% of the total number of Registrable Shares held by all Holders) and the intended method of disposition thereof. Subject to Section 2.1.6, the Company shall file the Demand Registration within 45 days after receiving a Demand Request (the Required Filing Date ) and shall use all commercially reasonable
              --------------------
efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company need effect only
                                   --------  ----
five  Demand  Registrations; provided, further, that if any Registrable Shares
                             --------  -------
requested to be registered pursuant to a Demand Request under this Section 2.1 are excluded from a registration pursuant to Section 2.1.4 below, the Holders shall have the right, with respect to each such exclusion, to one additional Demand Registration under this Section 2.1 with respect to such excluded Registrable Shares; and provided, further, that the Company shall not be
                           --------   -------
obligated to file a registration statement relating to a registration request under this Section 2.1 more frequently than once in any nine month period or within a period of six months after the effective date of any other registration statement of the Company other than an Excluded Registration or any registration statement filed at the request or on behalf of, or for the benefit of, another securityholder of the Company (other than pursuant to this Section 2.1) in which Holders were not entitled to include all Registrable Shares requested to be included therein.


     2.1.2       Effective Registration and Expenses.  A registration will not
                 -----------------------------------
count as a Demand Registration until it has become effective (unless (i) (A) the Requesting Holders shall have made a written request for a registration which is subsequently withdrawn by the Requesting Holders with respect to a number of Registrable Securities such that the number of Registrable Securities requested to be included in such registration statement is less than a Registrable Amount after the Company has filed a registration statement with the SEC in connection therewith, (B) the Company has performed its obligations hereunder in all material respects and (C) there has not been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company, or (ii) such registration statement is not declared effective solely as a result of the failure of the Requesting Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration, unless such order, injunction or requirement shall have been imposed solely as a result of the actions of the Requesting Holders or the failure of the Requesting Holders to take all actions reasonably required in order to prevent such imposition, in which case such registration shall be counted as a Demand Registration without regard to whether it is so interfered with . Subject to the following sentence, in the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses incurred in connection therewith shall be borne by that Holder and such withdrawn Demand Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to Section 2.1.1(b). In the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses shall be borne by the Company if (i) the Company has not performed its obligations hereunder in all material respects or (ii) there has been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company; and in such case a withdrawn Demand
Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to
Section  2.1.1(b).

     2.1.3          Selection of Underwriters.  If requested by the Requesting
                    -------------------------
Holders, the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering. The Requesting Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall determine whether the offering shall be in the form of a firm commitment underwriting and, if so, shall select the investment banking firm or firms to manage the underwritten offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

     2.1.4     Priority on Demand Registrations.  No securities to be sold for
               --------------------------------
the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration if the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price or success of the offering (a Material Adverse Effect ). Furthermore, in the
                               -----------------------
event the managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares held by the Requesting Holders.

     2.1.5        Rights of Nonrequesting Holders.  Upon receipt of any Demand
                  -------------------------------
Request, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within 15 days of their receipt of the Company s notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be Requesting Holders for purposes of this Section 2.1.


     2.1.6      Deferral of Filing.  The Company may defer the filing (but not
                ------------------
the preparation) of a registration statement required by Section 2.1 until a date not later than 180 days after the Required Filing Date (or, if longer, 180 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board had determined to effect a registered underwritten public offering of the Company s securities for the Company s account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section
2.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed by the Company or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company s account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1.6, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section
2.1.6 and, subject to applicable confidentiality agreements, a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.1.6 only once.

     Section  2.2          Piggyback  Registrations.
                           ------------------------

     2.2.1     Right to Piggyback.  Each time the Company proposes to register
               ------------------
any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company and including any registration statement pursuant to Rule 415 under the Securities Act (such as a universal shelf registration statement), including the Replacement Shelf Registration Statement) or proposes to make such an offering of equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company s registration statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2.2 hereof. Each Holder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered and the intended method of disposition) within 20 days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder s request for inclusion of such Holder s Registrable Shares in any registration statement pursuant to this Section 2.2.1 by giving written notice to the Company of such withdrawal. Subject to Section 2.2.2 below, the Company shall use all commercially reasonable efforts to include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.


     2.2.2     Priority on Registrations.  If the Registrable Shares requested
               -------------------------
to be included in the registration statement by any Holder differ from the type of securities proposed to be registered by the Company and the managing underwriter advises the Company that due to such differences the inclusion of such Registrable Shares would cause a Material Adverse Effect, then (i) the number of such Holder s or Holders Registrable Shares to be included in the registration statement shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Shares from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement. Any partial reduction in number of Registrable Shares to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder s requested shares bears to the total number of shares requested to be included in such registration statement by all Persons other than the Company who have requested that their shares be included in such registration statement. If the Registrable Shares requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing underwriter advises the Company in writing that the inclusion of such Registrable Shares would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the shares such Holder has requested be registered equal to the ratio which such Holder s requested shares bears to the total number of shares requested to be included in such registration statement by all Persons who have requested that their shares be included in such registration statement. If the Company initiated the registration, then the Company may include all of its securities in such registration statement before any of such Holder s requested shares are included. If another securityholder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Shares requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this Section 2.2.2 any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder s request to include Registrable Shares in such registration statement prior to its effectiveness. No Holder may participate in any registration statement hereunder unless such Person (x) agrees to sell such Person s Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person s ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Person s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

     Section  2.3          Shelf  Registration.
                           -------------------

     2.3.1        Replacement Shelf Registration.  Upon the written request of
                  ------------------------------
Purchaser at any time after the Second Closing Date, the Company promptly shall prepare and file with the SEC a universal shelf registration statement pursuant to Rule 415 under the Securities Act to supersede and replace the Company s existing universal shelf registration statement (registration no. 333-11703) currently effective under the Securities Act and shall include therein such Registrable Shares as Holder shall request (but in no event less than a Registrable Amount) (the Replacement Shelf Registration Statement ).
                                   ----------------------------------------
The Company shall use all commercially reasonable efforts to cause such Replacement Shelf Registration Statement to become effective under the Securities Act, and at any time after the effectiveness thereof when the Company elects to effect an offering of securities pursuant to the Replacement Shelf Registration Statement, Holder shall be entitled to exercise its rights under Section 2.1 (subject to the first sentence of Section 2.1.1 with respect to any demand for any offering to be made pursuant thereto) and Section 2.2.1 with respect to such offering.

     2.3.2      Use of Shelf Registration.  At any time that Holder requests a
                -------------------------
Demand Registration pursuant to Section 2.1 or to include Registrable Shares in a registration statement pursuant to Section 2.2, in each case with respect
to  the  Replacement  Shelf  Registration  Statement  or  any  other    shelf
registration statement, the provisions of Sections 2.1 and 2.2, including references in such Sections to file, register or included in, as relating to the rights of the Holders to request to include Registrable Shares in a registration statement to be filed with the SEC shall be construed as referring to a request to have Registrable Shares included in such registration statement pursuant to Section 2.2 in the case of the initial filing of such registration statement or to a request to include Registrable
Shares in an offering to be effected pursuant to such registration statement pursuant to Section 2.1 or 2.2, as applicable, in the case of an offering to be effected pursuant to a registration statement that previously has been declared effective under the Securities Act.

     Section  2.4         Holdback Agreement.  Unless the managing underwriter
                          ------------------
otherwise agrees, each of the Company and the Holders agrees, and the Company agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten business days prior to the effectiveness under the Securities Act or pricing of any underwritten offering pursuant to a registration statement in which Registrable Securities are included and during such time period after the effectiveness under the Securities Act of any underwritten registration or pricing of underwritten securities (not to exceed 90 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

     Section  2.5          Registration  Procedures.   Whenever any Holder has
                           ------------------------
requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

     (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use all commercially reasonable efforts to cause such registration statement to become effective;

     (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

     (iv) use all commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use all commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

     (v) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or blue sky laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (vi) make generally available to the Company s securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

     (vii) if requested by the managing underwriter or reasonably requested by any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

     (viii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

     (ix) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

     (x) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the Inspectors ),
                                                                 ----------
all financial and other records, pertinent corporate documents and properties of the Company (collectively, the Records ), as shall be reasonably necessary
                                   -------
to enable them to exercise their due diligence responsibility, and cause the Company s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

     (xi)       furnish to each seller and underwriter a signed counterpart of
(A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

     (xii) use all commercially reasonable efforts to cause the Registrable Shares included in any registration statement to be (A) listed on each securities exchange, if any, on which securities of the same type issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ( NASDAQ ) or The New York Stock Exchange if the
                                ------
Registrable Shares so qualify and securities of the same type issued by the Company are so listed or quoted;

     (xiii) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

     (xiv) cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in all reasonable respects in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ( NASD );
                                                                     ----

     (xv) during the period when the prospectus is required to be delivered under the Securities Act, file within the required time periods all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

     (xvi) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

     (xvii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

     (xviii)     enter into such agreements (including underwriting agreements in the managing underwriter s customary form) as are customary in connection with an underwritten registration; and


     (xix) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     Section  2.6          Suspension  of Dispositions.  Each Holder agrees by
                           ---------------------------
acquisition of any Registrable Shares that, upon receipt of any notice (a Suspension Notice ) from the Company of the happening of any event of the kind
   --------------
described in Section 2.5(v)(C), such Holder will forthwith discontinue disposition of Registrable Shares until such Holder s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the Advice ) by the Company that the use of the prospectus may be resumed, and has
------
received  copies  of  any  additional  or  supplemental  filings  which  are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.4(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

     Section  2.7         Registration Expenses.  All expenses incident to the
                          ---------------------
Company s performance of or compliance with this Article 2 including without limitation, (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any qualified independent underwriter as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), (vi) messenger and delivery expenses, (vii) the Company s internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Shares, (ix) fees and expenses of counsel for the  Company  and  its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incident to such performance), (x) securities acts liability insurance (if the Company elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Company in connection with such registration, and (xii) the fees and expenses of other persons retained by the Company, subject to Section 2.1.2., will be borne by the Company, whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes or the fees and expenses of counsel for the Holders.


     Section  2.8          Indemnification.
                           ---------------

     2.8.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the Seller Affiliates ) (A) against any and all
                                ------------------
losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys fees and disbursements except as limited by Section 2.8.3) based upon, arising out of or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Shares or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement (effected with the Company s consent) of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller or any Seller Affiliate specifically for inclusion in the registration statement or arise from such seller s or any Seller Affiliate s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.8.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.


     2.8.2 In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys fees and disbursements except as limited by Section 2.8.3) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

     2.8.3 Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (B) unless such indemnified party has been advised by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party, or (iv) the indemnified party s counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (iii) or (iv), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing (such consent not to be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party shall have been advised by counsel in writing that a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

     2.8.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8.1 or Section 2.8.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 2.8.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.8.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders obligations in this
Section 2.8.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

     If sufficient indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8.1 and Section 2.8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8.4.

     2.8.5 The indemnification and contribution provided for under this Stockholders Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.



                                  ARTICLE 3

                            RESTRICTIONS ON TRANSFER

Section 3.1 General. Any Third-Party Sale shall be subject to compliance with provisions of this Article 3.


     Section  3.2          Transfer Restrictions.   During the one year period
                           ---------------------
following the date hereof, the Holder shall not engage in any Third-Party Sales without the Company s prior written consent.

     Section 3.3     Right of First Offer.  (a) Until the earlier of the fifth
                     --------------------
annual anniversary of the date hereof or the date on which Purchaser and its Affiliates own less than 10% of the then outstanding Common Stock (assuming conversion of all Common Stock Equivalents, including all 8% Preference Shares, then held by Purchaser and its Affiliates) prior to consummating any Third-Party Sale in respect of Common Stock, 8% Preference Shares or a combination of Common Stock and 8% Preference Shares that constitute, in the aggregate, more than 9.9% of the then outstanding Common Stock (assuming conversion of all Common Stock Equivalents, including all 8% Preference Shares, then held by Purchaser and its Affiliates proposed to be sold) to any one buyer or related group of buyers in a single transaction or a series of related transactions, Purchaser or any Affiliate of Purchaser (the Offeror )
                                                                     -------
will  deliver  to  the Company a written notice (an  Offer Notice ) specifying
                                                     ------------
the aggregate number of Registrable Securities intended to be Transferred and the minimum consideration (the Offer Price ) for which the Offeror proposes
                                  -----------
in good faith to sell the Registrable Securities to be offered in such Third-Party Sale (the Offered Shares ). Upon receipt of such notice, the
                           --------------
Company  shall have 30 days to notify the Offeror in writing (the ROFO Notice)
                                                                  -----------
of the identity of one or more designated buyers (collectively, the Designated Buyer ) of the Offered Shares (which may include the Company). The
       ---------
Designated Buyer shall then have an additional 30 days from the date the Company notifies the Offeror to close the acquisition of the Offered Shares.

     (b)          Rights  to Purchase Offered Shares.  If the Designated Buyer
                  ----------------------------------
delivers  to  the  Offeror a written notice (an  Acceptance Notice ) within 30
                                                 -----------------
days  following  delivery  of the ROFO Notice  (the  ROFO Acceptance Period ),
                                                     ----------------------
stating that such Designated Buyer is willing to purchase all of the Offered Shares for the Offer Price and on the other terms, if any, as are set forth in the Offer Notice, the Offeror will sell all (but not less than all) of the Offered Shares to such Designated Buyer, and such Designated Buyer will purchase such Offered Shares from the Offeror, on the proposed terms and subject to the conditions set forth in the Offer Notice and below ; provided,
                                                                     --------
however,  that  if  the Offer Price is payable in whole or in part in property
-------
(which term shall include the securities of any issuer other than the Company) other than cash, the Designated Buyer may pay, in lieu of such property, a sum of cash equal to the fair market value of such property as determined by the selling Holder and the Designated Buyer in good faith or, if the selling Holder and the Designated Buyer do not agree on the fair market value of such property within five (5) days after the delivery of the Acceptance Notice, then each of the selling Holder and the Designated Buyer shall select one nationally recognized independent appraiser (with each of the selling Holder and the Designated Buyer bearing the expense of the appraiser selected by it) to determine the fair market value of that property and the average of the appraised fair market values of that property as determined by those appraisers shall be deemed the fair market value of that property for purposes of this Article 3.

     (c)          The  ROFO  Closing.  The consummation of any purchase of the
                  ------------------
Offered Shares by the Designated Buyer pursuant to this Section 3.3 (the  ROFO
                                                                          ----
Closing ) will occur no later than the last day of the ROFO Acceptance Period,
-------
at such time and place as may be agreed upon by the Offeror and the Designated Buyer or, if such parties fail to agree to such time and place, at the offices of the Offeror at 200 Crescent Court, Suite 1600, Dallas, Texas 75201 at 10:00 a.m. (Central Time) on the last business day of the ROFO Acceptance Period. At the ROFO Closing, (1) the Designated Buyer will deliver to the Offeror by certified or official bank check or wire transfer to an account designated by the Offeror an amount in immediately available funds equal to the aggregate Offer Price for the offered Shares, (2) the Offeror will deliver one or more certificates evidencing the Offered Shares, together with such other duly executed instruments or documents (executed by the Offeror) as may be reasonably requested by the Designated Buyer to acquire the Offered Shares.

     (d)         Right to Consummate Third-Party Sale  If no ROFO Notice or no
                 ------------------------------------
Acceptance Notice relating to the proposed Third-Party Sale is delivered to the Offeror prior to the expiration of the applicable period set forth above, or an Acceptance Notice is so delivered to the Offeror but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless the Designated Buyer was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by the Designated Buyer at the ROFO Closing), the Offeror may (without affecting its rights, if any, arising out of such failure) consummate the Third-Party Sale, but only (1) during the 6-month period immediately following the expiration of the applicable 30 day period (in the event that no ROFO Notice or Acceptance Notice, as the case may be, was timely delivered to the Offering Holder) or the 6-month period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offeror but the ROFO Closing failed timely to occur) and, (2) at a price at least equal to 95% of the Offer Price.

                                ARTICLE 4

             MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

Section 4.1  Board.
             -----


     4.1.1         Board Representation.  Subject to the provisions of Section
                   --------------------
4.1.6 below, Holder shall be entitled to designate individuals for nomination for election to the Board as follows:

     (i) for so long as the Board consists of ten members, Holder shall be entitled to designate four nominees;


     (ii) if the number of members constituting the entire Board shall be increased or decreased from ten, Holder shall be entitled to designate a number of nominees so that such nominees, if elected, would constitute that percentage of the total number of members of the Board that the number of directors Holder was entitled to nominate immediately prior to such increase or decrease bears to the total number of directorships on the entire Board immediately prior to such increase or decrease, with any fractional directorship resulting from such calculation being rounded up to the next whole number.

     Members of the Board designated by Holder pursuant to this Section 4.1.1 or elected to fill a vacancy by members designated by Holder as provided in subsection 4.1.4 herein shall be referred to as the Holder Designees.
                                                             ----------------
Subject to Section 4.1.6, the Company and the Board shall take such actions as necessary to cause Holder Designees to be nominated and submitted to the shareholders for election to the Board as provided in Sections 4.1.2 and 4.1.3.

     4.1.2     Initial Board Designees.  Simultaneously with the execution and
               -----------------------
delivery of this Agreement, the Company and the Board shall take such actions as necessary to cause the Board to consist of ten members, four vacancies to exist on the Board, and to cause four Holder Designees to fill such vacancies on the Board created pursuant to the terms of the Stock Purchase Agreement.

     4.1.3          Annual  Meeting.
                    ---------------

     (a) At each annual meeting of the Company s shareholders or any extraordinary meeting in lieu thereof at which the term of any Holder Designee is to expire or prior to which there shall be less than the maximum number of Holder Designees serving on the Board, Holder shall be entitled to designate for nomination as a director the number of individuals as necessary so that, if such designees are elected to the Board at such annual meeting or any extraordinary meeting in lieu thereof, the maximum number of Holder Designees shall be serving on the Board. The Company agrees to cause each Holder Designee so designated by Holder to be nominated for election to the Board at each annual meeting of the Company s shareholders or any extraordinary meeting in lieu thereof. To the extent the Company s proxy statement for any annual meeting of shareholders, or any extraordinary meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Company s Board, the Company agrees to include a recommendation of its Board that the shareholders also vote in favor of each Holder Designee standing for election at such meeting. The Company shall take all actions necessary to ensure that the Articles of Association of the Company as in effect immediately following the date hereof do not, at any time thereafter, conflict in any respect with the provisions of this Section 4.1.

     (b) If, at any time Holder fails to advise (at least 90 days prior to the next annual meeting) the Board in writing of its intention to designate the number of directors which Holder is then entitled to designate for nomination at the next annual meeting of the Company s shareholders or extraordinary meeting in lieu thereof (other than any such meeting that occurs within 90 days after the resignation of a director designated by Holder, in which case such writing shall be delivered within a reasonable amount of time prior to the mailing of proxy materials for such meeting), then the rights granted under this Section 4.1 with respect to the designation of Holder Designees shall be applicable for such meeting only with respect to the number of nominees as indicated in such writing, if any, that Holder intends to designate, but shall continue to be fully effective with respect to subsequent meetings and interim vacancies. At each annual meeting or extraordinary meeting in lieu thereof for which Holder does not advise the Board of its intention to nominate the maximum number of directors which it is entitled to nominate for such meeting, the nominees for election to the Board, other than those nominated by Holder, shall be determined by the Board and the Company.

     4.1.4          Board  Committees.    For so long as Holder is entitled to
                    -----------------
nominate at least one Holder Designee, the Company and the Board shall take such actions as necessary to cause at least one Holder Designee to be elected to, and to at all times be a member of, each committee established by the Board.

     4.1.5      Vacancies.  If, prior to his election to the Board pursuant to
                ---------
Section 4.1.1 hereof, any Holder Designee shall be unable or unwilling to serve as a director of the Company, then the Holder shall be entitled to nominate a replacement who shall then be a Holder Designee for purposes of this Section 4. If, following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any Holder Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, then the Holder shall, within 30 days of such event, notify the Board in writing of a replacement Holder Designee, and the Company and the Board shall take such action as necessary to cause such replacement Holder Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Holder Designee who such new Holder Designee is replacing.

     4.1.6        Reduction/Termination of Rights.  The right of the Holder to
                  -------------------------------
designate directors under this Section 4.1 shall be reduced and terminate as follows:

     If at any time after the Second Closing the number of shares of Common Stock and 8% Preference Shares (assuming conversion of such shares into Common Stock) held of record by Purchaser and its Affiliates, collectively, represent less than the below specified percentage of the number of shares of Common Stock into which a number of 8% Preference Shares equal to the Original Number would be convertible as of such time of determination, the number of directors that Holder shall be entitled to designate shall be reduced to the number indicated:




PERCENTAGE HELD                         HOLDER
 BY PURCHASE AND ITS AFFILIATES       DIRECTORS
--------------------------------      ---------

Less than 75% but equal to
 or more than 50%                         3

 Less than 50% but equal to
 or more than 25%                         2

 Less than 25% but equal to
 or more than 1%                          1

 Less than 1%                             0

     For  purposes  of  this  Agreement,  "Original  Number"  shall  mean  the
                                           ----------------
aggregate number of 8% Preference Shares purchased by Purchaser pursuant to the terms of the Stock Purchase Agreement (including 8% Preference Shares purchased pursuant to the Rights (as defined in the Stock Purchase Agreement)).

     Upon  written  request  to  Holder  at any time that the number of Holder
Designees exceeds the number of directors Holder shall be entitled to designate pursuant to this Section 4.1.5, Holder shall cause one or more Holder Designees to resign from the Board as necessary to reduce the number of Holder Designees to the number Holder is then entitled to designate.

     4.1.7      Fees; Costs and Expenses.  Except as provided in the following
                ------------------------
sentence, Holder Designees shall not receive an annual retainer, meeting fees or other consideration for serving on the Board (or committees thereof) on any Board of Directors of any Subsidiary of the Company. The Company will pay or reimburse each Holder Designee for all reasonable out-of-pocket expenses incurred by such Holder Designee in connection with its participation in meetings of the Board (and committees thereof) and the Boards of Directors (and committees thereof) of the Subsidiaries of the Company.

     4.1.8        Class Director Limitation.  Notwithstanding the term of this
                  -------------------------
Section 4.1, if, at any time that Holder holds a majority of the outstanding 8% Preference Shares and the holders of 8% Preference Shares are entitled, voting separately as a class, to elect directors pursuant to Section 9.1(c) of the 8% Preference Share Authorization, the number of Holder Designees that Holder is entitled to designate pursuant to this Section 4.1, when added to the two directors the holders of 8% Preference Shares are entitled to elect pursuant to Section 9(c) of the 8% Preference Share Authorization (the Class
                                                                         -----
Directors  ),  constitutes 50% or more of the members of the Board, the number
---------
of directors Holder is entitled to designate pursuant to this Section 4.1 shall be reduced to a number so that such Holder Designees and the Class Directors, collectively, constitute less than 50% of the total Board until the earlier of the date on which (i) Holder no longer owns a majority of the outstanding 8% Preference Shares or (ii) the Class Directors and the number of Holder Designees Holder is entitled to designate pursuant to this Section 4.1, collectively, constitute less than 50% of the Board.

     Section  4.2     Other Activities of the Holder; Fiduciary Duties.  It is
                      ------------------------------------------------
understood and accepted that the Holder and its Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of the Holder or its Affiliates whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company (including any designee of a Holder pursuant to Section 4.1.1) or any of its Subsidiaries of any fiduciary or other duties or obligations they may have to the Company s shareholders.


     Section 4.3 From and after the First Closing and for so long after the Second Closing as Purchaser and its Affiliates, collectively, hold of record shares of Common Stock and 8% Preference Shares (assuming conversion into Common Stock of all 8% Preference Shares held by Purchaser and its Affiliates) representing in the aggregate at least (x) 50% of the number of shares of Common Stock into which a number of 8% Preference Shares equal to the Original Shares would be convertible as of such time of determination or
(y) 10% of the number of outstanding shares of Common Stock, determined giving effect to the full conversion of all outstanding securities of the Company convertible or exchangeable for Common Stock, in addition to any other vote or consent of shareholders required by law or by the Company s Articles of Association, without the prior written consent of Holder, the Company shall not, and shall not permit any Subsidiary to:

     (i) Amend, alter or repeal any of the provisions of the Articles of Association of the Company or the 8% Preference Shares Authorization that affects the voting powers, rights or preferences of the holders of the 8% Preference Shares; provided, however, that action to authorize or create or to
                   --------  -------
increase the authorized amount of any Junior Shares, (1) shall not be deemed to affect the voting powers, rights or preferences of the holders of 8% Preference Shares;

     (ii) Merge, consolidate or enter into a similar business combination, scheme of arrangement or transaction, effect any reorganization, reclassification, recapitalization or other transaction or event in connection with a plan pursuant to which a majority of the outstanding Common Stock or any of the 8% Preference Shares (or, with respect to any Subsidiary of the Company, any shares or stock of such Subsidiary) shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender, offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) or otherwise reorganize with or into one or more entities (other than a merger of a wholly-owned Subsidiary of the Company into another wholly-owned Subsidiary of the Company); provided
                                                                      --------
that  this  clause  (ii)  shall  not  prohibit  the  restructure  of  Triton
International  Oil  Corporation  ("TIOC")  and  its  Subsidiaries  pursuant to
                                   ----
Section 14.1 of the Shareholders Agreement between TIOC and ARCO JDA Limited (the "ARCO Shareholders Agreement");
       -----------------------------

     (iii) Authorize or create, modify the terms of or increase the authorized amount of, (1) any shares of any class or series or of any security convertible into shares of any class or series ranking prior to the 8%
Preference Shares in the distribution of assets on any liquidation, dissolution or winding up of the Company or any Subsidiary or in the payment of dividends, (2) any class of Parity Shares, Parity Liquidation Shares or Parity Dividend Shares, (3) any class or series of Junior Shares or any security convertible into or exchangeable for any class or series of Junior Shares that, pursuant to their terms, require, or permit the holders thereof to require, the Company or any Subsidiary to redeem all or any portion of such Junior Shares, or (4) any class or series of any other equity security other than Junior Shares or any security convertible into or exchangeable for any class or series of any other equity security other than Junior Shares;

     (iv) Sell, lease to a third party or otherwise dispose of (in a single transaction or a series of related transactions) assets comprising in excess of 50% of the market value of the assets of the Company and its Subsidiaries as a whole or dissolve, liquidate or terminate the Company;

     (v) Other than regular dividends on the Company s 5% Convertible Preference Shares in accordance with the terms thereof as in effect on the date hereof and subject to subsection 3(i) of the 8% Preference Shares Authorization, declare, pay or set aside for payment any dividends or other distributions (whether in cash, shares or property) with respect to, or redeem or otherwise purchase, any Junior Shares or, in the case of any Subsidiary of the Company, any shares or stock held other than by the Company or any wholly-owned Subsidiary of the Company; provided that this clause (v) shall
                                           --------
not prohibit the payment of dividends on and/or redemption of shares of TIOC pursuant to the ARCO Shareholders Agreement;

     (vi) Directly, or indirectly through any Subsidiary of the Company, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, incur ) any Indebtedness (other than Permitted Indebtedness) or issue, or permit any Subsidiary of the Company to issue, any Preferred Stock (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company); provided, however, that the Company and its Subsidiaries may incur
           --------   -------
Indebtedness and, subject to the other limitations of this Section 4.3, issue shares of Preferred Stock if, in either case, the Company s Leverage Ratio at the time of incurrence of such Indebtedness or the issuance of such Preferred Stock, as the case may be, after giving pro forma effect to such incurrence or issuance as of such date and to the use of proceeds therefrom is less than 2.5 to 1; provided, further, that this clause (vi) shall not prohibit the issuance
      --------  -------
of Preferred Stock by Triton International Oil Corporation pursuant to Section
8.3  of  the  ARCO  Shareholders  Agreement;

     (vii) Issue any shares of 8% Preference Shares other than (a) pursuant to the terms of the Stock Purchase Agreement and the Rights Offering (as defined in the Stock Purchase Agreement) and (b) as Additional Shares pursuant to subsection 3(b) of the 8% Preference Shares Authorization;

     (viii) Issue any shares of a class of shares ranking pari passu or prior to the 8% Convertible Preference Shares with respect to dividends or to the distribution of assets in liquidation or, in the case of any Subsidiary of the Company, issue any shares or stock to any Person other than the Company or any Subsidiary of the Company (provided that this clause (viii) shall not prohibit the issuance of Preferred Stock by Triton International Oil Corporation pursuant to Section 8.3 of the ARCO Shareholders Agreement);

     (ix) Commence or effect any tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock; or

     (x) Decrease the number of shares designated as 8% Convertible Preference Shares as provided in Section 1 of the Preference Shares Authorization.


    Section  4.4      Action by Holder.  At any time there shall be more than
                       ----------------
one Holder, the designation of Holder Designees and the consent of Holder required for actions referred to in this Agreement shall be effected by delivery to the Company of a written instrument designating such Holder Designees or granting (or denying) such consent executed by Holders holding a majority of outstanding Common Stock (calculated giving effect to the full conversion of all 8% Preference Shares held by all Holders) (a Majority
                                                                      --------
Interest).    Each  such  written instrument shall indicate the number of 8%
--------
Preference Shares held by the Holder or Holders executing same and shall contain a certification that such Holders 8% Preference Shares represent a Majority Interest.


                                ARTICLE 5

                               TERMINATION

     The provisions of this Agreement, unless earlier terminated pursuant to their terms, shall terminate on the tenth anniversary of the date of this Agreement.


                                ARTICLE 6

                             MISCELLANEOUS


     Section 6.1     Notices.  Any notices or other communications required or
                     -------
permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If  to  the  Company:

     c/o  Triton  Exploration  Services  Inc.


     Attention:    President

     If  to  any  Holder, at its address listed on the signature pages hereof.

     Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.


    Section  6.2       Third Party Registration Rights.  The Company is not a
                        -------------------------------
party, or otherwise subject, to any agreement granting registration rights to any other Person with respect to the securities of the Company. The Company will not on or after the date of this Agreement enter into any agreement granting (a) demand registration rights to any other Person with respect to the securities of the Company, or (b) piggy-back registration rights to any other Person that are not junior or subordinate to the rights granted to the holders of Registrable Securities under Sections 2.1 and 2.2 hereof, without the written consent of the holders of a majority of the then outstanding Registrable Shares. Any agreement entered into pursuant to such consent shall not be amended without a further written consent of the holders of a majority of the then outstanding Registrable Shares.

     Section  6.3        Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE
                         ---------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in
Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 5 hereof, (b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

     Section  6.4          Successors  and Assigns.  Whether or not an express
                           -----------------------
assignment has been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders benefit as the holders of any Registrable Shares are also for the benefit of, and enforceable by, all subsequent holders of Registrable Shares and such subsequent holders shall be deemed to be Holders and to have become parties to this Agreement (including without limitation for purposes of Article IV hereof), except as otherwise expressly provided herein; provided that the provisions of this Agreement shall not be for the benefit of, applicable to or enforceable by any transferee, and such transferee shall not be deemed a Holder for purposes of this Agreement of Registrable Shares if the Holder effecting such transfer expressly shall have designated such transferee as not constituting a Holder subject to or entitled to the benefit of this Agreement at or prior to the effectiveness of the transfer of Registrable Shares to such transferee. Subject to the preceding sentence, this Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

     Section  6.5     Duplicate Originals.  All parties may sign any number of
                      -------------------
copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     Section  6.6       Severability.  In case any provision in this Agreement
                        ------------
shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

     Section  6.7         Specific Performance.  The Company and the Holder or
                          --------------------
Holders recognize that if the Company refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the Holder or Holders for its or their injury. The Holder or Holders shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement.

     Section  6.8          No  Waivers;  Amendments.
                           ------------------------

     6.8.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

     6.8.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Holders holding a majority of the Registrable Shares.

     Section 6.9     No Affiliate Liability.  The partners, members, officers,
                     ----------------------
directors, shareholders and Affiliates of a Holder, the Company or their respective Affiliates shall not have any personal liability or obligation to any Person arising under this Agreement in such capacities.


                    SIGNATURES  TO  SHAREHOLDER  AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

                            TRITON  ENERGY  LIMITED



                            By:
                            Name:
                            Title:


                            HM4  TRITON,  L.P.

                            By:  HM  Triton  G.P.,  LLC,
                                 its  general  partner



                            By:
                            Name:
                            Title:

                            Address:

                            200  Crescent  Court
                            Suite  1600
                            Dallas,  Texas    75201